Document And Entity Information (USD $) In Billions, except Share data	12 Months Ended
	Jul. 02, 2011	Aug. 06, 2011	Dec. 31, 2010
Document And Entity Information
Document Type	10-K
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Document Period End Date	Jul 2, 2011
Amendment Flag	false
Trading Symbol	sle
Entity Registrant Name	Sara Lee Corp
Entity Central Index Key	0000023666
Current Fiscal Year End Date	--07-02
Entity Filer Category	Large Accelerated Filer
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Common Stock, Shares Outstanding		588,839,779
Entity Public Float			$ 10.7

Consolidated Statements Of Income (USD $) In Millions, except Per Share data	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Continuing Operations
Net sales	$ 8,681	$ 8,339	$ 8,366
Cost of sales	5,868	5,356	5,614
Selling, general and administrative expenses	2,060	2,183	2,072
Net charges for exit activities, asset and business dispositions	105	84	98
Impairment charges	21	28	314
Contingent sale proceeds		(133)	(150)
Operating income	627	821	418
Interest expense	117	138	161
Interest income	(32)	(23)	(41)
Debt extinguishment costs	55
Income from continuing operations before income taxes	487	706	298
Income tax expense	149	124	114
Income from continuing operations	338	582	184
Discontinued Operations
Income (loss) from discontinued operations net of tax expense (benefit) of $(50), $481 and $109	222	(139)	196
Gain on sale of discontinued operations, net of tax expense of $568, $74 and nil	736	84
Net income (loss) from discontinued operations	958	(55)	196
Net income	1,296	527	380
Less: Income from noncontrolling interests, net of tax
Discontinued operations	9	21	16
Net income attributable to Sara Lee	1,287	506	364
Amounts attributable to Sara Lee
Net income from continuing operations	338	582	184
Income (loss) from discontinued operations attributable to Sara Lee	949	(76)	180
Net income attributable to Sara Lee	$ 1,287	$ 506	$ 364
Earnings per share of common stock, Basic
Income from continuing operations, per common share - Basic	$ 0.54	$ 0.85	$ 0.26
Net income (loss), per common share - Basic	$ 2.07	$ 0.74	$ 0.52
Earnings per share of common stock, Diluted
Income from continuing operations, per common share - Diluted	$ 0.54	$ 0.84	$ 0.26
Net income (loss), per common share - Diluted	$ 2.06	$ 0.73	$ 0.52

Consolidated Statements Of Income (Parenthetical) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Consolidated Statements Of Income
Income (loss) from discontinued operations, tax expense (benefit)	$ (50)	$ 481	$ 109
Gain on sale of discontinued operations, tax expense	$ 568	$ 74

Consolidated Balance Sheets (USD $) In Millions	Jul. 02, 2011	Jul. 03, 2010
Assets
Cash and equivalents	$ 2,066	$ 955
Trade accounts receivable, less allowances of $41 in 2011 and $62 in 2010	929	1,035
Inventories
Finished goods	485	386
Work in process	36	31
Materials and supplies	455	278
Inventory, net, total	976	695
Current deferred income taxes	54	241
Other current assets	274	363
Assets held for sale	285	491
Total current assets	4,584	3,780
Property
Land	66	56
Buildings and improvements	1,274	1,180
Machinery and equipment	2,645	2,407
Construction in progress	119	185
Property	4,104	3,828
Accumulated depreciation	2,456	2,230
Property, net	1,648	1,598
Trademarks and other identifiable intangibles, net	322	241
Goodwill	811	719
Deferred income taxes	256	225
Other noncurrent assets	521	150
Noncurrent assets held for sale	1,391	2,123
Assets, total	9,533	8,836
Liabilities and Equity
Notes payable	238	47
Accounts payable	954	896
Payroll and employee benefits	356	352
Advertising and promotion	289	339
Income taxes payable and current deferred taxes	469	8
Other accrued liabilities	1,036	480
Current maturities of long-term debt	473	2
Liabilities held for sale	307	460
Total current liabilities	4,122	2,584
Long-term debt	1,936	2,627
Pension obligation	218	449
Deferred income taxes	184	492
Other liabilities	826	757
Noncurrent liabilities held for sale	273	412
Equity
Common stock: (authorized 1,200,000,000 shares; $ 0.01 par value) Issued and outstanding - 587,099,794 shares in 2011 and 662,118,377 shares in 2010	6	7
Capital surplus	39	17
Retained earnings	2,233	2,472
Unearned stock of ESOP	(77)	(97)
Accumulated other comprehensive income (loss)	(256)	(912)
Total Sara Lee common stockholders' equity	1,945	1,487
Noncontrolling interest	29	28
Total equity	1,974	1,515
Liabilities and Stockholders' Equity, total	$ 9,533	$ 8,836

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data	Jul. 02, 2011	Jul. 03, 2010
Consolidated Balance Sheets
Trade accounts receivable, allowances	$ 41	$ 62
Common stock, shares authorized	1,200,000,000	1,200,000,000
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares issued	587,099,794	662,118,377
Common stock, shares outstanding	587,099,794	662,118,377

Consolidated Statements Of Equity (USD $) In Millions	Common Stock [Member]	Capital Surplus [Member]	Retained Earnings [Member]	Unearned Stock [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Noncontrolling Interest [Member]	Total
Balances at Jun. 28, 2008	$ 7	$ 7	$ 2,760	$ (112)	$ 149	$ 26	$ 2,837
Net income			364			16	380
Translation adjustments, net of tax					(561)	(2)	(563)
Net unrealized gain (loss) on qualifying cash flow hedges, net of tax					(30)		(30)
Pension/Postretirement activity, net of tax					(164)		(164)
Other comprehensive income activity, net of tax					(2)	(2)	(4)
Comprehensive income (loss)						12	(381)
Dividends on common stock			(310)				(310)
Dividends paid on noncontrolling interest/Other						(4)	(4)
Stock issuances - restricted stock		29					29
Stock option and benefit plans		4					4
Share repurchases and retirement		(25)	(78)				(103)
Pension/Postretirement - adjustment to change in measurement date , net of tax			(16)		3		(13)
ESOP tax benefit, redemptions and other		2	1	8			11
Balances at Jun. 27, 2009	7	17	2,721	(104)	(605)	34	2,070
Net income			506			21	527
Translation adjustments, net of tax					(82)		(82)
Net unrealized gain (loss) on qualifying cash flow hedges, net of tax					8		8
Pension/Postretirement activity, net of tax					(235)		(235)
Other comprehensive income activity, net of tax					2		2
Comprehensive income (loss)						21	220
Dividends on common stock			(302)				(302)
Dividends paid on noncontrolling interest/Other						(2)	(2)
Disposition of noncontrolling interest						(25)	(25)
Stock issuances - restricted stock		27					27
Stock option and benefit plans		19					19
Share repurchases and retirement		(47)	(453)				(500)
ESOP tax benefit, redemptions and other		1		7			8
Balances at Jul. 03, 2010	7	17	2,472	(97)	(912)	28	1,515
Net income			1,287			9	1,296
Translation adjustments, net of tax					332		332
Net unrealized gain (loss) on qualifying cash flow hedges, net of tax					7		7
Pension/Postretirement activity, net of tax					317		317
Comprehensive income (loss)						9	1,952
Dividends on common stock			(278)				(278)
Dividends paid on noncontrolling interest/Other						(5)	(5)
Disposition of noncontrolling interest						(3)	(3)
Stock issuances - restricted stock		19	9				28
Stock option and benefit plans		58					58
Share repurchases and retirement	(1)	(55)	(1,257)				(1,313)
ESOP tax benefit, redemptions and other				20			20
Balances at Jul. 02, 2011	$ 6	$ 39	$ 2,233	$ (77)	$ (256)	$ 29	$ 1,974

Consolidated Statements Of Equity (Parenthetical) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Consolidated Statements Of Equity
Translation adjustments, tax	$ 47	$ (71)	$ (31)
Net unrealized gain (loss) on qualifying cash flow hedges, tax	(5)	(4)	16
Pension/Postretirement activity, tax	(125)	74	93
Pension/Postretirement - adjustment to change in measurement date, tax			$ 7

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Operating Activities
Net income	$ 1,296	$ 527	$ 380
Less: Cash received from contingent sale proceeds		(133)	(150)
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	302	368	383
Amortization	84	94	114
Impairment charges	21	28	314
Net (gain) loss on business dispositions	(1,305)	(138)	1
Increase (decrease) in deferred income taxes	187	527	(83)
Pension payments, net of expense	(80)	(211)	(232)
Debt extinguishment costs	55
Other	(20)	22	90
Change in current assets and liabilities, net of businesses acquired and sold
Trade accounts receivable	105	55	23
Inventories	(202)	52	90
Other current assets	(43)	(27)	(47)
Accounts payable	62	43	(126)
Accrued liabilities	(170)	19	110
Accrued taxes	155	(274)	33
Net cash from operating activities	447	952	900
Investing Activities
Purchases of property and equipment	(337)	(373)	(357)
Purchase of software and other intangibles	(18)	(12)	(22)
Acquisitions of businesses and investments	(119)		(10)
Dispositions of businesses and investments	2,305	204	53
Deposit on business disposition	203
Cash received from contingent sale proceeds		133	150
Cash received from (used in) derivative transactions	81	(26)	(138)
Sales of assets	14	22	38
Net cash used in investment activities	2,129	(52)	(286)
Financing Activities
Issuances of common stock	52	13	1
Purchases of common stock	(1,313)	(500)	(103)
Borrowings of other debt	1,054	466	439
Repayments of other debt	(1,431)	(492)	(541)
Net change in financing with less than 90-day maturities	172	20	(261)
Payments of dividends	(285)	(308)	(302)
Net cash used in financing activities	(1,751)	(801)	(767)
Effect of changes in foreign exchange rates on cash	286	(103)	(172)
Increase (decrease) in cash and equivalents	1,111	(4)	(325)
Add: Cash balance of discontinued operations at beginning of year		8	2
Less: Cash balance of discontinued operations at end of year			8
Cash and equivalents at beginning of year	955	951	1,282
Cash and equivalents at end of year	2,066	955	951
Supplemental Cash Flow Data:
Cash paid for restructuring charges	177	135	86
Cash contributions to pension plans	124	332	306
Cash paid for income taxes	$ 325	$ 427	$ 273

Nature Of Operations And Basis Of Presentation	12 Months Ended
Jul. 02, 2011
Nature Of Operations And Basis Of Presentation
Nature Of Operations And Basis Of Presentation

Note 1 – Nature of Operations and Basis of Presentation

Nature of Operations Sara Lee Corporation (the corporation or Sara Lee) is a U.S.-based multinational corporation. The corporation's principal product lines are branded packaged meat products, fresh and frozen bakery products, and roast and ground coffee. The relative importance of each operation over the past three years, as measured by sales and operating segment income, is presented in Note 19, "Business Segment Information," of these financial statements. Food and beverage sales are made in both the retail channel, to supermarkets, warehouse clubs and national chains, and the foodservice channel.

In January 2011, the corporation announced that its board of directors has agreed in principle to divide the company into two separate, publicly traded companies which is expected to be completed in the first half of calendar 2012. Under the current plan, the International Beverage business will be spun off, tax-free, into a new public company (spin-off). The other company will primarily consist of Sara Lee's current North American Retail and North American Foodservice businesses. The separation plan is subject to final approval by the board of directors, other customary approvals and the receipt of an IRS tax ruling.

Basis of Presentation The Consolidated Financial Statements include the accounts of the corporation and all subsidiaries where we have a controlling financial interest. The consolidated financial statements include the accounts of variable interest entities (VIEs) for which the corporation is deemed the primary beneficiary. The results of companies acquired or disposed of during the year are included in the consolidated financial statements from the effective date of acquisition, or up to the date of disposal. All significant intercompany balances and transactions have been eliminated in consolidation.

The corporation's fiscal year ends on the Saturday closest to June 30. Fiscal years 2011 and 2009 were 52-week years. Fiscal 2010 was a 53-week year. Unless otherwise stated, references to years relate to fiscal years.

Discontinued Operations Beginning in 2011, the results of the North American fresh bakery and North American refrigerated dough businesses are being reported as discontinued operations. The results of the household and body care operations and the corporation's Mexican meats business had previously been reported as discontinued operations in the corporation's 2010 annual report. The results of operations of these businesses through the date of sale are presented as discontinued operations in the Consolidated Statements of Income. Prior to disposition, the assets and liabilities of discontinued operations are aggregated and reported on separate lines of the Consolidated Balance Sheets.

Financial Statement Corrections During 2011, the corporation corrected an error in the classification of certain asset and liability balances in the 2010 balance sheet associated with casualty losses from workers' compensation, auto liability and general liability claims by recording a portion of the liability for these losses and the related insurance receivable as long-term. The correction of this error has resulted in a  $15 million reduction to "other current assets" and a corresponding increase in "other noncurrent assets" in the 2010 balance sheet. In addition, "other accrued liabilities" was reduced by  $60 million with a corresponding increase in "other liabilities" (long-term). The correction of this error had a similar impact on the assets and liabilities of the former North American Fresh Bakery segment, which are now classified as held for sale on the balance sheet for all periods presented. The impact of the error on the assets and liabilities held for sale in the 2010 balance sheet was  $15 million and  $79 million, respectively. The corporation has concluded that this error did not materially misstate previously issued financial statements.

Summary Of Significant Accounting Policies	12 Months Ended
Jul. 02, 2011
Summary Of Significant Accounting Policies
Summary Of Significant Accounting Policies

Note 2 – Summary of Significant Accounting Policies

The Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles in the U.S. (GAAP).

The preparation of the Consolidated Financial Statements in conformity with GAAP requires management to make use of estimates and assumptions that affect the reported amount of assets and liabilities, revenues and expenses and certain financial statement disclosures. Significant estimates in these Consolidated Financial Statements include allowances for doubtful accounts receivable, net realizable value of inventories, the cost of sales incentives, useful lives of property and identifiable intangible assets, the evaluation of the recoverability of property, identifiable intangible assets and goodwill, self-insurance reserves, income tax and valuation reserves, the valuation of assets and liabilities acquired in business combinations, assumptions used in the determination of the funded status and annual expense of pension and postretirement employee benefit plans, and the volatility, expected lives and forfeiture rates for stock compensation instruments granted to employees. Actual results could differ from these estimates.

Foreign Currency Translation Foreign currency denominated assets and liabilities are translated into U.S. dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of other comprehensive income within common stockholders' equity. The corporation translates the results of operations of its foreign subsidiaries at the average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions, the amounts of which are not material, are included in net income.

Reacquired Shares The corporation is incorporated in the state of Maryland and under those laws reacquired shares are retired. As shares are reacquired, the cost in excess of par value first reduces capital surplus, to the extent available, with any residual cost applied against retained earnings.

Sales Recognition and Incentives The corporation recognizes sales when they are realized or realizable and earned. The corporation considers revenue realized or realizable and earned when persuasive evidence of an arrangement exists, delivery of products has occurred, the sales price charged is fixed or determinable, and collectibility is reasonably assured. For the corporation, this generally means that we recognize sales when title to and risk of loss of our products pass to our resellers or other customers. In particular, title usually transfers upon receipt of our product at our customers' locations, or upon shipment, as determined by the specific sales terms of the transactions.

Sales are recognized as the net amount to be received after deducting estimated amounts for sales incentives, trade allowances and product returns. The corporation estimates trade allowances and product returns based on historical results taking into consideration the customer, transaction and specifics of each arrangement. The corporation provides a variety of sales incentives to resellers and consumers of its products, and the policies regarding the recognition and display of these incentives within the Consolidated Statements of Income are as follows:

Discounts, Coupons and Rebates The cost of these incentives is recognized at the later of the date at which the related sale is recognized or the date at which the incentive is offered. The cost of these incentives is estimated using a number of factors, including historical utilization and redemption rates. Substantially all cash incentives of this type are included in the determination of net sales. Incentives offered in the form of free product are included in the determination of cost of sales.

Slotting Fees Certain retailers require the payment of slotting fees in order to obtain space for the corporation's products on the retailer's store shelves. The cost of these fees is recognized at the earlier of the date cash is paid or a liability to the retailer is created. These amounts are included in the determination of net sales.

Volume-Based Incentives These incentives typically involve rebates or refunds of a specified amount of cash only if the reseller reaches a specified level of sales. Under incentive programs of this nature, the corporation estimates the incentive and allocates a portion of the incentive to reduce each underlying sales transaction with the customer.

Cooperative Advertising Under these arrangements, the corporation agrees to reimburse the reseller for a portion of the costs incurred by the reseller to advertise and promote certain of the corporation's products. The corporation recognizes the cost of cooperative advertising programs in the period in which the advertising and promotional activity first takes place. The costs of these incentives are generally included in the determination of net sales.

Fixtures and Racks Store fixtures and racks are given to retailers to display certain of the corporation's products. The costs of these fixtures and racks are recognized as expense in the period in which they are delivered to the retailer.

Advertising Expense Advertising costs, which include the development and production of advertising materials and the communication of this material through various forms of media, are expensed in the period the advertising first takes place. Advertising expense is recognized in the "Selling, general and administrative expenses" line in the Consolidated Statements of Income. Total media advertising expense for continuing operations was  $199 million in 2011,  $202 million in 2010 and  $152 million in 2009.

Contingent Sale Proceeds The corporation sold its European cut tobacco business in 1999. Under the terms of that agreement, the corporation was to receive an annual cash payment of € 95 million if tobacco continued to be a legal product in the Netherlands, Germany and Belgium through July 15, 2009. The contingencies associated with the final payment in 2010 and prior payments passed in the first quarter of each fiscal year and the corporation received the annual payments and recorded income in the contingent sales proceeds line in the Consolidated Statements of Income. The payments received increased diluted earnings per share by  $0.19 in 2010 and  $0.21 in 2009.

Cash and Equivalents All highly liquid investments purchased with a maturity of three months or less at the time of purchase are considered to be cash equivalents.

Accounts Receivable Valuation Accounts receivable are stated at their net realizable value. The allowance for doubtful accounts reflects the corporation's best estimate of probable losses inherent in the receivables portfolio determined on the basis of historical experience, specific allowances for known troubled accounts and other currently available information.

Shipping and Handling Costs Shipping and handling costs are  $461 million in 2011,  $460 million in 2010 and  $510 million in 2009. These costs are recognized in the "Selling, general and administrative expenses" line of the Consolidated Statements of Income.

Prior to 2011, the corporation's shipping and handling costs were being recognized in the Selling, general and administrative expenses (SG&A) line of the Consolidated Income Statement with the exception of the North American Foodservice and International Beverage business segments, where a portion of these costs were being recognized in Cost of sales. Beginning in 2011, the corporation is now reporting all shipping and handling costs incurred after a product is considered complete and ready for sale in SG&A. The impact of this change is considered to be immaterial to the consolidated annual financial statements.

Inventory Valuation Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method. Rebates, discounts and other cash consideration received from a vendor related to inventory purchases is reflected as a reduction in the cost of the related inventory item, and is therefore, reflected in cost of sales when the related inventory item is sold.

Recognition and Reporting of Planned Business Dispositions When a decision to dispose of a business component is made, it is necessary to determine how the results will be presented within the financial statements and whether the net assets of that business are recoverable. The following summarizes the significant accounting policies and judgments associated with a decision to dispose of a business.

Discontinued Operations A discontinued operation is a business component that meets several criteria. First, it must be possible to clearly distinguish the operations and cash flows of the component from other portions of the business. Second, the operations need to have been sold or classified as held for sale. Finally, after the disposal, the cash flows of the component must be eliminated from continuing operations and the corporation may not have any significant continuing involvement in the business. Significant judgments are involved in determining whether a business component meets the criteria for discontinued operation reporting and the period in which these criteria are met.

If a business component is reported as a discontinued operation, the results of operations through the date of sale are presented on a separate line of the income statement. Interest on corporate level debt is not allocated to discontinued operations. Any gain or loss recognized upon the disposition of a discontinued operation is also reported on a separate line of the income statement. Prior to disposition, the assets and liabilities of discontinued operations are aggregated and reported on separate lines of the balance sheet.

Gains and losses related to the sale of business components that do not meet the discontinued operation criteria are reported in continuing operations and separately disclosed, if significant.

Businesses Held for Sale In order for a business to be classified as held for sale, several criteria must be achieved. These criteria include, among others, an active program to market the business and locate a buyer, as well as the probable disposition of the business within one year. Upon being classified as held for sale, the recoverability of the carrying value of a business must be assessed. Evaluating the recoverability of the assets of a business classified as held for sale follows a defined order in which property and intangible assets subject to amortization are considered only after the recoverability of goodwill, intangible assets not subject to amortization and other assets are assessed. After the valuation process is completed, the held for sale business is reported at the lower of its carrying value or fair value less cost to sell and no additional depreciation expense is recognized related to property. The carrying value of a held for sale business includes the portion of the cumulative translation adjustment related to the operation.

Businesses Held for Use If a decision to dispose of a business is made and the held for sale criteria are not met, the business is considered held for use and its assets are evaluated for recoverability in the following order: assets other than goodwill; property and intangibles subject to amortization; and finally, goodwill. In evaluating the recoverability of property and intangible assets subject to amortization, in a held for use business, the carrying value of the business is first compared to the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the operation. If the carrying value exceeds the undiscounted expected cash flows, then an impairment is recognized if the carrying value of the business exceeds its fair value.

There are inherent judgments and estimates used in determining future cash flows and it is possible that additional impairment charges may occur in future periods. In addition, the sale of a business can result in the recognition of a gain or loss that differs from that anticipated prior to the closing date.

Property Property is stated at historical cost and depreciation is computed using the straight-line method over the lives of the assets. Machinery and equipment are depreciated over periods ranging from 3 to 25 years and buildings and building improvements over periods of up to 40 years. Additions and improvements that substantially extend the useful life of a particular asset and interest costs incurred during the construction period of major properties are capitalized. Leasehold improvements are capitalized and amortized over the shorter of the remaining lease term or remaining economic useful life. Repairs and maintenance costs are charged to expense. Upon sale or disposition of a property element, the cost and related accumulated depreciation are removed from the accounts. Capitalized interest was  $11 million in 2011,  $10 million in 2010 and  $10 million in 2009.

Property is tested for recoverability whenever events or changes in circumstances indicate that its carrying value may not be recoverable. Such events include significant adverse changes in the business climate, current period operating or cash flow losses, forecasted continuing losses or a current expectation that an asset group will be disposed of before the end of its useful life. Recoverability of property is evaluated by a comparison of the carrying amount of an asset or asset group to future net undiscounted cash flows expected to be generated by the asset or asset group. If the carrying amount exceeds the estimated future undiscounted cash flows then an asset is not recoverable. The impairment loss recognized is the amount by which the carrying amount of the asset exceeds the estimated fair value using discounted estimated future cash flows.

Assets that are to be disposed of by sale are recognized in the financial statements at the lower of carrying amount or fair value, less cost to sell, and are not depreciated after being classified as held for sale. In order for an asset to be classified as held for sale, the asset must be actively marketed, be available for immediate sale and meet certain other specified criteria.

Trademarks and Other Identifiable Intangible Assets The primary identifiable intangible assets of the corporation are trademarks and customer relationships acquired in business combinations and computer software. The corporation capitalizes direct costs of materials and services used in the development and purchase of internal-use software. Identifiable intangibles with finite lives are amortized and those with indefinite lives are not amortized. The estimated useful life of a finite-lived identifiable intangible asset is based upon a number of factors, including the effects of demand, competition, expected changes in distribution channels and the level of maintenance expenditures required to obtain future cash flows.

Identifiable intangible assets that are subject to amortization are evaluated for impairment using a process similar to that used in evaluating the recoverability of property, plant and equipment. Identifiable intangible assets not subject to amortization are assessed for impairment at least annually and as triggering events may occur. The impairment test for identifiable intangible assets not subject to amortization consists of a comparison of the fair value of the intangible asset with its carrying amount. An impairment loss is recognized for the amount by which the carrying value exceeds the fair value of the asset. In making this assessment, management relies on a number of factors to discount estimated future cash flows including operating results, business plans and present value techniques. Rates used to discount cash flows are dependent upon interest rates and the cost of capital at a point in time. There are inherent assumptions and judgments required in the analysis of intangible asset impairment. It is possible that assumptions underlying the impairment analysis will change in such a manner that impairment in value may occur in the future.

Goodwill Goodwill is the difference between the purchase price and the fair value of the assets acquired and liabilities assumed in a business combination. When a business combination is completed, the assets acquired and liabilities assumed are assigned to the reporting unit or units of the corporation given responsibility for managing, controlling and generating returns on these assets and liabilities. Reporting units are business components at or one level below the operating segment level for which discrete financial information is available and reviewed by segment management. In many instances, all of the acquired assets and liabilities are assigned to a single reporting unit and in these cases all of the goodwill is assigned to the same reporting unit. In those situations in which the acquired assets and liabilities are allocated to more than one reporting unit, the goodwill to be assigned to each reporting unit is determined in a manner similar to how the amount of goodwill recognized in the business combination is determined.

Goodwill is not amortized; however, it is assessed for impairment at least annually and as triggering events may occur. The corporation previously performed its annual review for impairment in the second quarter of each fiscal year but moved its testing to the fourth quarter beginning in fiscal year 2010 in order to better align the impairment review with the corporation's long-range planning process. Recoverability of goodwill is evaluated using a two-step process. The first step involves a comparison of the fair value of a reporting unit with its carrying value. If the carrying value of the reporting unit exceeds its fair value, the second step of the process is necessary and involves a comparison of the implied fair value and the carrying value of the goodwill of that reporting unit. If the carrying value of the goodwill of a reporting unit exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to the excess.

In evaluating the recoverability of goodwill, it is necessary to estimate the fair values of the reporting units. In making this assessment, management relies on a number of factors to discount anticipated future cash flows, including operating results, business plans and present value techniques. The fair value of reporting units is estimated based on a weighting of two models – a discounted cash flow model and a market multiple model. The discounted cash flow model uses management's business plans and projections as the basis for expected future cash flows for the first three years and a 2% to 4% residual growth rate thereafter depending on the growth prospects for the reporting unit. The market multiple approach employs market multiples of revenues and earnings for companies comparable to the corporation's reporting units. Management believes the assumptions used for the impairment test are consistent with those utilized by a market participant performing similar valuations for our reporting units. A separate discount rate derived from published sources was utilized for each reporting unit and, on a weighted average basis, the discount rate used was 9.8%.

Rates used to discount cash flows are dependent upon interest rates, market-based risk premium and the cost of capital at a point in time. Because some of the inherent assumptions and estimates used in determining the fair value of these reporting units are outside the control of management, including interest rates, market-based risk premium, the cost of capital, and tax rates, changes in these underlying assumptions and our credit rating can also adversely impact the business units' fair values. The amount of any impairment is dependent on these factors, which cannot be predicted with certainty.

Exit and Disposal Activities Exit and disposal activities primarily consist of various actions to sever employees, exit certain contractual obligations and dispose of certain assets. Charges are recognized for these actions at their fair value in the period in which the liability is incurred. Adjustments to previously recorded charges resulting from a change in estimated liability are recognized in the period in which the change is identified. Our methodology used to record these charges is described below.

Severance Severance actions initiated by the corporation are generally covered under previously communicated benefit arrangements under GAAP, which provides for termination benefits in the event that an employee is involuntarily terminated. Liabilities are recorded under these arrangements when it is probable that employees will be entitled to benefits and the amount can be reasonably estimated. This generally occurs when management with the appropriate level of authority approves an action to terminate employees who have been identified and targeted for termination within one year.

Noncancelable Lease and Contractual Obligations Liabilities are incurred for noncancelable lease and other contractual obligations when the corporation terminates the contract in accordance with contract terms or when the corporation ceases using the right conveyed by the contract or exits the leased space. The charge for these items is determined based on the fair value of remaining lease rentals reduced by the fair value of estimated sublease rentals that could reasonably be obtained for the property, estimated using an expected present value technique.

Other For other costs associated with exit and disposal activities, a charge is recognized at its fair value in the period in which the liability is incurred, estimated using an expected present value technique, generally when the services are rendered.

.

Stock-Based Compensation The corporation recognizes the cost of employee services received in exchange for awards of equity instruments based upon the grant date fair value of those awards.

Income Taxes As a global commercial enterprise, the corporation's tax rate from period to period is affected by many factors. The most significant of these factors includes changes in tax legislation, the global mix of earnings, the tax characteristics of the corporation's income, the timing and recognition of goodwill impairments, acquisitions and dispositions and the portion of the income of foreign subsidiaries that is expected to be repatriated to the U.S. and be taxable. In addition, the corporation's tax returns are routinely audited and finalization of issues raised in these audits sometimes affects the tax provision. It is reasonably possible that tax legislation in the jurisdictions in which the corporation does business may change in future periods. While such changes cannot be predicted, if they occur, the impact on the corporation's tax assets and obligations will need to be measured and recognized in the financial statements.

Deferred taxes are recognized for the future tax effects of temporary differences between financial and income tax reporting using tax rates for the years in which the differences are expected to reverse. Federal income taxes are provided on that portion of the income of foreign subsidiaries that are expected to be remitted to the U.S. and be taxable.

The management of the corporation periodically estimates the probable tax obligations of the corporation using historical experience in tax jurisdictions and informed judgments in accordance with GAAP. For a tax benefit to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by the taxing authority. The corporation adjusts these reserves in light of changing facts and circumstances; however, due to the complexity of some of these situations, the ultimate payment may be materially different from the estimated recorded amounts. Any adjustment to a tax reserve impacts the corporation's tax expense in the period in which the adjustment is made.

Defined Benefit, Postretirement and Life-Insurance Plans The corporation recognizes the funded status of defined pension and postretirement plans in the Consolidated Balance Sheet. The funded status is measured as the difference between the fair market value of the plan assets and the benefit obligation. The corporation measures its plan assets and liabilities as of its fiscal year end. For a defined benefit pension plan, the benefit obligation is the projected benefit obligation; for any other defined benefit postretirement plan, such as a retiree health care plan, the benefit obligation is the accumulated postretirement benefit obligation. Any overfunded status should be recognized as an asset and any underfunded status should be recognized as a liability. Any transitional asset/(liability), prior service cost (credit) or actuarial (gain)/loss that has not yet been recognized as a component of net periodic cost is recognized in the accumulated other comprehensive income section of the Consolidated Statements of Equity, net of tax. Accumulated other comprehensive income will be adjusted as these amounts are subsequently recognized as a component of net periodic benefit costs in future periods.

Financial Instruments The corporation uses financial instruments, including forward exchange, options, futures and swap contracts, to manage its exposures to movements in interest rates, foreign exchange rates and commodity prices. The use of these financial instruments modifies the exposure of these risks with the intent to reduce the risk or cost to the corporation. The corporation does not use derivatives for trading purposes and is not a party to leveraged derivatives.

The corporation uses either hedge accounting or mark-to-market accounting for its derivative instruments. Under hedge accounting, the corporation formally documents its hedge relationships, including identification of the hedging instruments and the hedged items, as well as its risk management objectives and strategies for undertaking the hedge transaction. This process includes linking derivatives that are designated as hedges of specific assets, liabilities, firm commitments or forecasted transactions. The corporation also formally assesses, both at inception and at least quarterly thereafter, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in either the fair value or cash flows of the hedged item. If it is determined that a derivative ceases to be a highly effective hedge, or if the anticipated transaction is no longer likely to occur, the corporation discontinues hedge accounting and any deferred gains or losses are recorded in the "Selling, general and administrative expenses" line in the Consolidated Statements of Income. Derivatives are recorded in the Consolidated Balance Sheets at fair value in other assets and other liabilities. For more information about accounting for derivatives see Note 15, "Financial Instruments."

Self-Insurance Reserves The corporation purchases third-party insurance for workers' compensation, automobile and product and general liability claims that exceed a certain level. The corporation is responsible for the payment of claims under these insured limits. The undiscounted obligation associated with these claims is accrued based on estimates obtained from consulting actuaries. Historical loss development factors are utilized to project the future development of incurred losses, and these amounts are adjusted based upon actual claim experience and settlements. Accrued reserves, excluding any amounts covered by insurance, were  $86 million as of July 2, 2011 and  $76 million as of July 3, 2010.

Business Acquisitions With respect to business acquisitions, the corporation is required to recognize and measure the identifiable assets acquired, liabilities assumed, contractual contingencies, contingent consideration and any noncontrolling interest in an acquired business at fair value on the acquisition date. In addition, the accounting guidance also requires expensing acquisition costs when incurred, restructuring costs in periods subsequent to the acquisition date, and any adjustments to deferred tax asset valuation allowances and acquired uncertain tax positions after the measurement period to be reflected in income tax expense.

Variable Interest Entities The corporation consolidates variable interest entities ("VIEs") of which it is the primary beneficiary. Legal entities with which the corporation becomes involved are assessed to determine whether such entities are VIEs and, if so, whether or not the corporation is the primary beneficiary. In general, the corporation determines whether it is the primary beneficiary of a VIE through a qualitative analysis of risk, which identifies which variable interest holder absorbs the majority of the financial risk or rewards and variability of the VIE. In performing this analysis, we consider all relevant facts and circumstances, including: the design and activities of the VIE, terms of VIE contracts, identification of other variable interest holders, our explicit arrangements and our implicit variable interests.

Intangible Assets And Goodwill	12 Months Ended
Jul. 02, 2011
Intangible Assets And Goodwill
Intangible Assets And Goodwill

Note 3 – Intangible Assets and Goodwill

The primary components of the corporation's intangible assets reported in continuing operations and the related amortization expense are as follows:

In millions	Gross	Accumulated Amortization	Net Book Value
2011
Intangible assets subject to amortization
Trademarks	$231	$104	$127
Customer relationships	142	106	36
Computer software	411	313	98
Other contractual agreements	10	5	5
	$794	$528	$266
Trademarks and brand names not subject to amortization			56
Net book value of intangible assets			$322
2010
Intangible assets subject to amortization
Trademarks	$160	$ 81	$ 79
Customer relationships	100	87	13
Computer software	352	258	94
Other contractual agreements	5	4	1
	$617	$430	187
Trademarks and brand names not subject to amortization			54
Net book value of intangible assets			$241

The year-over-year change in the value of trademarks and brand names and customer relationships is primarily due to changes in foreign currency exchange rates and the impact of acquisitions during the year. In 2011, the North American Retail and International Beverage segments acquired companies that created  $47 million of trademarks and brand names,  $34 million of customer relationships and  $5 million of other contractual agreements. The amortization expense reported in continuing operations for intangible assets subject to amortization was  $62 million in 2011,  $55 million in 2010 and  $59 million in 2009. The estimated amortization expense for the next five years, assuming no change in the estimated useful lives of identifiable intangible assets or changes in foreign exchange rates, is as follows:  $44 million in 2012,  $40 million in 2013,  $36 million in 2014,  $31 million in 2015 and  $14 million in 2016. At July 2, 2011, the weighted average remaining useful life for trademarks is 18 years; customer relationships is 13 years; computer software is 4 years; and other contractual agreements is 8 years.

During 2009, the corporation recognized impairment charges of  $79 million related to certain trademarks associated with the International Bakery segment. These charges are more fully described in Note 4 to the Consolidated Financial Statements, "Impairment Charges." In 2009, trademarks of  $8 million and customer relationships and other contractual agreements of  $3 million were recognized with the acquisition of the Café Moka, a Brazilian based producer and wholesaler of coffee.

Goodwill In November 2010, the International Beverage segment acquired Damasco, a Brazilian coffee company, for  $32 million and assumed debt of  $27 million and recognized  $23 million of goodwill. In May 2011, the North American Retail segment acquired Aidells, a gourmet sausage company, for  $87 million and recognized  $36 million of goodwill. In 2009 the International Beverage segment acquired Café Moka, a Brazilian coffee company, for  $10 million and assumed debt of  $20 million and recognized  $18 million of goodwill.

In 2009, non-deductible goodwill of  $107 million and  $124 million was impaired in the North American foodservice beverage and Spanish bakery reporting units, respectively. These charges are more fully described in Note 4 to the Consolidated Financial Statements, "Impairment Charges."

The goodwill reported in continuing operations associated with each business segment and the changes in those amounts during 2011 and 2010 are as follows:

In millions	North Ame- rican Retail	North American Food- service	Inter- national Beverage	Inter- national Bakery	Total
Net book value at June 27, 2009
Gross goodwill	$103	$ 729	$322	$ 705	$ 1,859
Accumulated impairment losses	–	(489)	(92)	(524)	(1,105)
Net goodwill	103	240	230	181	754
Foreign exchange/other	–	–	(16)	(19)	(35)
Net book value at July 3, 2010
Gross goodwill	103	729	306	686	1,824
Accumulated impairment losses	–	(489)	(92)	(524)	(1,105)
Net goodwill	103	240	214	162	719
Foreign exchange/other	–	–	38	26	64
Acquisitions	36	–	23	–	59
Held for sale	–	(31)	–	–	(31)
Net book value at July 2, 2011
Gross goodwill	139	698	367	712	1,916
Accumulated impairment losses	–	(489)	(92)	(524)	(1,105)
Net goodwill	$139	$ 209	$275	$ 188	$ 811

Impairment Charges	12 Months Ended
Jul. 02, 2011
Impairment Charges
Impairment Charges

Note 4 – Impairment Charges

The corporation recognized impairment charges in 2011, 2010 and 2009 and the significant impairments are reported on the "Impairment charges" line of the Consolidated Statements of Income. The tax benefit is determined using the statutory tax rates for the tax jurisdiction in which the impairment occurred. The impact of these charges is summarized in the following tables:

In millions	Pretax Impairment Charge	Tax Benefit	After Tax Charge
2011
North American Foodservice	$ 15	$ 5	$ 10
International Beverage	6	2	4
Total impairments – 2011	$ 21	$ 7	$ 14
2010
North American Foodservice	$ 15	$ 5	$ 10
International Bakery	13	4	9
Total impairments – 2010	$ 28	$ 9	$ 19
2009
North American Foodservice	$107	$ –	$107
International Bakery	207	25	182
Total impairments – 2009	$314	$25	$289

The corporation currently tests goodwill and intangible assets not subject to amortization for impairment in the fourth quarter of its fiscal year and whenever a significant event occurs or circumstances change that would more likely than not reduce the fair value of these intangible assets. Prior to 2010, the impairment tests were performed in the second quarter. Other long-lived assets are tested for recoverability whenever events or changes in circumstances indicate that its carrying value may not be recoverable. The following is a discussion of each impairment charge:

2011

North American Foodservice Property The corporation recognized a  $15 million impairment charge related to the write-down of manufacturing equipment associated with the foodservice bakery operations of the North American Foodservice segment.

International Beverage Property The corporation recognized a  $6 million impairment charge related to the write-down of beverage equipment associated with the International Beverage segment.

2010

North American Foodservice Property The corporation recognized a  $15 million impairment charge related to the write-down of manufacturing equipment associated with the foodservice bakery operations of the North American Foodservice segment due to the loss of a customer contract.

International Bakery Property The corporation recognized a  $13 million impairment charge related to the write-down of bakery equipment associated with the Spanish bakery operations of the International Bakery segment.

2009

North American Foodservice Goodwill In 2009, the corporation determined that the carrying amount of its North American foodservice beverage reporting unit, which is reported in the North American Foodservice segment, exceeded its fair value. Based upon a comparison of the implied fair value of the goodwill in the reporting unit with the carrying value, management concluded that a  $107 million impairment charge needed to be recognized. The impairment loss recognized equaled the entire amount of remaining goodwill in the North American foodservice beverage reporting unit. No tax benefit was recognized on the charge.

International Bakery Property, Goodwill and Trademarks In 2009, the corporation concluded that the carrying amount of the Spanish bakery reporting unit, which is part of the International Bakery segment, exceeded its fair value. Based upon a comparison of the implied fair value of the goodwill in the reporting unit with the carrying value, management concluded that a  $124 million goodwill impairment charge needed to be recognized for which there is no tax benefit. The impairment loss recognized equaled the entire amount of remaining goodwill in the Spanish bakery reporting unit. The corporation also assessed the realization of the Spanish bakery long-lived assets. The corporation considered the results of a third party fair value estimate of these long-lived assets and recorded an impairment charge of  $83 million ( $58 million after tax) for the difference between fair value and carrying value. Of this total,  $79 million related to trademarks, the associated fair value of which was estimated using the royalty savings method.

Discontinued Operations	12 Months Ended
Jul. 02, 2011
Discontinued Operations
Discontinued Operations

Note 5 – Discontinued Operations

The businesses that formerly comprised the North American Fresh Bakery and International Household and Body Care segments as well as the North American refrigerated dough operations previously reported as part of the North American Foodservice segment are classified as discontinued operations and are presented in a separate line in the Consolidated Statements of Income for all periods presented. The assets and liabilities of these businesses to be sold meet the accounting criteria to be classified as held for sale and have been aggregated and reported on separate lines of the Condensed Consolidated Balance Sheets for all periods presented.

On November 9, 2010, the corporation signed an agreement to sell its North American fresh bakery business to Grupo Bimbo for  $959 million, which includes the assumption of  $34 million of debt. Per the agreement, the purchase price is subject to various adjustments, including a reduction by up to  $140 million if and to the extent that Grupo Bimbo is required to divest certain assets in connection with obtaining regulatory approval. The regulatory review process is ongoing but may result in a purchase price reduction in excess of  $140 million. The agreement will enable Grupo Bimbo to use the Sara Lee brand in the fresh bakery category throughout the world, except Western Europe, Australia and New Zealand, while the corporation retains the brand for all other categories and geographies. The sale also includes a small portion of business that is currently part of the North American Foodservice segment which is not reflected as discontinued operations as it does not meet the definition of a component pursuant to the accounting rules. The transaction, which is subject to customary closing conditions and regulatory clearances, is anticipated to close in the first quarter of 2012.

In the fourth quarter of 2011, steps were taken to market and dispose of the North American refrigerated dough business. This business was classified as held for sale and reported as a discontinued operation. On August 9, 2011, the corporation signed an agreement to sell this business to Ralcorp for  $545 million.

As of the end of 2011, the corporation has closed or received binding offers for virtually all of its household and body care businesses – body care, air care, shoe care and insecticides. The corporation has completed the disposition of its global body care and European detergents business, as well as, its Australia/New Zealand bleach business. It has also completed the disposition of a majority of its shoe care and air care businesses. The corporation also entered into an agreement to sell its non-Indian insecticides businesses and received a deposit on the sale. In 2010, the corporation disposed of its Godrej Sara Lee joint venture, an insecticide business in India, which had been part of the household and body care businesses.

Results of Discontinued Operations The amounts in the tables below reflect the operating results of the businesses reported as discontinued operations. The amounts of any gains or losses related to the disposal of these discontinued operations are excluded.

In millions	Net Sales	Pretax Income (Loss)	Income (Loss)
2011
International Household and Body Care	$1,078	$ 72	$ 36
North American Fresh Bakery	2,037	58	159
North American Refrigerated Dough	307	42	27
Total	$3,422	$172	$ 222
2010
International Household and Body Care	$2,126	$254	$(199)
North American Fresh Bakery	2,128	32	23
North American Refrigerated Dough	326	56	37
Total	$4,580	$342	$(139)
2009
International Household and Body Care	$2,000	$245	$ 155
North American Fresh Bakery	2,200	13	10
North American Refrigerated Dough	316	47	31
Total	$4,516	$305	$ 196

With respect to the North American fresh bakery and refrigerated dough businesses, the reported amounts represent a full year of results for each year presented. With respect to the household and body care businesses, the reported results represent less than a full year of results in 2011 and 2010 as certain of these businesses were sold during 2011 and 2010.

In 2011, the North American fresh bakery operations recognized a  $122 million tax benefit associated with the excess tax basis related to these assets.

In 2010, the household and body care operations reported  $453 million of tax expense which includes the following significant tax amounts: i) a  $428 million tax charge related to the company's third quarter decision to no longer reinvest overseas earnings attributable to overseas cash and the net assets of the household and body care businesses; ii) a  $40 million tax benefit related to the reversal of a tax valuation allowance on United Kingdom net operating loss carryforwards as a result of the gain from the household and body care business dispositions; and iii) a  $22 million tax benefit related to the anticipated utilization of U.S. capital loss carryforwards available to offset the capital gain resulting from the household and body care business dispositions. Also in 2010, a  $10 million pretax curtailment loss was recognized in the results of discontinued operations.

Gain (Loss) on the Sale of Discontinued Operations The gain (loss) on the sales of discontinued operations recognized in 2011 and 2010 are summarized in the following tables.

In millions	Pretax Gain (Loss) on Sale	Tax (Charge)/ Benefit	After Tax Gain (Loss)
2011
Global Body Care and European Detergents	$ 867	$(376)	$491
Air Care Products	273	(179)	94
Australia/New Zealand Bleach	48	(17)	31
Shoe Care Products	115	4	119
Other Household and Body Care Businesses	1	–	1
Total	$1,304	$(568)	$736
2010
Godrej Sara Lee joint venture	$ 150	$ (72)	$ 78
Other	8	(2)	6
Total	$ 158	$ (74)	$ 84

The tax expense recognized on the sale of the household and body care businesses in 2011 includes a  $190 million charge related to the anticipated repatriation of the cash proceeds received on the disposition of these businesses. In the fourth quarter, a repatriation tax benefit of  $79 million was recognized on the gain transactions, which was reflected in the income taxes on the shoe care products gain.

Businesses Sold in 2011

Global Body Care and European Detergents In December 2010, the corporation completed the disposition of its global body care and European detergents business. Using foreign currency exchange rates on the date of the transaction, the corporation received cash proceeds of  $1.6 billion and reported an after tax gain on disposition of  $491 million. The corporation entered into a customary transitional services agreement with the purchaser of this business to provide for the orderly separation of the business and the orderly transition of various functions and processes which was completed by the end of 2011.

Air Care Products Business A majority of the air care products business was sold in July 2010. Using foreign currency exchange rates on the date of the transaction, the corporation has received cash proceeds of  $411 million to date, which represents the majority of the proceeds to be received, and reported an after tax gain on disposition of  $94 million. When this business was sold, certain operations were retained, primarily in Spain, until production related to non-air care businesses ceases at the facility. Sara Lee will continue to manufacture air care products for the buyer for a period of approximately five months after 2011, at which point the production facility will be sold to the buyer and the final gain on the sale will be recognized. The corporation entered into a customary transition services agreement with the purchaser of this business to provide for the orderly separation of the business and the orderly transition of various functions and processes which completed by the end of the second quarter of 2011.

Australia/New Zealand Bleach In February 2011, the corporation completed the sale of its Australia/New Zealand bleach business. Using foreign currency exchange rates on the date of the transaction, the corporation received cash proceeds of  $53 million and reported an after tax gain on disposition of  $31 million.

Shoe Care Business In May 2011, the corporation completed the sale of the majority of its shoe care businesses. Using foreign currency exchange rates on the date of the transaction, the corporation received cash proceeds of  $276 million and reported an after tax gain on disposition of  $119 million. The corporation anticipates receiving approximately  $70 to  $80 million more in future proceeds on delayed sales and working capital adjustments from the buyer in 2012.

Non-Indian Insecticides Business In December 2010, the corporation entered into an agreement to sell all of its non-Indian insecticides businesses for € 154 million and received a deposit of € 152 million ( $203 million – using foreign currency exchange rates on the date of receipt) on the sale of this business. The deposit is recognized as unrestricted cash, with an offsetting liability to the buyer, which is reported in Accrued liabilities – Other in the Consolidated Balance Sheet. However, as a result of competition concerns raised by the European Commission, the parties abandoned the original sale transaction in May 2011. Under the terms of the new sale agreement, the original purchase price remains € 154 million and the corporation will complete the sale of various insecticides businesses outside of the European Union (such as Malaysia, Singapore, Kenya and Russia) to the original buyer. It will transfer the net proceeds from the subsequent divestiture of the European portion of insecticide businesses to the original buyer.

Business Sold in 2010

Godrej Sara Lee Joint Venture In May 2010, the corporation completed the disposition of its Godrej Sara Lee joint venture business, which was part of the International Household and Body Care segment, and recognized an after tax gain on the disposition. A total of  $230 million of cash proceeds was received from the disposition of this business.

Discontinued Operations Cash Flows The corporation's discontinued operations impacted the cash flows of the corporation as summarized in the table below.

In millions	2011	2010	2009

Discontinued operations impact on
Cash from operating activities	$221	$498	$579
Cash from (used in) investing activities	2,446	119	(105)
Cash used in financing activities	(2,667)	(625)	(468)
Net cash impact of discontinued operations	$–	$(8)	$6
Cash balance of discontinued operations
At start of period	–	$8	$2
At end of period	–	–	8
Increase (decrease) in cash of discontinued operations	$–	$(8)	$6

The cash used in financing activities primarily represents the net transfers of cash with the corporate office. The net assets of the discontinued operations includes only the cash noted above as most of the cash of those businesses has been retained as a corporate asset.

The following is a summary of the net assets held for sale as of July 2, 2011 and July 3, 2010, which primarily consists of the net assets of the North American fresh bakery and refrigerated dough businesses and the international household and body care businesses.

In millions	July 2, 2011	July 3, 2010
Trade accounts receivable	$173	$200
Inventories	84	240
Other current assets	28	51
Total current assets held for sale	285	491
Property	558	616
Trademarks and other intangibles	263	452
Goodwill	612	1,038
Deferred assets	(91)	–
Other noncurrent assets	49	17
Assets held for sale	$1,676	$2,614
Accounts payable	$134	$137
Accrued expenses and other current liabilities	157	303
Current maturities of long-term debt	16	20
Total current liabilities held for sale	307	460
Long-term debt	79	92
Other liabilities	194	320
Liabilities held for sale	$580	$872
Noncontrolling interest	$29	$28

The corporation enters into franchise agreements with independent third party contractors ("Independent Operators") representing distribution rights to sell and distribute fresh bakery products via direct-store-delivery to retail outlets in defined sales territories. The corporation does not hold equity interests in any of the Independent Operator entities. The corporation determined that all Independent Operators are variable interest entities (VIE) of which it is the primary beneficiary, primarily as a result of Sara Lee's debt guarantee and other route maintenance obligations. The balance sheet amounts resulting from the consolidation of these VIE's, which are included in the assets and liabilities held for sale in the table above, are as follows:

In millions	2011	2010
Inventories – Finished goods	$2	$2
Property – Machinery and equipment	18	22
Total assets	$20	$24
Current portion of long-term debt	$13	$12
Long-term debt excluding current portion	49	58
Total liabilities	$62	$70
Noncontrolling interests	$28	$23

Lease obligations associated with the VIE's are secured by the vehicles subject to lease and do not represent additional claims on the corporation's general assets. The corporation's maximum exposure for loss associated with the Independent Operator entities is limited to  $50 million of long-term debt of the Independent Operators as of July 2, 2011.

Exit, Disposal And Restructuring Activities	12 Months Ended
Jul. 02, 2011
Exit, Disposal And Restructuring Activities
Exit, Disposal And Restructuring Activities

Note 6 – Exit, Disposal and Restructuring Activities

As part of its ongoing efforts to improve its operational performance and reduce cost, the corporation initiated Project Accelerate in 2009, which was a series of global initiatives designed to drive significant savings over a three year period. The overall cost of the initiatives includes severance costs as well as transition costs associated with transferring services to an outside third party. An important component of Project Accelerate involves outsourcing pieces of the North American and European Finance (transaction processing) and Global Information Services (applications development and maintenance) groups as well as the company's indirect procurement activities. In addition to cost savings, this business process outsourcing will help the corporation drive standardization, increase efficiency and provide flexibility. The implementation of the initiative in North America and Europe began in the second quarter of 2009 and has been substantially completed as of the end of 2011.

The company had also announced a transformation plan in February 2005 designed to improve performance and better position the company for long-term growth. The plan involved significant changes in the company's organizational structure, portfolio changes involving the disposition of a significant portion of the corporation's business, and a number of actions to improve operational efficiency. The corporation has recognized certain trailing costs related to these transformation actions, including the impact of certain activities that were completed for amounts more favorable than previously estimated.

In January 2011, the corporation announced that its board of directors had agreed in principle to divide the company into two separate, publicly traded companies which is expected to be completed in the first half of calendar 2012. Under this plan, the corporation's International Beverage operations will be spun-off, tax-free, into a new public company. As the corporation prepares for the spin-off, it will incur certain spin-off related costs. Spin-off related costs will include restructuring actions such as employee termination costs and costs related to renegotiating contractual agreements; third party professional fees for consulting and other services that are directly related to the spin-off; and the costs of employees solely dedicated to activities directly related to the spin-off.

The corporation also incurs exit, disposition and restructuring charges for initiatives outside of the scope of the projects noted above.

The nature of the costs incurred under these plans includes the following:

Exit Activities, Asset and Business Disposition Actions

These amounts primarily relate to:

•  Employee termination costs

•  Lease and contractual obligation exit costs

•  Gains or losses on the disposition of assets or asset groupings that do not qualify as discontinued operations

Transformation/Project Accelerate/spin-off costs recognized in Cost of Sales and Selling, General and Administrative Expenses

These amounts primarily relate to:

•  Expenses associated with the installation of new information systems

•  Costs to retain and relocate employees

•  Consulting costs

•  Costs associated with the transition of services to an outside third party vendor as part of a business process outsourcing initiative

Transformation/Project Accelerate/spin-off costs are recognized in Cost of Sales or Selling, General and Administrative Expenses in the Consolidated Statements of Income as they do not qualify for treatment as an exit activity or asset and business disposition pursuant to the accounting rules for exit and disposal activities. However, management believes that the disclosure of these transformation/Project Accelerate/spin-off related charges provides the reader with greater transparency to the total cost of the initiatives.

The following is a summary of the (income) expense associated with new and ongoing actions, which also highlights where the costs are reflected in the Consolidated Statements of Income along with the impact on diluted EPS:

In millions	2011	2010	2009
Exit and business dispositions	$105	$84	$98
Selling, general and administrative expenses	58	23	20
Reduction in income from continuing operations before income taxes	163	107	118
Income tax benefit	(46)	(35)	(31)
Reduction in income from continuing operations	$117	$72	$87
Impact on diluted EPS from continuing operations	$0.19	$0.11	$0.13

The impact of these actions on the corporation's business segments and unallocated corporate expenses is summarized as follows:

In millions	2011	2010	2009
North American Retail	$11	$4	$–
North American Foodservice	6	10	(1)
International Beverage	34	12	53
International Bakery	28	47	38
Decrease in business segment income	79	73	90
Increase in general corporate expenses	84	34	28
Total	$163	$107	$118

The following discussion provides information concerning the exit, disposal and transformation/Project Accelerate/spin-off activities for each year where actions were initiated and material reserves exist.

2011 Actions During 2011, the corporation approved certain actions related to exit, disposal, Project Accelerate and spin-off activities and recognized charges of  $171 million related to these actions. Each of these activities is expected to be completed within a 12-month period after being approved and include the following:

— Recognized a charge to implement a plan to terminate approximately 1,500 employees, related to the European beverage, North American Retail and North American Foodservice businesses and the corporate office operations and provide them with severance benefits in accordance with benefit plans previously communicated to the affected employee group or with local employment laws. Of the 1,500 targeted employees, approximately 200 have been terminated. The remaining employees are expected to be terminated within the next 12 months.

— Recognized costs associated with the transition of services

— to an outside third party vendor as part of a business process outsourcing initiative.

— Recognized third party and employee costs associated with the planned spin-off of the corporation's International Beverage operations.

The corporation also recognized  $97 million of charges in discontinued operations primarily related to restructuring actions taken to eliminate stranded overhead associated with the household and body care businesses.

The following table summarizes the net charges taken for the exit, disposal, Project Accelerate and spin-off activities approved during 2011 and the related status as of July 2, 2011. The accrued amounts remaining represent those cash expenditures necessary to satisfy remaining obligations. The majority of the cash payments to satisfy the accrued costs are expected to be paid in the next 12 months. Approximately  $30 million to  $40 million of additional charges are expected to be recognized within the next twelve month period related to the 2011 actions. The corporation expects to incur total charges of approximately  $425 million in 2012 related to these restructuring actions as well as additional restructuring and other actions associated with cost reduction efforts related to the spin-off. See the Business Overview section of the Financial Review for additional information.

In millions	Employee Termination and Other Benefits	IT and Other Costs	Non- cancellable Leases/ Contractual Obligations	Total
Exit, disposal and other costs recognized during 2011	$104	$58	$9	$171
Charges recognized in discontinued operations	59	38	–	97
Cash payments	(40)	(72)	–	(112)
Non-cash charges	2	–	–	2
Foreign exchange impacts	4	–	–	4
Accrued costs as of July 2, 2011	$129	$24	$9	$162

2010 Actions During 2010, the corporation approved certain actions related to exit, disposal, and Project Accelerate activities and recognized charges of  $118 million related to these actions. Each of these activities is to be completed within a 12-month period after being approved and include the following:

— Recognized a charge to implement a plan to terminate approximately 1,100 employees, primarily related to European beverage, European bakery and North American foodservice operations, and provide them with severance benefits in accordance with benefit plans previously communicated to the affected employee group or with local employment laws. Of the 1,100 targeted employees, approximately 70 employees have not yet been terminated, but are expected to be terminated within the next 12 months.

— Recognized costs associated with the transition of services to an outside third party vendor as part of a business process outsourcing initiative.

• Recognized a  $20 million net loss associated with the disposition of certain bakery manufacturing facilities in Spain.

The following table summarizes the net charges taken for the exit, disposal and Project Accelerate activities approved during 2010 and the related status as of July 2, 2011. The accrued amounts remaining represent those cash expenditures necessary to satisfy remaining obligations. The majority of the cash payments to satisfy the accrued costs are expected to be paid in the next 12 months. The corporation does not anticipate any additional material future charges related to the 2010 actions. The composition of these charges and the remaining accruals are summarized below.

In millions	Employee Termination and Other Benefits	IT and Other Costs	Non- cancellable Leases	Asset and Business Disposition Actions	Total
Exit, disposal and other costs recognized during 2010	$ 59	$ 24	$ 15	$ 20	$118
Charges recognized in discontinued operations	9	6	9	–	24
Cash payments	(22)	(21)	(11)	–	(54)
Non-cash charges	(1)	–	–	–	(1)
Foreign exchange impacts	(5)	–	–	–	(5)
Asset and business disposition losses	–	–	–	(20)	(20)
Accrued costs as of July 3, 2010	40	9	13	–	62
Cash payments	(24)	(9)	(5)	–	(38)
Change in estimate	(4)	–	–	–	(4)
Change in estimate recognized in discontinued operations	(1)	–	–	–	(1)
Non-cash charges	(5)	–	2	–	(3)
Foreign exchange impacts	3	–	–	–	3
Asset and business disposition losses	–	–	–	–	–
Accrued costs as of July 2, 2011	$ 9	$ –	$ 10	$ –	$ 19

2009 Actions During 2009, the corporation approved certain actions related to exit, disposal, transformation and Project Accelerate activities and recognized net charges of  $120 million related to these actions. Each of these activities is to be completed within a 12-month period and include the following:

• Implemented a plan to terminate approximately 1,000 employees primarily related to the European beverage and bakery operations and the fresh bakery operations and corporate office group in North America and provide them with severance benefits in accordance with benefit plans previously communicated to the affected employee group or with local employment laws.

— Recognized costs related to the implementation of common information systems across the organization in order to improve operational efficiencies. These costs primarily relate to the amortization of certain capitalized software costs.

— Recognized costs associated with the transition of business support services to an outside third party vendor as part of a business process outsourcing initiative.

The following table summarizes the net charges taken for the exit, disposal and transformation/Project Accelerate activities approved during 2009 and the related status as of July 2, 2011. The accrued amounts remaining represent those cash expenditures necessary to satisfy remaining obligations. The majority of the cash payments to satisfy the accrued costs are expected to be paid in the next year. The corporation does not anticipate any additional material future charges related to the 2009 actions. The composition of these charges and the remaining accruals are summarized below.

In millions	Employee Termination and Other Benefits	IT and Other Costs	Total
Exit, disposal and other costs recognized during 2009	$101	$19	$120
Charges recognized in discontinued operations	13	3	16
Non-cash charges	–	(2)	(2)
Cash payments	(23)	(14)	(37)
Accrued costs as of June 27, 2009	91	6	97
Non-cash charges	(3)	–	(3)
Cash payments	(53)	(2)	(55)
Change in estimate	(11)	(1)	(12)
Foreign exchange impacts	(2)	–	(2)
Accrued costs as of July 3, 2010	22	3	25
Cash payments	(10)	–	(10)
Change in estimate	(6)	–	(6)
Foreign exchange impacts	1	–	1
Accrued costs as of July 2, 2011	$ 7	$ 3	$ 10

Other Restructuring Actions Prior to 2009, the corporation had approved and completed various actions to exit certain defined business activities and lower its cost structure, and these actions have had minimal impact on current year results. In 2011, adjustments were made to certain accrued obligations remaining for these completed actions. These adjustments related to the final settlement of certain planned termination actions which decreased income from continuing operations before income taxes by  $2 million and are reported in the "Net charges for exit activities, asset and business dispositions" line of the Consolidated Statements of Income.

As of July 2, 2011, the accrued liabilities remaining in the Consolidated Balance Sheet related to these completed actions total  $14 million and represent certain severance obligations. These accrued amounts are expected to be satisfied in cash and will be funded from operations.

Common Stock	12 Months Ended
Jul. 02, 2011
Common Stock
Common Stock

Note 7 – Common Stock

Changes in outstanding shares of common stock for the past three years were:

Shares in thousands	2011	2010	2009
Beginning balances	662,118	695,658	706,359
Stock issuances
Stock option and benefit plans	3,211	1,055	38
Restricted stock plans	1,992	1,741	543
Reacquired shares	(80,221)	(36,417)	(11,390)
Other	–	81	108
Ending balances	587,100	662,118	695,658

Common stock dividends and dividend-per-share amounts declared on outstanding shares of common stock were:

In millions except per share data	2011	2010	2009
Common stock dividends declared	$275	$299	$306
Dividends per share amount declared	$0.46	$0.44	$0.44

During 2010, the corporation's Board of Directors had authorized a  $3.0 billion share repurchase program. In March of 2010, the corporation repurchased 36.4 million shares at a cost of  $500 million under this program using an accelerated share repurchase program (ASR). The ASR provides for a final settlement adjustment at termination in either shares of common stock or cash based on the final volume weighted average stock price. In 2011, the corporation paid  $13 million as a final settlement on the ASR. During 2011, the corporation also repurchased 80.2 million shares at a cost of  $1.3 billion.

As of July 2, 2011, the remaining amount authorized for repurchase is  $1.2 billion of common stock under an existing share repurchase program, plus 13.5 million shares of common stock that remain authorized for repurchase under the corporation's prior share repurchase program. However, the corporation does not expect to continue with any further share repurchases.

Accumulated Other Comprehensive Income	12 Months Ended
Jul. 02, 2011
Accumulated Other Comprehensive Income
Accumulated Other Comprehensive Income

Note 8 – Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income are as follows:

In millions	Cumu- lative Trans- lation Adjust- ment	Net Unrealized Gain (Loss) on Qualifying Cash Flow Hedges and Other	Pension/ Post- retire- ment Liability Adjust- ment	Accum- ulated Other Compre- hensive Income (Loss)
Balance at June 28, 2008	$ 539	$ 21	$(411)	$ 149
Measurement date adjustment	–	–	3	3
Amortization of net actuarial loss and prior service credit	–	–	1	1
Net actuarial loss arising during the period	–	–	(299)	(299)
Postretirement plan amendments	–	–	55	55
Other comprehensive income (loss) activity	(561)	(32)	79	(514)
Balance at June 27, 2009	(22)	(11)	(572)	(605)
Disposition of Godrej J.V.	14	–	–	14
Amortization of net actuarial loss and prior service credit	–	–	19	19
Net actuarial loss arising during the period	–	–	(323)	(323)
Pension plan curtailment	–	–	27	27
Pension and postretirement plan amendments	–	–	(4)	(4)
Other comprehensive income (loss) activity	(96)	10	46	(40)
Balance at July 3, 2010	(104)	(1)	(807)	(912)
Disposition of Household & Body Care businesses	55	–	–	55
Amortization of net actuarial loss and prior service credit	–	–	16	16
Net actuarial gain arising during the period	–	–	326	326
Pension plan curtailment	–	–	25	25
Other comprehensive income (loss) activity	277	7	(50)	234
Balance at July 2, 2011	$ 228	$ 6	$(490)	$(256)

Stock-Based Compensation	12 Months Ended
Jul. 02, 2011
Stock-Based Compensation
Stock-Based Compensation

Note 9 – Stock-Based Compensation

The corporation has various stock option, employee stock purchase and stock award plans. At July 2, 2011, 101.9 million shares were available for future grant in the form of options, restricted shares or stock appreciation rights out of 118.7 million shares originally authorized. The corporation will satisfy the requirement for common stock for share-based payments by issuing shares out of authorized but unissued common stock.

Stock Options The exercise price of each stock option equals the market price of the corporation's stock on the date of grant. Options can generally be exercised over a maximum term of 10 years. Options generally cliff vest and expense is recognized on a straightline basis during the vesting period.

All stock options will be impacted by the spin-off. Option holders will have a choice to continue to hold their options pursuant to their normal terms or to accelerate their vesting on the spin-off date with a six month window to exercise.

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model and the following weighted average assumptions:

	2011	2010	2009

Weighted average expected lives	7.2 years	8.0 years	8.0 years

Weighted average risk-free interest rates	2.08%	3.03%	3.1%

Range of risk-free interest rates	1.91 – 2.66%	3.02 – 3.15%	3.1%

Weighted average expected volatility	28.0%	27.2%	22.1%

Range of expected volatility	27.3 – 30.0%	27.2 – 27.6%	22.1%

Dividend yield	2.9%	4.4%	3.0%

The corporation uses historical volatility for a period of time that is comparable to the expected life of the option to determine volatility assumptions.

A summary of the changes in stock options outstanding under the corporation's option plans during 2011 is presented below:

Shares in thousands	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in millions)
Options outstanding at July 3, 2010	20,036	$15.79	4.7	$16
Granted	2,318	15.49	–	–
Exercised	(3,106)	16.41	–	–
Canceled/expired	(1,436)	14.67	–	–
Options outstanding at July 2, 2011	17,812	$15.73	4.6	$66
Options exercisable at July 2, 2011	12,041	$17.06	2.9	$29

The corporation received cash from the exercise of stock options during 2011 of  $51 million. As of July 2, 2011, the corporation had  $7.3 million of total unrecognized compensation expense related to stock option plans that will be recognized over the weighted average period of 1.0 years, which does not include the potential impact of the spin-off.

In millions except per share data	2011	2010	2009
Number of options exercisable at end of fiscal year	12,041	13,121	22,721
Weighted average exercise price of options exercisable at end of fiscal year	$17.06	$17.66	$18.13
Weighted average grant date fair value of options granted during the fiscal year	$ 3.42	$ 1.88	$ 2.67
Total intrinsic value of options exercised during the fiscal year	$ 8.0	$ 0.9	$ 0.0
Fair value of options that vested during the fiscal year	$ 4.5	$ 6.3	$ 2.0

Stock Unit Awards Restricted stock units (RSUs) are granted to certain employees to incent performance and retention over periods ranging from one to five years. Upon the achievement of defined parameters, the RSUs are generally converted into shares of the corporation's common stock on a one-for-one basis and issued to the employees. A substantial portion of all RSUs vest solely upon continued future service to the corporation. A small portion of RSUs vest based upon continued future employment and the achievement of certain defined performance measures. The cost of these awards is determined using the fair value of the shares on the date of grant, and compensation is recognized over the period during which the employees provide the requisite service to the corporation. All RSU's will immediately vest upon the completion of the spin-off. A summary of the changes in the stock unit awards outstanding under the corporation's benefit plans during 2011 is presented below:

Shares in thousands	Shares	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in millions)
Nonvested share units at July 3, 2010	9,014	$12.86	1.2	$126
Granted	2,514	15.13	–	–
Vested	(2,858)	14.57	–	–
Forfeited	(947)	14.49	–	–
Nonvested share units at July 2, 2011	7,723	$12.76	1.1	$149
Exercisable share units at July 2, 2011	181	$16.20	2.9	$ 4

As of July 2, 2011, the corporation had  $30 million of total unrecognized compensation expense related to stock unit plans that will be recognized over the weighted average period of 1.77 years, which does not include the potential impact of the spin-off.

In millions except per share data	2011	2010	2009
Stock Unit Awards
Fair value of share-based units that vested during the fiscal year	$42	$35	$12
Weighted average grant date fair value of share based units granted during the fiscal year	$15.13	$10.06	$13.73
All Stock-Based Compensation
Total compensation expense	$41	$35	$41
Tax benefit on compensation expense	$15	$13	$12

Employee Stock Ownership Plans (ESOP)	12 Months Ended
Jul. 02, 2011
Employee Stock Ownership Plans ESOP
Employee Stock Ownership Plans (ESOP)

Note 10 – Employee Stock Ownership Plans (ESOP)

The corporation maintains an ESOP that holds common stock of the corporation that is used to fund a portion of the corporation's matching program for its 401(k) savings plan for domestic non-union employees. The purchase of the original stock by the Sara Lee ESOP was funded both with debt guaranteed by the corporation and loans from the corporation. The debt guaranteed by the corporation was fully paid in 2004, and only loans from the corporation to the ESOP remain. Each year, the corporation makes contributions that, with the dividends on the common stock held by the Sara Lee ESOP, are used to pay loan interest and principal. Shares are allocated to participants based upon the ratio of the current year's debt service to the sum of the total principal and interest payments over the remaining life of the loan. The number of unallocated shares in the ESOP was 6 million at July 2, 2011 and 7 million at July 3, 2010. Expense recognition for the ESOP is accounted for under the grandfathered provisions contained within US GAAP.

The expense for the 401(k) recognized by the ESOP amounted to  $15 million in 2011,  $7 million in 2010 and  $5 million in 2009. Payments to the Sara Lee ESOP were  $23 million in 2011 and  $11 million in 2010 and 2009.

Earnings Per Share	12 Months Ended
Jul. 02, 2011
Earnings Per Share
Earnings Per Share

Note 11 – Earnings per Share

Net income (loss) per share – basic is computed by dividing income (loss) attributable to Sara Lee by the weighted average number of common shares outstanding for the period. Net income (loss) per share – diluted reflects the potential dilution that could occur if options and fixed awards to be issued under stock-based compensation arrangements were converted into common stock.

Options to purchase 8.4 million shares of common stock at July 2, 2011, 16.1 million shares of common stock at July 3, 2010 and 27.7 million shares of common stock at June 27, 2009 were not included in the computation of diluted earnings per share because the exercise price of these options was greater than the average market price of the corporation's outstanding common stock, and therefore anti-dilutive.

The following is a reconciliation of net income (loss) to net income (loss) per share – basic and diluted – for the years ended July 2, 2011, July 3, 2010 and June 27, 2009:

In millions except earnings per share	2011	2010	2009
Income from continuing operations attributable to Sara Lee	$338	$582	$184
Income (loss) from discontinued operations attributable to Sara Lee	213	(160)	180
Gain on sale of discontinued operations	736	84	–
Net income attributable to Sara Lee	$1,287	$506	$364
Average shares outstanding – basic	621	688	701
Dilutive effect of stock compensation	4	3	2
Diluted shares outstanding	625	691	703
Income (loss) per common share – Basic
Income from continuing operations	$0.54	$0.85	$0.26
Income from discontinued operations	1.53	(0.11)	0.26
Net income	$2.07	$0.74	$0.52
Income (loss) per common share – Diluted
Income from continuing operations	$0.54	$0.84	$0.26
Income from discontinued operations	1.52	(0.11)	0.26
Net income	$2.06	$0.73	$0.52

Debt Instruments	12 Months Ended
Jul. 02, 2011
Debt Instruments
Debt Instruments

Note 12 – Debt Instruments

The composition of the corporation's long-term debt, which includes capital lease obligations, is summarized in the following table:

In millions	Maturity Date	2011	2010
Senior debt
Euro denominated – 2.25% note	2012	434	375
6.25% notes	2012	–	1,110
3.875% notes	2013	500	500
10% zero coupon notes ( $19 million face value)	2014	15	14
10% – 14.25% zero coupon notes ( $105 million face value)	2015	72	64
2.75% notes	2016	400	–
4.1% notes	2021	400	–
6.125% notes	2033	500	500
Total senior debt		2,321	2,563
Obligations under capital lease		3	3
Other debt		81	43
Total debt		2,405	2,609
Unamortized discounts		(5)	(6)
Hedged debt adjustment to fair value		9	26
Total long-term debt		2,409	2,629
Less current portion		(473)	(2)
		$1,936	$2,627

On September 7, 2010, the corporation completed a tender offer for any and all of its 6 1/4% Notes due September 15, 2011, of which  $1.11 billion aggregate principal amount was outstanding. At the time of expiration of the tender offer,  $653.3 million of the 6  1/4% notes had been validly tendered. On September 8, 2010, the corporation announced that it was redeeming the remaining  $456.7 million of aggregate principal outstanding of the 6 1/4% Notes. This debt was redeemed on October 8, 2010. The corporation recognized a total charge of  $55 million in 2011 associated with the early extinguishment of this debt. This charge is reported on the Debt extinguishment costs line of the Consolidated Income Statement.

In September 2010, the company issued  $400 million 2.75% Notes due in September 2015 and  $400 million 4.1% Notes due in September 2020, the proceeds of which were used to fund a portion of the redemption of the 6 1/4% Notes. The remaining portion of the redemption of the 6 1/4% Notes in the second quarter of 2011 was funded by cash on hand and the net proceeds from commercial paper issuances.

In March, 2010, a subsidiary of the corporation issued € 300 million of debt, which is scheduled to mature in March 2012. The notes were issued at a fixed rate of 2.25% but have effectively been converted into variable rate debt using interest rate swap instruments. The proceeds were used to retire € 285 million of debt that was scheduled to mature in 2011.

Payments required on long-term debt during the years ending 2012 through 2016 are  $473 million,  $521 million,  $20 million,  $77 million and  $405 million, respectively. The corporation made cash interest payments of  $123 million,  $131 million and  $156 million in 2011, 2010 and 2009, respectively.

In June 2011, the corporation amended its  $1.85 billion five-year revolving credit facility that was set to expire in December 2011. The amendment lowered the dollar amount of the facility to  $1.2 billion and extended the maturity date to the earlier of June 4, 2013 or the date on which the spin-off of the international beverage business is consummated. The credit facility has an annual fee of 0.05% as of July 2, 2011. Pricing under this facility is based on the corporation's current credit rating. As of July 2, 2011, the corporation did not have any borrowings outstanding under the credit facility. This agreement supports commercial paper borrowings and other financial instruments. The corporation had  $150 million of letters of credit under this facility outstanding as of July 2, 2011. The corporation's credit facility and debt agreements contain customary representations, warranties and events of default, as well as, affirmative, negative and financial covenants with which the corporation is in compliance. One financial covenant includes a requirement to maintain an interest coverage ratio of not less than 2.0 to 1.0. The interest coverage ratio is based on the ratio of EBIT to consolidated net interest expense with consolidated EBIT equal to net income plus interest expense, income tax expense, and extraordinary or non-recurring non-cash charges and gains. For the 12 months ended July 2, 2011, the corporation's interest coverage ratio was 7.0 to 1.0.

Selected data on the corporation's short-term obligations follow:

In millions	2011	2010	2009
Maximum month-end borrowings	$605	$132	$461
Average borrowings during the year	323	69	289
Year-end borrowings	238	47	20
Weighted average interest rate during the year	2.36%	2.67%	3.60%
Weighted average interest rate at year-end	1.34	2.69	6.68

Leases	12 Months Ended
Jul. 02, 2011
Leases
Leases

Note 13 – Leases

The corporation leases certain facilities, equipment and vehicles under agreements that are classified as either operating or capital leases. The building leases have original terms that range from 10 to 15 years, while the equipment and vehicle leases have terms of generally less than seven years.

In millions	July 2, 2011	July 3, 2010

Gross book value of capital lease assets included in property	$10	$10
Net book value of capital lease assets included in property	3	3

Future minimum payments, by year and in the aggregate, under capital leases and noncancelable operating leases having an original term greater than one year at July 2, 2011 were as follows:

In millions	Capital Leases	Operating Leases

2012	$1	$58
2013	1	43
2014	1	31
2015	–	25
2016	–	17
Thereafter	–	69

Total minimum lease payments	3	$243

Amounts representing interest	–

Present value of net minimum payments	3
Current portion	1

Noncurrent portion	$2

In millions	2011	2010	2009

Depreciation of capital lease assets	$1	$2	$3
Rental expense under operating leases	77	87	92

Contingencies And Commitments	12 Months Ended
Jul. 02, 2011
Contingencies And Commitments
Contingencies And Commitments

Note 14 – Contingencies and Commitments

Contingent Liabilities The corporation is a party to various pending legal proceedings, claims and environmental actions by government agencies. The corporation records a provision with respect to a claim, suit, investigation or proceeding when it is probable that a liability has been incurred and the amount of the loss can reasonably be estimated. Any provisions are reviewed at least quarterly and are adjusted to reflect the impact and status of settlements, rulings, advice of counsel and other information pertinent to the particular matter.

Aris This is a consolidation of cases filed by individual complainants with the Republic of the Philippines, Department of Labor and Employment and the National Labor Relations Commission (NLRC) from 1998 through July 1999. The complaint alleges unfair labor practices due to the termination of manufacturing operations in the Philippines by Aris Philippines, Inc. (Aris), a former subsidiary of the corporation. The complaint names the corporation as a party defendant. In 2006, the arbitrator ruled against the corporation and awarded the plaintiffs  $80 million in damages and fees. This ruling was appealed by the corporation and subsequently set aside by the NLRC in December 2006. Both the complainants and the corporation have filed motions for reconsideration. The corporation continues to believe that the plaintiffs' claims are without merit; however, it is reasonably possible that this case will be ruled against the corporation and have a material adverse impact on the corporation's results of operations and cash flows.

Hanesbrands Inc. In September 2006, the corporation spun off its branded apparel business into an independent publicly-traded company named Hanesbrands Inc. ("HBI"). In connection with the HBI spin-off, the corporation and HBI entered into a tax sharing agreement that governs the allocation of tax assets and liabilities between the parties. As previously disclosed, HBI initiated binding arbitration claiming that it was owed  $72 million from the corporation under the tax sharing agreement. In Phase I of the bifurcated arbitration, the tribunal ruled in favor of the corporation on all issues and the corporation's interpretation prevailed. Accordingly, Sara Lee owes  $3.3 million, plus interest, to HBI. The corporation had already conceded this amount was owed and had previously established a reserve reflecting this liability. The time period for HBI to challenge the tribunal's ruling has not yet lapsed; however the corporation believes that the likelihood of an unfavorable outcome is remote.

Multi-Employer Pension Plans The corporation participates in various multi-employer pension plans that provide retirement benefits to certain employees covered by collective bargaining agreements (MEPP). Participating employers in a MEPP are jointly responsible for any plan underfunding. MEPP contributions are established by the applicable collective bargaining agreements; however, the MEPPs may impose increased contribution rates and surcharges based on the funded status of the plan and the provisions of the Pension Protection Act, which requires substantially underfunded MEPPs to implement rehabilitation plans to improve funded status. Factors that could impact funded status of a MEPP include investment performance, changes in the participant demographics, financial stability of contributing employers and changes in actuarial assumptions.

In addition to regular contributions, the corporation could be obligated to pay additional contributions (known as a complete or partial withdrawal liability) if a MEPP has unfunded vested benefits. These withdrawal liabilities, which would be triggered if the corporation ceases to make contributions to a MEPP with respect to one or more collective bargaining units, would equal the corporation's proportionate share of the unfunded vested benefits based on the year in which the liability is triggered. The corporation believes that certain of the MEPPs in which it participates have unfunded vested benefits, and some are significantly underfunded. Withdrawal liability triggers could include the corporation's decision to close a plant or the dissolution of a collective bargaining unit. Due to uncertainty regarding future withdrawal liability triggers, we are unable to determine the amount and timing of the corporation's future withdrawal liability, if any, or whether the corporation's participation in these MEPPs could have any material adverse impact on its financial condition, results of operations or liquidity. Disagreements over potential withdrawal liability may lead to legal disputes.

The corporation's regularly scheduled contributions to MEPPs related to continuing operations totaled approximately  $3 million in 2011,  $4 million in 2010 and  $5 million in 2009. The corporation's regularly scheduled contributions to MEPPs related to its discontinued North American fresh bakery operations totaled approximately  $45 million in 2011,  $43 million in 2010 and  $42 million in 2009. The corporation also recognized charges (credits) for partial withdrawal liabilities related to MEPPs, which are reported in discontinued operations, of approximately  $(3) million in 2011,  $23 million in 2010 and  $31 million in 2009. The  $3 million credit in 2011 is an adjustment of an estimate made in 2010.

Competition Law During the past few years, competition authorities in various European countries and the European Commission have initiated investigations into the conduct of consumer products companies. These investigations usually continue for several years and, if violations are found, may result in substantial fines. In connection with these investigations, Sara Lee's household and body care business operating in Europe has received requests for information, made employees available for interviews, and been subjected to unannounced inspections by various competition authorities. Sara Lee has been imposed fines in three instances (a € 4.0 million fine imposed by the Italian Cartel Authority in the second quarter of 2011, a € 3.7 million fine imposed by the Spanish Competition Authorities in the second quarter of 2010, and a € 5.5 million fine imposed by the German cartel authorities in February 2008), but no formal charges have been brought against Sara Lee concerning the substantive conduct that is the subject of these other investigations. Our practice is to comply with all laws and regulations applicable to our business, including the antitrust laws, and to cooperate with relevant regulatory authorities.

Charges for fines that already have been imposed against the corporation or were probable of being imposed have been reflected in the Consolidated Statements of Income in the period we were notified of the fines or it was probable that a loss was incurred. The total amount accrued for remaining competition matters is € 7.7 million as of July 2, 2011 which represents an accrual for the fine imposed by the Spanish Competition authorities. The fines imposed by the Italian Cartel Authorities and the German Cartel Authorities have been paid by the corporation. A previous accrual of € 20 million for an investigation in the Netherlands has been released as the corporation was found not to have violated any competition laws in connection with this matter and the matter has been concluded without an imposition of a fine. Except for fines previously assessed or accrued by the corporation, we are unable to estimate the impact on our financial statements of additional fines, if any, that may be imposed against the corporation. The corporation has completed the divestiture of most of its household and body care business; however the corporation has retained any potential liability for these matters.

Belgian tax matter In 1997, the corporation sold a Belgian subsidiary to an unrelated third party. At the time of the sale, the Belgian subsidiary owed a Belgian tax liability of approximately € 30 million (resulting from an intercompany restructuring completed before the 1997 sale) and the third party buyer assumed all assets and liabilities of the subsidiary. In 1999, the former Belgian subsidiary, then owned by the third party buyer, declared bankruptcy and did not pay the outstanding Belgian tax liability. In 2001, the Belgian Ministry of Finance launched an investigation into the 1997 sale. In November 2009, the corporation received from the Belgian state prosecutor a notice of intent to indict the third party buyer as well as several of the corporation's international subsidiaries and several current and former directors and officers of such subsidiaries, in connection with the 1997 sale. The notice alleges various tax-related legal violations, some of which carry criminal penalties. The corporation has agreed to a settlement with the Belgian authorities, which settlement was approved by the Belgian Judiciary on June 30, 2011. Accordingly, the criminal proceedings were dismissed. The € 32 million settlement amount for Belgian taxes, interest and penalties, which was previously paid into an escrow account, has been released to the Belgian State/Tax Authorities and the matter is now considered closed.

Nestec/Nespresso The corporation is involved in several legal matters relating to its manufacture and sale of L'OR EspressO capsules. In June 2010, Nestec/Nespresso (Nestle) filed a suit against Sara Lee Coffee and Tea France alleging patent infringement related to Sara Lee's sale and distribution of espresso capsules. On January 19, 2011, Nestle filed a similar suit against Sara Lee Coffee and Tea in the Netherlands after Sara Lee began selling espresso capsules in that country. On May 11, 2011, Sara Lee Coffee and Tea Belgium served a writ of summons on Nestle seeking a declaration of non-infringement in connection with Sara Lee's sale and distribution of espresso capsules in Belgium. All of these proceedings relate to the alleged patent infringement of two European patents granted to Nestle. In the lawsuit filed in France, Nestle claims that damages could be as high as € 50 million. The corporation believes that neither of the patents granted to Nestle are being infringed and further believes the patents are invalid. We are vigorously contesting Nestle's allegations.

Purchase Commitments During 2007, the corporation exited a U.S. meat production plant that included a hog slaughtering operation. Certain purchase contracts for the purchase of live hogs at this facility were not exited or transferred after the closure of the facility. However, the corporation has entered into a hog sales contract under which these hogs will be sold to another slaughter operator. These purchase commitments expire by June 2012 and, using hog pricing at July 2, 2011, the corporation has approximately  $22 million of commitments remaining under these contracts.

Guarantees The corporation is a party to a variety of agreements under which it may be obligated to indemnify a third party with respect to certain matters. Typically, these obligations arise as a result of contracts entered into by the corporation under which the corporation agrees to indemnify a third party against losses arising from a breach of representations and covenants related to matters such as title to assets sold, the collectibility of receivables, specified environmental matters, lease obligations assumed and certain tax matters. In each of these circumstances, payment by the corporation is conditioned on the other party making a claim pursuant to the procedures specified in the contract. These procedures allow the corporation to challenge the other party's claims. In addition, the corporation's obligations under these agreements may be limited in terms of time and/or amount, and in some cases the corporation may have recourse against third parties for certain payments made by the corporation. It is not possible to predict the maximum potential amount of future payments under certain of these agreements, due to the conditional nature of the corporation's obligations and the unique facts and circumstances involved in each particular agreement. Historically, payments made by the corporation under these agreements have not had a material effect on the corporation's business, financial condition or results of operations. The corporation believes that if it were to incur a loss in any of these matters, such loss would not have a material effect on the corporation's business, financial condition or results of operations.

The material guarantees for which the maximum potential amount of future payments can be determined, are as follows:

Contingent Lease Obligations The corporation is contingently liable for leases on property operated by others. At July 2, 2011, the maximum potential amount of future payments the corporation could be required to make, if all of the current operators default on the rental arrangements, is  $74 million. The minimum annual rentals under these leases are  $15 million in 2012,  $11 million in 2013,  $10 million in 2014,  $8 million in 2015,  $2 million in 2016 and  $28 million thereafter. The two largest components of these amounts relate to a number of retail store leases operated by Coach, Inc. and certain leases related to the corporation's U.K. Apparel operations that have been sold. Coach, Inc. is contractually obligated to provide the corporation, on an annual basis, with a standby letter of credit approximately equal to the next year's rental obligations. The letter of credit in place at the close of 2011 was  $8 million. This obligation to provide a letter of credit expires when the corporation's contingent lease obligation is substantially extinguished. The corporation has not recognized a liability for the contingent obligation on either the Coach, Inc. leases or the U.K. Apparel leases.

Contingent Debt Obligations and Other The corporation has guaranteed the payment of certain third-party debt. The maximum potential amount of future payments that the corporation could be required to make, in the event that these third parties default on their debt obligations, is  $12 million. At the present time, the corporation does not believe it is probable that any of these third parties will default on the amount subject to guarantee.

In 2010, the corporation recognized a  $26 million charge for a Mexican tax indemnification related to the corporation's direct selling business that was sold in 2006.

Financial Instruments	12 Months Ended
Jul. 02, 2011
Financial Instruments
Financial Instruments

Note 15 – Financial Instruments

Background Information The corporation uses derivative financial instruments, including forward exchange, futures, options and swap contracts, to manage its exposures to foreign exchange, commodity prices and interest rate risks. The use of these derivative financial instruments modifies the exposure of these risks with the intent to reduce the risk or cost to the corporation. The corporation does not use derivatives for trading or speculative purposes and is not a party to leveraged derivatives. More information concerning accounting for financial instruments can be found in Note 2, Summary of Significant Accounting Policies.

Types of Derivative Instruments

Interest Rate and Cross Currency Swaps The corporation utilizes interest rate swap derivatives to manage interest rate risk, in order to maintain a targeted amount of both fixed-rate and floating-rate long term debt and notes payable. Interest rate swap agreements that are effective at hedging the fair value of fixed-rate debt agreements are designated and accounted for as fair value hedges. In 2011, the corporation settled  $285 million of interest rate swaps, including a  $50 million forward starting swap. The corporation has a fixed interest rate on approximately 68% of long-term debt and notes payable issued.

The corporation has issued certain foreign-denominated debt instruments and utilizes cross currency swaps to reduce the variability of functional currency cash flows related to the foreign currency debt. Cross currency swap agreements that are effective at hedging the variability of foreign-denominated cash flows are designated and accounted for as cash flow hedges.

Currency Forward Exchange, Futures and Option Contracts The corporation uses forward exchange and option contracts to reduce the effect of fluctuating foreign currencies on short-term foreign-currency-denominated intercompany transactions, third-party product-sourcing transactions, foreign-denominated investments (including subsidiary net assets) and other known foreign currency exposures. Gains and losses on the derivative instruments are intended to offset losses and gains on the hedged transaction in an effort to reduce the earnings volatility resulting from fluctuating foreign currency exchange rates. Forward currency exchange contracts which are effective at hedging the fair value of a recognized asset or liability are designated and accounted for as fair value hedges. Forward currency contracts that act as a hedge of changes in the underlying foreign currency denominated subsidiary net assets are accounted for as net investment hedges. All remaining currency forward and options contracts are accounted for as mark-to-market hedges. The principal currencies hedged by the corporation include the European euro, British pound, Danish kroner, Hungarian forint, U.S. dollar, Australian dollar and Brazilian real. The corporation hedges virtually all foreign exchange risk derived from recorded transactions and firm commitments and only hedges foreign exchange risk related to anticipated transactions where the exposure is potentially significant.

Commodity Futures and Options Contracts The corporation uses commodity futures and options to hedge a portion of its commodity price risk. The principal commodities hedged by the corporation include hogs, beef, natural gas, diesel fuel, coffee, corn, wheat and other ingredients. The corporation does not use significant levels of commodity financial instruments to hedge commodity prices and primarily relies upon fixed rate supplier contracts to determine commodity pricing. In circumstances where commodity-derivative instruments are used, there is a high correlation between the commodity costs and the derivative instruments. For those instruments where the commodity instrument and underlying hedged item correlate between 80-125%, the corporation accounts for those contracts as cash flow hedges. However, the majority of commodity derivative instruments are accounted for as mark-to-market hedges. The corporation only enters into futures and options contracts that are traded on established, well-recognized exchanges that offer high liquidity, transparent pricing, daily cash settlement and collateralization through margin requirements.

Non-Derivative Instruments The corporation uses non-derivative instruments such as non-U.S. dollar financing transactions or non-U.S. dollar assets or liabilities, including intercompany loans, to hedge the exposure of changes in underlying foreign currency denominated subsidiary net assets, and they are declared as Net Investment Hedges.

Volume

In millions	July 2, 2011	July 3, 2010	Hedge Coverage (Number of Months)
Swap contracts
Rec. fixed/pay float – interest rate swap notional	$ 584	$ 761	8.9 –23.5
Rec. fixed/pay fixed – cross currency swaps notional[1]	813	704	2.5 –23.5
Forward rate agreement	–	50	–

Foreign currency forward contracts[1]
Commitments to purchase foreign currencies	$2,757	$4,211	0.1–11.6
Commitments to sell foreign currencies	2,754	4,066	0.1–11.6

Foreign currency option contracts[1,2]	$ –	$9	–
Commodity contracts
Commodity future contracts[3]	$ 193	$ 143	2.0–11.0
Commodity options contracts[2]	77	3	0.1– 5.0
Net Investment Hedges	$4,052	$4,500	–

[1]	The notional value is calculated using the exchange rates as of reporting date.
[2]	Option contract notional values are determined by the ratio of the change in option value to the change in the underlying hedged item.
[3]	Commodity futures contracts are determined by the initial cost of the contract.

Cash Flow Presentation The settlement of derivative contracts related to the purchase of inventory, commodities or other hedged items that utilize hedge accounting are reported in the Consolidated Statements of Cash Flows as an operating cash flow, while those derivatives that utilize the mark-to-market hedge accounting model are reported in investing activities when those contracts are realized in cash. Fixed to floating rate swaps are reported as a component of interest expense and therefore are reported in cash flow from operating activities similar to how cash interest payments are reported. The portion of the gain or loss on a cross currency swap that offsets the change in the value of interest expense is recognized in cash flow from operations.

Contingent Features/Concentration of Credit Risk All of the corporation's derivative instruments are governed by International Swaps and Derivatives Association (i.e. ISDA) master agreements, requiring the corporation to maintain an investment grade credit rating from both Moody's and Standard & Poor's credit rating agencies. If the corporation's credit rating were to fall below investment grade, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on the derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position was  $272 million on July 2, 2011 and  $197 million on July 3, 2010, for which the corporation has posted no collateral. If the credit-risk-related contingent features underlying these agreements were triggered on July 2, 2011 and July 3, 2010, the corporation would be required to post collateral of, at most,  $272 million and  $197 million, respectively, with its counterparties.

A large number of major international financial institutions are counterparties to the corporation's financial instruments including cross currency swaps, interest rate swaps, and currency exchange forwards and swaps. The corporation enters into financial instrument agreements only with counterparties meeting very stringent credit standards (a credit rating of A-/A3 or better), limiting the amount of agreements or contracts it enters into with any one party and, where legally available, executing master netting agreements. These positions are continually monitored. While the corporation may be exposed to credit losses in the event of nonperformance by individual counterparties of the entire group of counterparties, it has not recognized any losses with these counterparties in the past and does not anticipate material losses in the future.

Trade accounts receivable due from customers that the corporation considers highly leveraged were  $132 million at July 2, 2011 and  $103 million at July 3, 2010.

Fair Value Measurements Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., exit price) in an orderly transaction between market participants at the measurement date. Assets and liabilities measured at fair value must be categorized into one of three different levels depending on the assumptions (i.e., inputs) used in the valuation. Level 1 provides the most reliable measure of fair value while level 3 generally requires significant management judgment. Assets and liabilities are classified in their entirety based on the lowest level of input significant to the fair value measurement.

The carrying amounts of cash and equivalents, trade accounts receivables, accounts payable, derivative instruments and notes payable approximate fair values. The fair value of the corporation's long-term debt, including the current portion, is estimated using discounted cash flows based on the corporation's current incremental borrowing rates for similar types of borrowing arrangements.

	July 2, 2011		July 3, 2010
In millions	Fair Value	Carrying Amount	Fair Value	Carrying Amount
Long-term debt, including current portion	$2,413	2,409	$2,777	2,629

Information on the location and amounts of derivative fair values in the Condensed Consolidated Balance Sheet at July 2, 2011 and July 3, 2010 is as follows:

	Assets				Liabilities
	Other Current Assets		Other Non-Current Assets		Accrued Liabilities – Other		Other
In millions	July 2, 2011	July 3, 2010	July 2, 2011	July 3, 2010	July 2, 2011	July 3, 2010	July 2, 2011	July 3, 2010
Derivatives designated as hedging instruments
Interest rate contracts[2]	$ –	$ 4	$12	$27	$ 2	$ –	$ –	$ –
Foreign exchange contracts[2]	–	143	–	–	191	2	66	153
Commodity contracts[1]	–	–	–	–	–	–	–	–
Total derivatives designated as hedging instruments	–	147	12	27	193	2	66	153
Derivatives not designated as hedging instruments
Foreign exchange contracts[2]	20	42	–	–	13	42	–	–
Commodity contracts[1]	2	–	–	–	–	–	–	–
Total derivatives not designated as hedging instruments	22	42	–	–	13	42	–	–
Total derivatives	$22	$189	$12	$27	$206	$44	$66	$153
1	Categorized as level 1: Fair value of level 1 assets and liabilities as of July 2, 2011 are $2 million and nil and at July 3, 2010 are nil and nil, respectively.
2	Categorized as level 2: Fair value of level 2 assets and liabilities as of July 2, 2011 are $32 million and $272 million and at July 3, 2010 are $216 million and $197 million, respectively.

Information related to our cash flow hedges, net investment hedges, fair value hedges and other derivatives not designated as hedging instruments for the periods ended July 2, 2011, and July 3, 2010, follows:

		Interest Rate Contracts		Foreign Exchange Contracts		Commodity Contracts		Total
In millions	year ended	July 2, 2011	July 3, 2010	July 2, 2011	July 3, 2010	July 2, 2011	July 3, 2010	July 2, 2011	July 3, 2010
Cash Flow Derivatives
Amount of gain (loss) recognized in other comprehensive income (OCI) [1]		$2	$(4)	$(69)	$77	$14	$ –	$(53)	$73
Amount of gain (loss) reclassified from AOCI into earnings [1,2]		3	–	(82)	65	15	(4)	(64)	61
Amount of ineffectiveness recognized in earnings[3,4]		–	–	(9)	(8)	(1)	–	(10)	(8)
Amount of gain (loss) expected to be classified into earnings during the next twelve months		–	NA	(7)	NA	–	NA	(7)	NA
Net Investment Derivatives
Amount of gain (loss) recognized in OCI[1]		–	–	(672)	411	–	–	(672)	411
Amount of gain (loss) recognized from OCI into earnings[6]		–	–	12	–	–	–	12	–
Fair Value Derivatives
Amount of derivative gain (loss) recognized in earnings[5]		3	19	–	–	–	–	3	19
Amount of Hedged Item gain (loss) recognized in earnings[5]		6	(1)	–	–	–	–	6	(1)
Derivatives Not Designated as Hedging Instruments
Amount of gain (loss) recognized in Cost of Sales		–	–	(46)	32	17	(5)	(29)	27
Amount of gain (loss) recognized in SG&A		–	–	92	(60)	6	(1)	98	(61)

[1]	Effective portion.
[2]

Gain (loss) reclassified from AOCI into earnings is reported in interest, for interest rate swaps, in selling, general, and administrative (SG&A) expenses for foreign exchange contracts and in cost of sales for commodity contracts.

[3]	Gain (loss) recognized in earnings is related to the ineffective portion and amounts excluded from the assessment of hedge effectiveness.
[4]	Gain (loss) recognized in earnings is reported in interest expense for foreign exchange contract and SG&A expenses for commodity contracts.
[5]

The amount of gain (loss) recognized in earnings on the derivative contracts and the related hedged item is reported in interest for the interest rate contracts and SG&A for the foreign exchange contracts.

[6]	The gain (loss) recognized from OCI into earnings is reported in gain on sale of discontinued operations.

Defined Benefit Pension Plans	12 Months Ended
Jul. 02, 2011
Defined Benefit Pension Plans
Defined Benefit Pension Plans

Note 16 Defined Benefit Pension Plans

The corporation sponsors a number of U.S. and foreign pension plans to provide retirement benefits to certain employees. The benefits provided under these plans are based primarily on years of service and compensation levels.

Measurement Date and Assumptions A fiscal year end measurement date is utilized to value plan assets and obligations for all of the corporation's defined benefit pension plans. Prior to 2009 the corporation had utilized a measurement date of March 31.

The weighted average actuarial assumptions used in measuring the net periodic benefit cost and plan obligations of continuing operations were as follows:

	2011	2010	2009
U.S. Plans
Net periodic benefit cost
Discount rate	5.4%	6.5%	6.7%
Long-term rate of return on plan assets	7.3	7.6	7.5
Rate of compensation increase	NA	3.5	3.8
Plan obligations
Discount rate	5.6%	5.4%	6.5%
Rate of compensation increase	NA	NA	3.5
International Plans
Net periodic benefit cost
Discount rate	5.2%	6.4%	6.1%
Long-term rate of return on plan assets	6.7	6.6	6.7
Rate of compensation increase	3.3	3.3	3.3
Plan obligations
Discount rate	5.6%	5.2%	6.4%
Rate of compensation increase	3.1	3.3	3.3

The discount rate is determined by utilizing a yield curve based on high-quality fixed-income investments that have a AA bond rating to discount the expected future benefit payments to plan participants. Compensation increase assumptions are based upon historical experience and anticipated future management actions. Compensation changes for participants in the U.S. plans no longer have an impact on the benefit cost or plan obligations as the participants in the U.S. salaried plan will no longer accrue additional benefits. In determining the long-term rate of return on plan assets, the corporation assumes that the historical long-term compound growth rates of equity and fixed-income securities and other plan investments will predict the future returns of similar investments in the plan portfolio. Investment management and other fees paid out of plan assets are factored into the determination of asset return assumptions.

Net Periodic Benefit Cost and Funded Status The components of the net periodic benefit cost for continuing operations were as follows:

In millions	2011	2010	2009
U.S. Plans
Components of defined benefit net periodic benefit cost
Service cost	$7	$17	$21
Interest cost	73	74	69
Expected return on assets	(80)	(65)	(66)
Amortization of prior service cost	1	(2)	–
Net actuarial loss	12	33	(1)
Net periodic benefit cost	$13	$57	$23
International Plans
Components of defined benefit net periodic benefit cost
Service cost	$32	$31	$30
Interest cost	161	166	166
Expected return on assets	(198)	(176)	(180)
Amortization of prior service cost	5	7	8
Net actuarial loss	23	14	12
Net periodic benefit cost	$23	$42	$36

In the fourth quarter of 2011, certain modifications to the corporation's defined benefit plan in the Netherlands were approved. The modifications included changes to the method of benefit indexation and employee contribution and salary participation levels. The plan amendments resulted in a  $24 million reduction in the projected benefit obligation with a corresponding offset to the unamortized prior service cost balance in Accumulated Other Comprehensive Income. The corporation also expects to make an additional € 60 million contribution to this plan in 2012 related to the agreed upon plan modifications.

In 2011, the corporation recognized a curtailment loss of  $5 million associated with the fresh bakery businesses as a result of the expected decline in expected years of future service associated with the planned disposition of this business. This amount is being reported as part of the results of discontinued operations. See Note 5 – "Discontinued Operations" for additional information.

In March 2010, the corporation announced changes to its U.S. defined benefit pension plans for salaried employees whereby participants would no longer accrue benefits under these plans. All future retirement benefits will be provided through a defined contribution plan. The benefit plan changes resulted in the elimination of any expected years of future service associated with these plans. As a result, a pretax curtailment gain of  $25 million was recognized, of which  $20 million impacted continuing operations and  $5 million impacted discontinued operations. The curtailment gain resulted from the recognition of  $3 million of previously unamortized net prior service credits associated with these benefit plans as well as a  $22 million reduction in the projected benefit obligation associated with one of the plans.

In 2010, the corporation also recognized a curtailment loss of  $10 million associated with its household and body care businesses as a result of the expected decline in expected years of future service. This amount is being reported as part of the results of discontinued operations. See Note 5 – "Discontinued Operations" for additional information. The corporation also recognized a settlement loss of  $2 million in 2009.

The net periodic benefit cost associated with the North American fresh bakery operations are recognized in discontinued operations as the buyer is expected to assume all of the pension liabilities associated with those businesses.

Although the results of the household and body care businesses are classified as discontinued operations, the corporation has retained a significant portion of the pension and postretirement medical obligations related to these businesses. However, the corporation will no longer incur service cost for the participants in these plans after these businesses are sold and this cost component is being recognized in discontinued operations, while the remainder of the net periodic benefit cost associated with these businesses is recognized in continuing operations.

The net periodic benefit cost of the corporation's U.S. defined benefit pension plans in 2011 was  $44 million lower than in 2010. The decrease was primarily due to an increase in expected return on assets due to an increase in plan assets resulting from improved assets returns as well as a  $200 million contribution into the U.S. plans in the fourth quarter of 2010. The benefit costs were also favorably impacted by a reduction in service cost and amortization due to the freezing of the U.S salaried pension plan, which not only reduced the amount of actuarial loss to be amortized but also increased the period of time over which the amount is to being amortized.

The net periodic benefit cost of the corporation's U. S. defined benefit pension plans in 2010 was  $34 million higher than in 2009. The increase was primarily due to a  $34 million increase in amortization of net actuarial losses due to net actuarial losses in the prior year, which increased the amount subject to amortization; as well as the increase in interest expense due to the year-over-year change in projected benefit obligations.

The net periodic benefit cost of the corporation's international defined benefit pension plans in 2011 was  $19 million lower than in 2010 due to a  $22 million improvement in the expected return on assets partially offset by an increase in the amortization of actuarial losses resulting from actuarial losses in the prior year due to a decline in the discount rate. The 2010 expense was  $6 million higher than the 2009 due to a decline in the expected return on assets.

The amount of prior service cost and net actuarial loss that is expected to be amortized from accumulated other comprehensive income and reported as a component of net periodic benefit cost in continuing operations during 2012 is  $1 million and  $2 million, respectively, for U.S. plans and  $3 million and  $9 million, respectively, for international plans.

The funded status of defined benefit pension plans at the respective year-ends was as follows:

	U.S. Plans		International Plans
In millions	2011	2010	2011	2010
Projected benefit obligation
Beginning of year	$1,372	$1,172	$2,963	$2,689
Service cost	7	17	35	37
Interest cost	73	74	161	166
Plan amendments/other	8	–	(24)	–
Benefits paid	(63)	(63)	(151)	(143)
Participant contributions	–	–	2	3
Actuarial (gain) loss	(27)	207	(169)	500
Divestitures	–	–	(8)	–
Settlement/curtailment	–	(35)	(6)	(10)
Foreign exchange	–	–	310	(279)
End of year	$1,370	$1,372	$3,113	$2,963
Fair value of plan assets
Beginning of year	$1,127	$857	$2,760	$2,652
Actual return on plan assets	179	177	241	397
Employer contributions	6	156	118	117
Participant contributions	–	–	2	3
Benefits paid	(63)	(63)	(151)	(143)
Divestitures	–	–	(5)	–
Settlement	–	–	–	(3)
Foreign exchange	–	–	307	(263)
End of year	1,249	1,127	3,272	2,760
Funded status	$(121)	$(245)	$159	$(203)
Amounts recognized on the consolidated balance sheets
Noncurrent asset	$7	$–	$258	$7
Accrued liabilities	(6)	(5)	(3)	(1)
Pension obligation	(122)	(240)	(96)	(209)
Net asset (liability) recognized	$(121)	$(245)	$159	$(203)
Amounts recognized in accumulated other comprehensive income
Unamortized prior service cost	$7	$4	$20	$45
Unamortized actuarial loss, net	215	353	500	679
Total	$222	$357	$520	$724

The underfunded status of the U.S. plans declined from  $245 million in 2010 to  $121 million in 2011, due to a  $122 million increase in plan assets. The increase in plan assets was the result of the strong investment performance during the year.

The funded status of the international plans improved to an overfunded position of  $159 million from a  $203 million underfunded position in the prior year. The improvement was the result of actuarial gains, a strong investment performance and currency changes as a  $512 million increase in plan assets was only partially offset by a  $150 million increase in the projected benefit obligation.

The accumulated benefit obligation is the present value of pension benefits (whether vested or unvested) attributed to employee service rendered before the measurement date and based on employee service and compensation prior to that date. The accumulated benefit obligation differs from the projected benefit obligation in that it includes no assumption about future compensation levels. The accumulated benefit obligations of the corporation's pension plans as of the measurement dates in 2011 and 2010 were  $1,370 million and  $1,372 million, respectively, for the U.S. plans and  $3,049 million and  $2,875 million, respectively, for the international plans.

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were:

In millions	2011	2010
U.S. Plans
Projected benefit obligation	$1,113	$1,372
Accumulated benefit obligation	1,113	1,372
Fair value of plan assets	987	1,127
International Plans
Projected benefit obligation	$294	$1,466
Accumulated benefit obligation	283	1,439
Fair value of plan assets	206	1,268

Plan Assets, Expected Benefit Payments and Funding The fair value of pension plan assets as of July 2, 2011 for the combined U.S. and International plans was determined as follows:

		Quoted
		Prices in
		Active	Significant
		Market for	Other
		Identical	Observable
	Total Fair	Assets	Inputs
In millions	Value	(Level 1)	(Level 2)
Equity securities
Non-U.S. securities – pooled funds	$875	$875	$–
Fixed income securities
Government bonds	804	804	–
Corporate bonds	1,000	1,000	–
U.S. pooled funds	157	157	–
Non-U.S. pooled funds	1,247	665	582
Total fixed income securities	3,208	2,626	582
Real estate	93	93	–
Cash and equivalents	121	121	–
Derivatives	49	61	(12)
Other	175	175	–
Total fair value of assets	$4,521	$3,951	$570

Level 1 assets were valued using market prices based on daily net asset value (NAV) or prices available through a public stock exchange. Level 2 assets were valued primarily using market prices, derived from either an active market quoted price, which may require adjustments to account for the attributes of the asset, or an inactive market transaction. The corporation did not have any level 3 assets, which would include assets for which values are determined by non-observable inputs. See Note 15 – Financial Instruments for additional information as to the fair value hierarchy.

The percentage allocation of pension plan assets based on fair value as of the respective year-end measurement dates is as follows:

	2011	2010
U.S. Plans
Asset category
Equity securities	3%	4%
Debt securities	89	84
Real estate	2	2
Cash and other	6	10
Total	100%	100%
International Plans
Asset category
Equity securities	25%	22%
Debt securities	66	69
Real estate	2	3
Cash and other	7	6
Total	100%	100%

The overall investment objective is to manage the plan assets so that they are sufficient to meet the plan's future obligations while maintaining adequate liquidity to meet current benefit payments and operating expenses. The actual amount for which these obligations will be settled depends on future events and actuarial assumptions. These assumptions include the life expectancy of the plan participants and salary inflation. The resulting estimated future obligations are discounted using an interest rate curve that represents a return that would be required from high quality corporate bonds. The corporation has adopted a liability driven investment (LDI) strategy and it is in various stages of implementation of the strategy in each of its largest pension plans. This strategy consists of investing in a portfolio of assets whose performance is driven by the performance of the associated pension liability. This means that plan assets managed under an LDI strategy may underperform general market returns, but should provide for lower volatility of funded status as its return matches the pension liability movement. Over time, as pension obligations become better funded, the corporation will further de-risk its investments and increase the allocation to fixed income.

For plans outside the U.S., the investment strategy is also subject to local regulations. These specific circumstances result in a level of equity exposure that is typically higher than the U.S. plans. In aggregate, the asset allocation targets of the international plans are broadly categorized as a mix of 25% equity securities, 70% fixed-income securities and 5% of real estate and other investments.

As noted, the asset allocation varies by plan and, on an aggregate fair value basis, it is currently at 72% fixed income securities and 20% equity securities. On a notional value basis, the plan assets include investments in equity market futures which effectively moves the asset allocation to the established targets of 72% fixed income and 22% equity. Fixed income securities can include, but are not limited to, direct bond investments, pooled or indirect bond investments and cash. Other investments can include, but are not limited to, international and domestic equities, real estate, commodities and private equity. Derivative instruments may also be used in concert with either fixed income or equity investments to achieve desired exposure or to hedge certain risks. Derivative instruments can include, but are not limited to, futures, options, swaps or swaptions. The assets are managed by professional investment firms and performance is evaluated against specific benchmarks. The responsibility for the investment strategies typically lies with a committee and the composition of the committee depends on plan jurisdiction.

Pension assets at the 2011 and 2010 measurement dates do not include any direct investment in the corporation's debt or equity securities. Substantially all pension benefit payments are made from assets of the pension plans. Using foreign currency exchange rates as of July 2, 2011 and expected future service, it is anticipated that the future benefit payments for the combined U.S. and international plans will be as follows:  $234 million in 2012,  $222 million in 2013,  $228 million in 2014,  $234 million in 2015,  $243 million in 2016 and  $1,344 million from 2017 to 2021.

As part of a previously announced capital plan, the corporation made a voluntary contribution of  $200 million into its U.S. defined benefit pension plans in the fourth quarter of 2010. At the present time, the corporation expects to contribute approximately  $200 million of cash to its pension plans in 2012, of which approximately  $194 million is expected to be to its international plans.

During 2006, the corporation entered into an agreement with the plan trustee to fully fund certain U.K. pension obligations by the end of calendar 2015. The anticipated 2012 contributions reflect the amounts agreed upon with the trustees of these U.K. plans. Subsequent to 2015, the corporation has agreed to keep the U.K. plans fully funded in accordance with certain local funding standards. The exact amount of cash contributions made to pension plans in any year is dependent upon a number of factors including minimum funding requirements in the jurisdictions in which the company operates, the tax deductibility of amounts funded and arrangements made with the trustees of certain foreign plans.

Defined Contribution Plans The corporation sponsors defined contribution plans, which cover certain salaried and hourly employees. The corporation's cost is determined by the amount of contributions it makes to these plans. The amounts charged to expense for contributions made to these defined contribution plans related to continuing operations totaled  $34 million in 2011,  $31 million in 2010 and  $29 million in 2009.

Multi-employer Plans The corporation participates in multi-employer plans that provide defined benefits to certain employees covered by collective bargaining agreements. Such plans are usually administered by a board of trustees composed of the management of the participating companies and labor representatives. The net pension cost of these plans is equal to the annual contribution determined in accordance with the provisions of negotiated labor contracts. The contributions for plans related to continuing operations were  $3 million in 2011,  $4 million in 2010 and  $5 million in 2009. Assets contributed to such plans are not segregated or otherwise restricted to provide benefits only to the employees of the corporation. The future cost of these plans is dependent on a number of factors including the funded status of the plans and the ability of the other participating companies to meet ongoing funding obligations.

In addition to regular contributions, the corporation could be obligated to pay additional contributions (known as complete or partial withdrawal liabilities) if a multi-employer pension plan (MEPP) has unfunded vested benefits. The corporation recognized a partial withdrawal liability of  $22 million in 2010 related to one collective bargaining agreement and recognized a partial withdrawal liability of  $31 million in 2009 as a result of the cessation of contributions to a MEPP with respect to one collective bargaining unit. The charges for both years were recognized in the results of discontinued operations in the Consolidated Statements of Income as they both related to the North American fresh bakery business.

Postretirement Health-Care And Life-Insurance Plans	12 Months Ended
Jul. 02, 2011
Postretirement Health-Care And Life-Insurance Plans
Postretirement Health-Care And Life-Insurance Plans

Note 17– Postretirement Health-Care and Life-Insurance Plans

The corporation provides health-care and life-insurance benefits to certain retired employees and their covered dependents and beneficiaries. Generally, employees who have attained age 55 and have rendered 10 or more years of service are eligible for these postretirement benefits. Certain retirees are required to contribute to plans in order to maintain coverage.

During 2009, the corporation entered into a new collective labor agreement in the Netherlands which eliminated post retirement health care benefits for certain employee groups, while also reducing benefits provided to others. The elimination of benefits resulted in the recognition of a curtailment gain of  $17 million, of which  $12 million impacted continuing operations, related to a portion of the unamortized prior service cost credit which was reported in accumulated other comprehensive income. The plan changes also resulted in a  $32 million reduction in the accumulated post retirement benefit obligation with an offset to accumulated other comprehensive income.

During the third quarter of 2009, the corporation approved a change to its U.S. postretirement medical plan. Effective January 1, 2010, the corporation no longer subsidizes retiree medical coverage for U.S. salaried employees and retirees. After this date, retirees have access to medical coverage but have to pay 100% of the premium. This change resulted in the recognition of a plan amendment which reduced the accumulated postretirement benefit obligation by  $50 million with an offset to unamortized prior service cost in accumulated other comprehensive income.

Measurement Date and Assumptions Beginning in 2009, a fiscal year end measurement date is utilized to value plan assets and obligations for the corporation's postretirement health-care and life-insurance plans pursuant to the accounting rules. Previously, the corporation used a March 31 measurement date.

The weighted average actuarial assumptions used in measuring the net periodic benefit cost and plan obligations for the three years ending July 2, 2011 were:

	2011	2010	2009
Net periodic benefit cost
Discount rate	5.1%	6.3%	6.4%
Plan obligations
Discount rate	5.3	5.1	6.3
Health-care cost trend assumed for the next year	8.0	8.0	8.5
Rate to which the cost trend is assumed to decline	5.0	5.0	5.0
Year that rate reaches the ultimate trend rate	2017	2016	2016

The discount rate is determined by utilizing a yield curve based on high-quality fixed-income investments that have a AA bond rating to discount the expected future benefit payments to plan participants. Assumed health-care trend rates are based on historical experience and management's expectations of future cost increases. A one-percentage-point change in assumed health-care cost trend rates would have the following effects:

	One	One
	Percentage	Percentage
	Point	Point
In millions	Increase	Decrease
Effect on total service and interest components	$1	$(1)
Effect on postretirement benefit obligation	9	(7)

Net Periodic Benefit Cost and Funded Status The components of the net periodic benefit cost and curtailment gains associated with continuing operations were as follows:

In millions	2011	2010	2009
Components of defined benefit net periodic cost (income)
Service cost	$2	$1	$3
Interest cost	5	6	8
Net amortization and deferral	(13)	(13)	(11)
Net periodic benefit cost (income)	$(6)	$(6)	$–
Curtailment (gains)	$–	$–	$(12)

The net periodic benefit cost associated with the North American fresh bakery operations is recognized in discontinued operations as the buyer is expected to assume all of the postretirement benefit liabilities associated with those businesses.

The net periodic benefit income in 2011 was unchanged from the prior year. The increase in net periodic benefit income in 2010 as compared to 2009 was driven by lower service costs, lower interest costs as a result of the lower accumulated benefit obligation at the start of the year as compared to the prior year, and an increase in net amortization and deferral income. The increase in amortization of prior service cost credits was due to the impact of a prior year plan amendment on the amount of unamortized prior service credits.

The amount of the prior service credits, net actuarial loss and net initial asset that is expected to be amortized from accumulated other comprehensive income and reported as a component of net periodic benefit cost during 2012 is  $10 million of income, nil and  $2 million of income, respectively.

The funded status of postretirement health-care and life-insurance plans related to continuing operations at the respective year-ends were:

In millions	2011	2010
Accumulated postretirement benefit obligation
Beginning of year	$104	$89
Service cost	2	1
Interest cost	5	6
Net benefits paid	(9)	(12)
Plan participant contributions	2	1
Actuarial (gain) loss	(12)	13
Plan amendments	–	7
Foreign exchange	1	(1)
End of year	93	104
Fair value of plan assets	1	–
Funded status	$(92)	$(104)
Amounts recognized on the consolidated balance sheets
Accrued liabilities	$(7)	$(9)
Other liabilities	(85)	(95)
Total liability recognized	$(92)	$(104)
Amounts recognized in accumulated other comprehensive loss
Unamortized prior service credit	$(137)	$(157)
Unamortized net actuarial loss	26	51
Unamortized net initial asset	(3)	(5)
Total	$(114)	$(111)

A significant portion of the unamortized prior service credits relates to the North American fresh bakery operations. As such, at the time of the completion of the sale of this business, which is expected to be in the first quarter of 2012, these unamortized prior service credits will be recognized as part of the gain/loss on disposition of this business.

Expected Benefit Payments and Funding Substantially all postretirement health-care and life-insurance benefit payments are made by the corporation. Using foreign exchange rates at July 2, 2011 and expected future service, it is anticipated that the future benefit payments that will be funded by the corporation will be as follows:  $8 million in 2012, 2013, 2014, 2015, and 2016 and  $43 million from 2017 to 2021.

The Medicare Part D subsidy received by the corporation was  $2 million in 2010. The subsidy received in 2011 and 2009 was not material.

Income Taxes	12 Months Ended
Jul. 02, 2011
Income Taxes
Income Taxes

Note 18 – Income Taxes

The provisions for income taxes on continuing operations computed by applying the U.S. statutory rate to income from continuing operations before taxes as reconciled to the actual provisions were:

	2011	2010	2009
Income (loss) from continuing operations before income taxes
United States	7.6%	1.4%	(98.9)%
Foreign	92.4	98.6	198.9
	100.0%	100.0%	100.0%
Tax expense (benefit) at U.S. statutory rate	35.0%	35.0%	35.0%
Tax on remittance of foreign earnings	6.0	22.0	14.6
Finalization of tax reviews and audits and changes in estimate on tax contingencies	(4.0)	(25.1)	(7.1)
Foreign taxes different than U.S. statutory rate	(12.8)	(8.4)	(19.1)
Valuation allowances	8.9	(0.6)	2.9
Benefit of foreign tax credits	–	–	(5.4)
Contingent sale proceeds	–	(6.6)	(17.7)
Tax rate changes	–	–	(0.3)
Goodwill impairment	–	–	28.4
Tax provision adjustments	(1.7)	2.6	2.9
Other, net	(0.7)	(1.3)	4.2
Taxes at effective worldwide tax rates	30.7%	17.6%	38.4%

The tax expense related to continuing operations increased  $25 million in 2011 despite a  $219 million decline in pretax income from continuing operations. The increase in tax expense in 2011 was due to the year-over-year impact of a net tax benefit reported in 2010 that included a  $177 million tax benefit for the release of certain contingent tax obligations after statutes in multiple jurisdictions lapsed and certain tax regulatory examinations and reviews were resolved, and a  $47 million tax benefit related to the contingent sales proceeds partially offset by a tax charge of  $121 million related to the corporation's decision to no longer reinvest overseas earnings primarily attributable to existing overseas cash and the book value of the household and body care businesses.

The tax expense related to continuing operations was  $9 million higher in 2010 than in 2009 primarily due to a  $408 million increase in income from continuing operations before income taxes and a tax charge of  $121 million related to the corporation's decision to no longer reinvest overseas earnings primarily attributable to existing overseas cash and the book value of the household and body care businesses. Partially offsetting this was a benefit of  $177 million for the release of certain contingent tax obligations as discussed above.

The corporation recognized income tax expense for continuing operations of  $14 million in 2011,  $145 million in 2010 and  $44 million in 2009 related to certain earnings outside of the U.S. which were not deemed to be indefinitely reinvested. The  $145 million repatriation expense includes the  $121 million charge explained above. Aside from the items mentioned above, the corporation intends to continue to invest a portion of its earnings outside of the U.S. and, therefore, has not recognized U.S. tax expense on these earnings. U.S. federal income tax and withholding tax on these foreign unremitted earnings would be approximately  $200 million to  $225 million.

Current and deferred tax provisions (benefits) were:

In millions		2011		2010		2009
	Current	Deferred	Current	Deferred	Current	Deferred
U.S.	$13	$(23)	$(229)	$204	$42	$(48)
Foreign	92	64	176	(33)	130	(13)
State	5	(2)	4	2	4	–
	$110	$39	$(49)	$173	$176	$(61)

Cash payments for income taxes from continuing operations were  $291 million in 2011,  $305 million in 2010 and  $218 million in 2009.

Sara Lee Corporation and eligible subsidiaries file a consolidated U.S. federal income tax return. The company uses the asset-and-liability method to provide income taxes on all transactions recorded in the consolidated financial statements. This method requires that income taxes reflect the expected future tax consequences of temporary differences between the carrying amounts of assets or liabilities for book and tax purposes. Accordingly, a deferred tax liability or asset for each temporary difference is determined based upon the tax rates that the company expects to be in effect when the underlying items of income and expense are realized. The company's expense for income taxes includes the current and deferred portions of that expense. A valuation allowance is established to reduce deferred tax assets to the amount the company expects to realize.

The deferred tax liabilities (assets) at the respective year-ends were as follows:

In millions	2011	2010
Deferred tax (assets)
Pension liability	$–	$(146)
Employee benefits	(137)	(167)
Unrealized foreign exchange	(180)	(49)
Nondeductible reserves	(94)	(78)
Net operating loss and other tax carryforwards	(392)	(357)
Investment in subsidiary	(257)	–
Other	–	(78)
Gross deferred tax (assets)	(1,060)	(875)
Less valuation allowances	414	215
Net deferred tax (assets)	(646)	(660)
Deferred tax liabilities
Property, plant and equipment	$153	$92
Pension asset	13	–
Intangibles	22	101
Unrepatriated earnings	763	501
Other	38	–
Deferred tax liabilities	989	694
Total net deferred tax (assets) liabilities	$343	$34

Tax-effected net operating loss and other tax carryforwards expire as follows:  $1 million in 2012,  $1 million in 2013,  $1 million in 2014,  $2 million in 2015,  $1 million in 2016,  $3 million in 2017,  $5 million in 2018,  $3 million in 2019,  $2 million in 2020, and  $34 million in 2022 and beyond. There is no expiration date on  $288 million of net operating loss carryforwards. Separately, there are state net operating losses of  $51 million that begin to expire in 2012 through 2030.

Valuation allowances have been established on net operating losses and other deferred tax assets in the United Kingdom, Belgium, Russia, Spain, and other foreign and U.S. state jurisdictions as a result of the corporation's determination that there is less than a 50% likelihood that these assets will be realized.

The corporation records tax reserves for uncertain tax positions taken, or expected to be taken, on a tax return. For those tax benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by the tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon audit settlement.

Due to the inherent complexities arising from the nature of the company's businesses, and from conducting business and being taxed in a substantial number of jurisdictions, significant judgments and estimates are required to be made. Agreement of tax liabilities between Sara Lee Corporation and the many tax jurisdictions in which the company files tax returns may not be finalized for several years. Thus, the company's final tax-related assets and liabilities may ultimately be different from those currently reported.

Our total unrecognized tax benefits that, if recognized, would affect our effective tax rate were  $440 million as of July 2, 2011. This amount differs from the balance of unrecognized tax benefits as of July 2, 2011 primarily due to uncertain tax positions that created deferred tax assets in jurisdictions which have not been realized due to a lack of profitability in the respective jurisdictions. At this time, the corporation estimates that it is reasonably possible that the liability for unrecognized tax benefits will decrease by approximately  $15 million to  $40 million in the next 12 months from a variety of uncertain tax positions as a result of the completion of various worldwide tax audits currently in process and the expiration of the statute of limitations in several jurisdictions.

The company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the years ended July 2, 2011, July 3, 2010 and June 27, 2009, the corporation recognized expense of  $10 million, a benefit of  $43 million and expense of  $15 million, respectively, of interest and penalties in tax expense. The tax benefit in 2010 was the result of the finalization of tax reviews and audits and changes in estimates of tax contingencies. As of July 2, 2011, July 3, 2010 and June 27, 2009, the corporation had accrued interest and penalties of approximately  $86 million,  $61 million and  $111 million, respectively.

The corporation's tax returns are routinely audited by federal, state and foreign tax authorities and these audits are at various stages of completion at any given time. The Internal Revenue Service (IRS) has completed examinations of the company's U.S. income tax returns through July 1, 2006. Fiscal years remaining open to examination in the Netherlands include 2003 and forward. Other foreign jurisdictions remain open to audits ranging from 1999 forward. With few exceptions, the company is no longer subject to state and local income tax examinations by tax authorities for years before July 2, 2005.

In October 2009, the Spanish tax administration upheld the challenge made by its local field examination against tax positions for the years ending June 28, 2003 to July 2, 2005 taken by the corporation's Spanish subsidiaries. In November 2009, the corporation filed an appeal against this claim with the Spanish Tax Court. In April 2010, the Spanish Chief Inspector upheld a portion of the claim raised by the Spanish tax authorities, which the corporation will appeal. The corporation believes it is adequately reserved for the claim upheld by the Spanish Chief Inspector. However, in order to continue its appeal, the corporation was required to obtain a bank guarantee in May 2010 of € 64 million as security against all allegations. The corporation continues to dispute the challenge and will continue to have further proceedings with the Spanish tax authorities regarding this issue.

In June 2011 the Spanish tax administration's local field examination made similar challenges against tax positions for the years ending July 1, 2006 to June 27, 2009 taken by the corporation's Spanish subsidiaries. The company has appealed the challenges of the local field examination to the Spanish tax administration and is awaiting a response. The corporation believes it is adequately reserved for the challenges made by the Spanish tax administration's local field examination.

The following table presents a reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended July 2, 2011, July 3, 2010 and June 27, 2009.

		July 2,	July 3,	June 27,
In millions	Year ended	2011	2010	2009
Unrecognized tax benefits
Beginning of year balance		$367	$547	$591
Increases based on current period tax positions		122	34	28
Increases based on prior period tax positions		9	39	22
Decreases based on prior period tax positions		(9)	(32)	(30)
Decreases related to settlements with tax authorities		(13)	(164)	(10)
Decreases related to a lapse of applicable statute of limitation		(58)	(25)	(7)
Foreign currency translation adjustment		44	(32)	(47)
End of year balance		$462	$367	$547

Business Segment Information	12 Months Ended
Jul. 02, 2011
Business Segment Information
Business Segment Information

Note 19 – Business Segment Information

The following are the corporation's four business segments and the types of products and services from which each reportable segment derives its revenues.

•  North American Retail sells a variety of packaged meat and frozen bakery products to retail customers in North America and includes the corporation's U.S. Senseo retail coffee business.

•  North American Foodservice sells a variety of meats, bakery, and beverage products to foodservice customers in North America such as broad-line foodservice distributors, restaurants, hospitals and other large institutions.

•  International Beverage sells coffee and tea products in major markets around the world, including Europe, Brazil and Australia.

•  International Bakery sells a variety of bakery and dough products to retail and foodservice customers in Europe and Australia.

The corporation's management uses operating segment income, which is defined as operating income before general corporate expenses and amortization of trademarks and customer relationship intangibles, to evaluate segment performance and allocate resources. Management believes it is appropriate to disclose this measure to help investors analyze the business performance and trends of the various business segments. Interest and other debt expense, as well as income tax expense, are centrally managed, and accordingly, such items are not presented by segment since they are not included in the measure of segment profitability reviewed by management. The accounting policies of the segments are the same as those described in Note 2 to the Consolidated Financial Statements, "Summary of Significant Accounting Policies."

In millions	2011	2010	2009
Sales
North American Retail	$2,868	$2,818	$2,767
North American Foodservice	1,566	1,547	1,776
International Beverage	3,548	3,221	3,062
International Bakery	726	785	795
	8,708	8,371	8,400
Intersegment	(27)	(32)	(34)
Total	$8,681	$8,339	$8,366
Operating Segment Income (Loss)
North American Retail	$307	$343	$247
North American Foodservice	79	60	(20)
International Beverage	452	592	493
International Bakery	(12)	(14)	(194)
Total operating segment income	826	981	526
General corporate expenses	(188)	(259)	(225)
Mark-to-market derivative gain/(loss)	11	(13)	(12)
Amortization of intangibles	(22)	(21)	(21)
Contingent sale proceeds	–	133	150
Total operating income	627	821	418
Net interest expense	(85)	(115)	(120)
Debt extinguishment costs	(55)	–	–
Income from continuing operations before income taxes	$487	$706	$298

Net sales for a business segment may include sales between segments. Such sales are at transfer prices that are equivalent to market value. Revenues from Wal-Mart Stores Inc. represent approximately  $1.0 billion  $1.0 billion and  $900 million of the corporation's consolidated revenues for continuing operations in 2011, 2010 and 2009, respectively. Each of the corporation's business segments sells to this customer, except International Bakery.

The amounts reported for operating segment income and operating income may include, but are not limited to, amounts recognized in the Consolidated Statements of Income for exit activities, asset and business dispositions, impairment charges, transformation/ Accelerate charges, and pension curtailment gains/losses. See the Operating Results by Business Segment section of the Financial Review for additional information regarding these amounts.

In millions	2011	2010	2009
Assets
North American Retail	$1,432	$1,293	$1,266
North American Foodservice	645	687	754
International Beverage	2,334	1,871	1,932
International Bakery	682	607	719
	5,093	4,458	4,671
Net assets held for sale	1,676	2,614	2,827
Other[1]	2,764	1,764	1,921
Total assets	$9,533	$8,836	$9,419
Depreciation
North American Retail	$99	$97	$95
North American Foodservice	40	50	41
International Beverage	95	88	91
International Bakery	22	24	25
	256	259	252
Discontinued operations	35	88	109
Other	11	21	22
Total depreciation	$302	$368	$383
Additions to Long-Lived Assets
North American Retail	$232	$163	$110
North American Foodservice	28	32	47
International Beverage	157	85	100
International Bakery	17	20	20
	434	300	277
Other	15	6	26
Total additions to long-lived assets	$449	$306	$303

[1]	Principally cash and cash equivalents, certain corporate fixed assets, deferred tax assets and certain other noncurrent assets.

Geographic Area Information	12 Months Ended
Jul. 02, 2011
Geographic Area Information
Geographic Area Information

Note 20 – Geographic Area Information

In millions	United States Netherlands		Spain	France	Other	Total
2011
Sales	$4,383	$ 977	$555	$562	$2,204	$8,681
Long-lived assets	1,460	302	188	346	485	2,781
2010
Sales	$4,315	$1,001	$607	$509	$1,907	$8,339
Long-lived assets	1,447	274	180	294	363	2,558
2009
Sales	$4,501	$987	$649	$526	$1,703	$8,366
Long-lived assets	1,482	345	244	316	386	2,773

Quarterly Financial Data (Unaudited)	12 Months Ended
Jul. 02, 2011
Quarterly Financial Data (Unaudited)
Quarterly Financial Data (Unaudited)

Note 21 – Quarterly Financial Data (Unaudited)

The corporation's quarterly results for 2011 and 2010 are as follows:

In millions	Quarter	First	Second	Third	Fourth
2011
Continuing operations
Net sales		$1,988	$2,254	$2,142	$2,297
Gross profit		646	763	710	694
Income (loss)		64	96	130	48
Income (loss) per common share
Basic		0.10	0.15	0.21	0.08
Diluted		0.10	0.15	0.21	0.08
Net income (loss)		194	833	156	113
Net income (loss) per common share
Basic		0.29	1.30	0.25	0.19
Diluted		0.29	1.30	0.25	0.19
Cash dividends declared		–	0.115	0.115	0.23
Market price
High		15.40	17.72	20.26	19.80
Low		13.22	14.00	16.45	17.87
Close		13.43	17.51	17.90	19.32

In millions	Quarter	First	Second	Third	Fourth
2010
Continuing operations
Net sales		$1,969	$2,262	$1,995	$2,113
Gross profit		687	835	752	709
Income (loss)		176	285	13	108
Income (loss) per common share
Basic		0.25	0.41	0.02	0.16
Diluted		0.25	0.41	0.02	0.16
Net income (loss)		287	376	(328)	192
Net income (loss) per common share
Basic		0.41	0.53	(0.49)	0.28
Diluted		0.41	0.53	(0.49)	0.28
Cash dividends declared		–	0.11	0.11	0.22
Market price
High		11.36	12.61	14.17	15.08
Low		9.17	10.64	11.67	12.83
Close		11.21	12.45	13.74	13.99

The quarterly financial data shown above includes the impact of significant items. Significant items may include, but are not limited to: charges for exit activities; transformation program and Project Accelerate costs; spin-off costs; impairment charges; pension partial withdrawal liability charges; benefit plan curtailment gains and losses; tax charges on deemed repatriated earnings; tax costs and benefits resulting from the disposition of a business; impact of tax law changes; changes in tax valuation allowances and favorable or unfavorable resolution of open tax matters based on the finalization of tax authority examinations or the expiration of statutes of limitations. Further details of these items are included in the Financial Review section of the Annual Report.

Schedule II Valuation and Qualifying Accounts	12 Months Ended
Jul. 02, 2011
Schedule II Valuation and Qualifying Accounts
Schedule II Valuation and Qualifying Accounts

Schedule II

Sara Lee Corporation and Subsidiaries

VALUATION AND QUALIFYING ACCOUNTS

For the Years Ended June 27, 2009, July 3, 2010, and July 2, 2011

	Balance at Beginning of Year	Provision Charged to Costs and Expenses	Write-offs1 /Allowances Taken	Other Additions (Deductions)	Balance at End of Year
For the Year Ended June 27, 2009
Allowances for bad debts	$32	$4	$(2)	$(2)	$32
Other receivable allowances	41	6	(9)	(6)	32
Deferred tax asset valuation allowances	278	9	—	(84)	203

Total	$351	$19	$(11)	$(92)	$267

For the Year Ended July 3, 2010
Allowances for bad debts	$32	$5	$(2)	$(4)	$31
Other receivable allowances	32	16	(8)	(9)	31
Deferred tax asset valuation allowances	203	(5)	—	17	215

Total	$267	$16	$(10)	$4	$277

For the Year Ended July 2, 2011
Allowances for bad debts	$31	3	(4)	(4)	26
Other receivable allowances	31	13	(11)	(18)	15
Deferred tax asset valuation allowances	215	44	—	155	414

Total	$277	60	(15)	133	455

[1]	Net of collections on accounts previously written off.

Summary Of Significant Accounting Policies (Policy)	12 Months Ended
Jul. 02, 2011
Summary Of Significant Accounting Policies
Foreign Currency Translation

Foreign Currency Translation Foreign currency denominated assets and liabilities are translated into U.S. dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of other comprehensive income within common stockholders' equity. The corporation translates the

Reacquired Shares

Reacquired Shares The corporation is incorporated in the state of Maryland and under those laws reacquired shares are retired. As shares are reacquired, the cost in excess of par value first reduces capital surplus, to the extent available, with any residual cost applied against retained earnings.

Sales Recognition And Incentives

Sales Recognition and Incentives The corporation recognizes sales when they are realized or realizable and earned. The corporation considers revenue realized or realizable and earned when persuasive evidence of an arrangement exists, delivery of products has occurred, the sales price charged is fixed or determinable, and collectibility is reasonably assured. For the corporation, this generally means that we recognize sales when title to and risk of loss of our products pass to our resellers or other customers. In particular, title usually transfers upon receipt of our product at our customers' locations, or upon shipment, as determined by the specific sales terms of the transactions.

Sales are recognized as the net amount to be received after deducting estimated amounts for sales incentives, trade allowances and product returns. The corporation estimates trade allowances and product returns based on historical results taking into consideration the customer, transaction and specifics of each arrangement. The corporation provides a variety of sales incentives to resellers and consumers of its products, and the policies regarding the recognition and display of these incentives within the Consolidated Statements of Income are as follows:

Discounts, Coupons and Rebates The cost of these incentives is recognized at the later of the date at which the related sale is recognized or the date at which the incentive is offered. The cost of these incentives is estimated using a number of factors, including historical utilization and redemption rates. Substantially all cash incentives of this type are included in the determination of net sales. Incentives offered in the form of free product are included in the determination of cost of sales.

Slotting Fees Certain retailers require the payment of slotting fees in order to obtain space for the corporation's products on the retailer's store shelves. The cost of these fees is recognized at the earlier of the date cash is paid or a liability to the retailer is created. These amounts are included in the determination of net sales.

Volume-Based Incentives These incentives typically involve rebates or refunds of a specified amount of cash only if the reseller reaches a specified level of sales. Under incentive programs of this nature, the corporation estimates the incentive and allocates a portion of the incentive to reduce each underlying sales transaction with the customer.

Cooperative Advertising Under these arrangements, the corporation agrees to reimburse the reseller for a portion of the costs incurred by the reseller to advertise and promote certain of the corporation's products. The corporation recognizes the cost of cooperative advertising programs in the period in which the advertising and promotional activity first takes place. The costs of these incentives are generally included in the determination of net sales.

Fixtures and Racks Store fixtures and racks are given to retailers to display certain of the corporation's products. The costs of these fixtures and racks are recognized as expense in the period in which they are delivered to the retailer.

Advertising Expense

Advertising Expense Advertising costs, which include the development and production of advertising materials and the communication of this material through various forms of media, are expensed in the period the advertising first takes place. Advertising expense is recognized in the "Selling, general and administrative expenses" line in the Consolidated Statements of Income. Total media advertising expense for continuing operations was  $199 million in 2011,  $202 million in 2010 and  $152 million in 2009.

Contingent Sale Proceeds

Contingent Sale Proceeds The corporation sold its European cut tobacco business in 1999. Under the terms of that agreement, the corporation was to receive an annual cash payment of € 95 million if tobacco continued to be a legal product in the Netherlands, Germany and Belgium through July 15, 2009. The contingencies associated with the final payment in 2010 and prior payments passed in the first quarter of each fiscal year and the corporation received the annual payments and recorded income in the contingent sales proceeds line in the Consolidated Statements of Income. The payments received increased diluted earnings per share by  $0.19 in 2010 and  $0.21 in 2009.

Cash And Equivalents	Cash and Equivalents All highly liquid investments purchased with a maturity of three months or less at the time of purchase are considered to be cash equivalents.
Accounts Receivable Valuation

Accounts Receivable Valuation Accounts receivable are stated at their net realizable value. The allowance for doubtful accounts reflects the corporation's best estimate of probable losses inherent in the receivables portfolio determined on the basis of historical experience, specific allowances for known troubled accounts and other currently available information.

Shipping And Handling Costs

Shipping and Handling Costs Shipping and handling costs are  $461 million in 2011,  $460 million in 2010 and  $510 million in 2009. These costs are recognized in the "Selling, general and administrative expenses" line of the Consolidated Statements of Income.

Prior to 2011, the corporation's shipping and handling costs were being recognized in the Selling, general and administrative expenses (SG&A) line of the Consolidated Income Statement with the exception of the North American Foodservice and International Beverage business segments, where a portion of these costs were being recognized in Cost of sales. Beginning in 2011, the corporation is now reporting all shipping and handling costs incurred after a product is considered complete and ready for sale in SG&A. The impact of this change is considered to be immaterial to the consolidated annual financial statements.

Inventory Valuation

Inventory Valuation Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method. Rebates, discounts and other cash consideration received from a vendor related to inventory purchases is reflected as a reduction in the cost of the related inventory item, and is therefore, reflected in cost of sales when the related inventory item is sold.

Recognition And Reporting Of Planned Business Dispositions

Recognition and Reporting of Planned Business Dispositions When a decision to dispose of a business component is made, it is necessary to determine how the results will be presented within the financial statements and whether the net assets of that business are recoverable. The following summarizes the significant accounting policies and judgments associated with a decision to dispose of a business.

Discontinued Operations A discontinued operation is a business component that meets several criteria. First, it must be possible to clearly distinguish the operations and cash flows of the component from other portions of the business. Second, the operations need to have been sold or classified as held for sale. Finally, after the disposal, the cash flows of the component must be eliminated from continuing operations and the corporation may not have any significant continuing involvement in the business. Significant judgments are involved in determining whether a business component meets the criteria for discontinued operation reporting and the period in which these criteria are met.

If a business component is reported as a discontinued operation, the results of operations through the date of sale are presented on a separate line of the income statement. Interest on corporate level debt is not allocated to discontinued operations. Any gain or loss recognized upon the disposition of a discontinued operation is also reported on a separate line of the income statement. Prior to disposition, the assets and liabilities of discontinued operations are aggregated and reported on separate lines of the balance sheet.

Gains and losses related to the sale of business components that do not meet the discontinued operation criteria are reported in continuing operations and separately disclosed, if significant.

Businesses Held for Sale In order for a business to be classified as held for sale, several criteria must be achieved. These criteria include, among others, an active program to market the business and locate a buyer, as well as the probable disposition of the business within one year. Upon being classified as held for sale, the recoverability of the carrying value of a business must be assessed. Evaluating the recoverability of the assets of a business classified as held for sale follows a defined order in which property and intangible assets subject to amortization are considered only after the recoverability of goodwill, intangible assets not subject to amortization and other assets are assessed. After the valuation process is completed, the held for sale business is reported at the lower of its carrying value or fair value less cost to sell and no additional depreciation expense is recognized related to property. The carrying value of a held for sale business includes the portion of the cumulative translation adjustment related to the operation.

Businesses Held for Use If a decision to dispose of a business is made and the held for sale criteria are not met, the business is considered held for use and its assets are evaluated for recoverability in the following order: assets other than goodwill; property and intangibles subject to amortization; and finally, goodwill. In evaluating the recoverability of property and intangible assets subject to amortization, in a held for use business, the carrying value of the business is first compared to the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the operation. If the carrying value exceeds the undiscounted expected cash flows, then an impairment is recognized if the carrying value of the business exceeds its fair value.

There are inherent judgments and estimates used in determining future cash flows and it is possible that additional impairment charges may occur in future periods. In addition, the sale of a business can result in the recognition of a gain or loss that differs from that anticipated prior to the closing date.

Property

Property Property is stated at historical cost and depreciation is computed using the straight-line method over the lives of the assets. Machinery and equipment are depreciated over periods ranging from 3 to 25 years and buildings and building improvements over periods of up to 40 years. Additions and improvements that substantially extend the useful life of a particular asset and interest costs incurred during the construction period of major properties are capitalized. Leasehold improvements are capitalized and amortized over the shorter of the remaining lease term or remaining economic useful life. Repairs and maintenance costs are charged to expense. Upon sale or disposition of a property element, the cost and related accumulated depreciation are removed from the accounts. Capitalized interest was  $11 million in 2011,  $10 million in 2010 and  $10 million in 2009.

Property is tested for recoverability whenever events or changes in circumstances indicate that its carrying value may not be recoverable. Such events include significant adverse changes in the business climate, current period operating or cash flow losses, forecasted continuing losses or a current expectation that an asset group will be disposed of before the end of its useful life. Recoverability of property is evaluated by a comparison of the carrying amount of an asset or asset group to future net undiscounted cash flows expected to be generated by the asset or asset group. If the carrying amount exceeds the estimated future undiscounted cash flows then an asset is not recoverable. The impairment loss recognized is the amount by which the carrying amount of the asset exceeds the estimated fair value using discounted estimated future cash flows.

Assets that are to be disposed of by sale are recognized in the financial statements at the lower of carrying amount or fair value, less cost to sell, and are not depreciated after being classified as held for sale. In order for an asset to be classified as held for sale, the asset must be actively marketed, be available for immediate sale and meet certain other specified criteria.

Trademarks And Other Identifiable Intangible Assets

Trademarks and Other Identifiable Intangible Assets The primary identifiable intangible assets of the corporation are trademarks and customer relationships acquired in business combinations and computer software. The corporation capitalizes direct costs of materials and services used in the development and purchase of internal-use software. Identifiable intangibles with finite lives are amortized and those with indefinite lives are not amortized. The estimated useful life of a finite-lived identifiable intangible asset is based upon a number of factors, including the effects of demand, competition, expected changes in distribution channels and the level of maintenance expenditures required to obtain future cash flows.

Identifiable intangible assets that are subject to amortization are evaluated for impairment using a process similar to that used in evaluating the recoverability of property, plant and equipment. Identifiable intangible assets not subject to amortization are assessed for impairment at least annually and as triggering events may occur. The impairment test for identifiable intangible assets not subject to amortization consists of a comparison of the fair value of the intangible asset with its carrying amount. An impairment loss is recognized for the amount by which the carrying value exceeds the fair value of the asset. In making this assessment, management relies on a number of factors to discount estimated future cash flows including operating results, business plans and present value techniques. Rates used to discount cash flows are dependent upon interest rates and the cost of capital at a point in time. There are inherent assumptions and judgments required in the analysis of intangible asset impairment. It is possible that assumptions underlying the impairment analysis will change in such a manner that impairment in value may occur in the future.

Goodwill

Goodwill Goodwill is the difference between the purchase price and the fair value of the assets acquired and liabilities assumed in a business combination. When a business combination is completed, the assets acquired and liabilities assumed are assigned to the reporting unit or units of the corporation given responsibility for managing, controlling and generating returns on these assets and liabilities. Reporting units are business components at or one level below the operating segment level for which discrete financial information is available and reviewed by segment management. In many instances, all of the acquired assets and liabilities are assigned to a single reporting unit and in these cases all of the goodwill is assigned to the same reporting unit. In those situations in which the acquired assets and liabilities are allocated to more than one reporting unit, the goodwill to be assigned to each reporting unit is determined in a manner similar to how the amount of goodwill recognized in the business combination is determined.

Goodwill is not amortized; however, it is assessed for impairment at least annually and as triggering events may occur. The corporation previously performed its annual review for impairment in the second quarter of each fiscal year but moved its testing to the fourth quarter beginning in fiscal year 2010 in order to better align the impairment review with the corporation's long-range planning process. Recoverability of goodwill is evaluated using a two-step process. The first step involves a comparison of the fair value of a reporting unit with its carrying value. If the carrying value of the reporting unit exceeds its fair value, the second step of the process is necessary and involves a comparison of the implied fair value and the carrying value of the goodwill of that reporting unit. If the carrying value of the goodwill of a reporting unit exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to the excess.

In evaluating the recoverability of goodwill, it is necessary to estimate the fair values of the reporting units. In making this assessment, management relies on a number of factors to discount anticipated future cash flows, including operating results, business plans and present value techniques. The fair value of reporting units is estimated based on a weighting of two models – a discounted cash flow model and a market multiple model. The discounted cash flow model uses management's business plans and projections as the basis for expected future cash flows for the first three years and a 2% to 4% residual growth rate thereafter depending on the growth prospects for the reporting unit. The market multiple approach employs market multiples of revenues and earnings for companies comparable to the corporation's reporting units. Management believes the assumptions used for the impairment test are consistent with those utilized by a market participant performing similar valuations for our reporting units. A separate discount rate derived from published sources was utilized for each reporting unit and, on a weighted average basis, the discount rate used was 9.8%.

Rates used to discount cash flows are dependent upon interest rates, market-based risk premium and the cost of capital at a point in time. Because some of the inherent assumptions and estimates used in determining the fair value of these reporting units are outside the control of management, including interest rates, market-based risk premium, the cost of capital, and tax rates, changes in these underlying assumptions and our credit rating can also adversely impact the business units' fair values. The amount of any impairment is dependent on these factors, which cannot be predicted with certainty.

Exit And Disposal Activities

Exit and Disposal Activities Exit and disposal activities primarily consist of various actions to sever employees, exit certain contractual obligations and dispose of certain assets. Charges are recognized for these actions at their fair value in the period in which the liability is incurred. Adjustments to previously recorded charges resulting from a change in estimated liability are recognized in the period in which the change is identified. Our methodology used to record these charges is described below.

Severance Severance actions initiated by the corporation are generally covered under previously communicated benefit arrangements under GAAP, which provides for termination benefits in the event that an employee is involuntarily terminated. Liabilities are recorded under these arrangements when it is probable that employees will be entitled to benefits and the amount can be reasonably estimated. This generally occurs when management with the appropriate level of authority approves an action to terminate employees who have been identified and targeted for termination within one year.

Noncancelable Lease and Contractual Obligations Liabilities are incurred for noncancelable lease and other contractual obligations when the corporation terminates the contract in accordance with contract terms or when the corporation ceases using the right conveyed by the contract or exits the leased space. The charge for these items is determined based on the fair value of remaining lease rentals reduced by the fair value of estimated sublease rentals that could reasonably be obtained for the property, estimated using an expected present value technique.

Other For other costs associated with exit and disposal activities, a charge is recognized at its fair value in the period in which the liability is incurred, estimated using an expected present value technique, generally when the services are rendered.

Stock-Based Compensation	Stock-Based Compensation The corporation recognizes the cost of employee services received in exchange for awards of equity instruments based upon the grant date fair value of those awards.
Defined Benefit, Postretirement And Life-Insurance Plans

Defined Benefit, Postretirement and Life-Insurance Plans The corporation recognizes the funded status of defined pension and postretirement plans in the Consolidated Balance Sheet. The funded status is measured as the difference between the fair market value of the plan assets and the benefit obligation. The corporation measures its plan assets and liabilities as of its fiscal year end. For a defined benefit pension plan, the benefit obligation is the projected benefit obligation; for any other defined benefit postretirement plan, such as a retiree health care plan, the benefit obligation is the accumulated postretirement benefit obligation. Any overfunded status should be recognized as an asset and any underfunded status should be recognized as a liability. Any transitional asset/(liability), prior service cost (credit) or actuarial (gain)/loss that has not yet been recognized as a component of net periodic cost is recognized in the accumulated other comprehensive income section of the Consolidated Statements of Equity, net of tax. Accumulated other comprehensive income will be adjusted as these amounts are subsequently recognized as a component of net periodic benefit costs in future periods.

Income Taxes

Income Taxes As a global commercial enterprise, the corporation's tax rate from period to period is affected by many factors. The most significant of these factors includes changes in tax legislation, the global mix of earnings, the tax characteristics of the corporation's income, the timing and recognition of goodwill impairments, acquisitions and dispositions and the portion of the income of foreign subsidiaries that is expected to be repatriated to the U.S. and be taxable. In addition, the corporation's tax returns are routinely audited and finalization of issues raised in these audits sometimes affects the tax provision. It is reasonably possible that tax legislation in the jurisdictions in which the corporation does business may change in future periods. While such changes cannot be predicted, if they occur, the impact on the corporation's tax assets and obligations will need to be measured and recognized in the financial statements.

Deferred taxes are recognized for the future tax effects of temporary differences between financial and income tax reporting using tax rates for the years in which the differences are expected to reverse. Federal income taxes are provided on that portion of the income of foreign subsidiaries that are expected to be remitted to the U.S. and be taxable.

The management of the corporation periodically estimates the probable tax obligations of the corporation using historical experience in tax jurisdictions and informed judgments in accordance with GAAP. For a tax benefit to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by the taxing authority. The corporation adjusts these reserves in light of changing facts and circumstances; however, due to the complexity of some of these situations, the ultimate payment may be materially different from the estimated recorded amounts. Any adjustment to a tax reserve impacts the corporation's tax expense in the period in which the adjustment is made.

Financial Instruments

Financial Instruments The corporation uses financial instruments, including forward exchange, options, futures and swap contracts, to manage its exposures to movements in interest rates, foreign exchange rates and commodity prices. The use of these financial instruments modifies the exposure of these risks with the intent to reduce the risk or cost to the corporation. The corporation does not use derivatives for trading purposes and is not a party to leveraged derivatives.

The corporation uses either hedge accounting or mark-to-market accounting for its derivative instruments. Under hedge accounting, the corporation formally documents its hedge relationships, including identification of the hedging instruments and the hedged items, as well as its risk management objectives and strategies for undertaking the hedge transaction. This process includes linking derivatives that are designated as hedges of specific assets, liabilities, firm commitments or forecasted transactions. The corporation also formally assesses, both at inception and at least quarterly thereafter, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in either the fair value or cash flows of the hedged item. If it is determined that a derivative ceases to be a highly effective hedge, or if the anticipated transaction is no longer likely to occur, the corporation discontinues hedge accounting and any deferred gains or losses are recorded in the "Selling, general and administrative expenses" line in the Consolidated Statements of Income. Derivatives are recorded in the Consolidated Balance Sheets at fair value in other assets and other liabilities. For more information about accounting for derivatives see Note 15, "Financial Instruments."

Self-Insurance Reserves

Self-Insurance Reserves The corporation purchases third-party insurance for workers' compensation, automobile and product and general liability claims that exceed a certain level. The corporation is responsible for the payment of claims under these insured limits. The undiscounted obligation associated with these claims is accrued based on estimates obtained from consulting actuaries. Historical loss development factors are utilized to project the future development of incurred losses, and these amounts are adjusted based upon actual claim experience and settlements. Accrued reserves, excluding any amounts covered by insurance, were  $86 million as of July 2, 2011 and  $76 million as of July 3, 2010.

Business Acquisitions

Business Acquisitions With respect to business acquisitions, the corporation is required to recognize and measure the identifiable assets acquired, liabilities assumed, contractual contingencies, contingent consideration and any noncontrolling interest in an acquired business at fair value on the acquisition date. In addition, the accounting guidance also requires expensing acquisition costs when incurred, restructuring costs in periods subsequent to the acquisition date, and any adjustments to deferred tax asset valuation allowances and acquired uncertain tax positions after the measurement period to be reflected in income tax expense.

Variable Interest Entities

Variable Interest Entities The corporation consolidates variable interest entities ("VIEs") of which it is the primary beneficiary. Legal entities with which the corporation becomes involved are assessed to determine whether such entities are VIEs and, if so, whether or not the corporation is the primary beneficiary. In general, the corporation determines whether it is the primary beneficiary of a VIE through a qualitative analysis of risk, which identifies which variable interest holder absorbs the majority of the financial risk or rewards and variability of the VIE. In performing this analysis, we consider all relevant facts and circumstances, including: the design and activities of the VIE, terms of VIE contracts, identification of other variable interest holders, our explicit arrangements and our implicit variable interests.

Intangible Assets And Goodwill (Tables)	12 Months Ended
Jul. 02, 2011
Intangible Assets And Goodwill
Schedule Of Intangible Assets

In millions	Gross	Accumulated Amortization	Net Book Value
2011
Intangible assets subject to amortization
Trademarks	$231	$104	$127
Customer relationships	142	106	36
Computer software	411	313	98
Other contractual agreements	10	5	5
	$794	$528	$266
Trademarks and brand names not subject to amortization			56
Net book value of intangible assets			$322
2010
Intangible assets subject to amortization
Trademarks	$160	$ 81	$ 79
Customer relationships	100	87	13
Computer software	352	258	94
Other contractual agreements	5	4	1
	$617	$430	187
Trademarks and brand names not subject to amortization			54
Net book value of intangible assets			$241

Goodwill By Reportable Segment

In millions	North Ame- rican Retail	North American Food- service	Inter- national Beverage	Inter- national Bakery	Total
Net book value at June 27, 2009
Gross goodwill	$103	$ 729	$322	$ 705	$ 1,859
Accumulated impairment losses	–	(489)	(92)	(524)	(1,105)
Net goodwill	103	240	230	181	754
Foreign exchange/other	–	–	(16)	(19)	(35)
Net book value at July 3, 2010
Gross goodwill	103	729	306	686	1,824
Accumulated impairment losses	–	(489)	(92)	(524)	(1,105)
Net goodwill	103	240	214	162	719
Foreign exchange/other	–	–	38	26	64
Acquisitions	36	–	23	–	59
Held for sale	–	(31)	–	–	(31)
Net book value at July 2, 2011
Gross goodwill	139	698	367	712	1,916
Accumulated impairment losses	–	(489)	(92)	(524)	(1,105)
Net goodwill	$139	$ 209	$275	$ 188	$ 811

Impairment Charges (Tables)	12 Months Ended
Jul. 02, 2011
Impairment Charges
Schedule Of Impairment Charges

In millions	Pretax Impairment Charge	Tax Benefit	After Tax Charge
2011
North American Foodservice	$ 15	$ 5	$ 10
International Beverage	6	2	4
Total impairments – 2011	$ 21	$ 7	$ 14
2010
North American Foodservice	$ 15	$ 5	$ 10
International Bakery	13	4	9
Total impairments – 2010	$ 28	$ 9	$ 19
2009
North American Foodservice	$107	$ –	$107
International Bakery	207	25	182
Total impairments – 2009	$314	$25	$289

Discontinued Operations (Tables)	12 Months Ended
Jul. 02, 2011
Discontinued Operations
Operating Results Of Discontinued Operations

In millions	Net Sales	Pretax Income (Loss)	Income (Loss)
2011
International Household and Body Care	$1,078	$ 72	$ 36
North American Fresh Bakery	2,037	58	159
North American Refrigerated Dough	307	42	27
Total	$3,422	$172	$ 222
2010
International Household and Body Care	$2,126	$254	$(199)
North American Fresh Bakery	2,128	32	23
North American Refrigerated Dough	326	56	37
Total	$4,580	$342	$(139)
2009
International Household and Body Care	$2,000	$245	$ 155
North American Fresh Bakery	2,200	13	10
North American Refrigerated Dough	316	47	31
Total	$4,516	$305	$ 196

Gain (Loss) On Sale Of Discontinued Operations

In millions	Pretax Gain (Loss) on Sale	Tax (Charge)/ Benefit	After Tax Gain (Loss)
2011
Global Body Care and European Detergents	$ 867	$(376)	$491
Air Care Products	273	(179)	94
Australia/New Zealand Bleach	48	(17)	31
Shoe Care Products	115	4	119
Other Household and Body Care Businesses	1	–	1
Total	$1,304	$(568)	$736
2010
Godrej Sara Lee joint venture	$ 150	$ (72)	$ 78
Other	8	(2)	6
Total	$ 158	$ (74)	$ 84

Cash Flow Impacts Of Discontinued Operations

In millions	2011	2010	2009

Discontinued operations impact on
Cash from operating activities	$221	$498	$579
Cash from (used in) investing activities	2,446	119	(105)
Cash used in financing activities	(2,667)	(625)	(468)
Net cash impact of discontinued operations	$–	$(8)	$6
Cash balance of discontinued operations
At start of period	–	$8	$2
At end of period	–	–	8
Increase (decrease) in cash of discontinued operations	$–	$(8)	$6

Summary Of Net Assets Held For Sale

In millions	July 2, 2011	July 3, 2010
Trade accounts receivable	$173	$200
Inventories	84	240
Other current assets	28	51
Total current assets held for sale	285	491
Property	558	616
Trademarks and other intangibles	263	452
Goodwill	612	1,038
Deferred assets	(91)	–
Other noncurrent assets	49	17
Assets held for sale	$1,676	$2,614
Accounts payable	$134	$137
Accrued expenses and other current liabilities	157	303
Current maturities of long-term debt	16	20
Total current liabilities held for sale	307	460
Long-term debt	79	92
Other liabilities	194	320
Liabilities held for sale	$580	$872
Noncontrolling interest	$29	$28

Balance Sheet Amounts From Consolidation Of VIEs

In millions	2011	2010
Inventories – Finished goods	$2	$2
Property – Machinery and equipment	18	22
Total assets	$20	$24
Current portion of long-term debt	$13	$12
Long-term debt excluding current portion	49	58
Total liabilities	$62	$70
Noncontrolling interests	$28	$23

Exit, Disposal And Restructuring Activities (Tables)	12 Months Ended
Jul. 02, 2011
Summary Of Exit, Disposal And Restructuring Actions

In millions	2011	2010	2009
Exit and business dispositions	$105	$84	$98
Selling, general and administrative expenses	58	23	20
Reduction in income from continuing operations before income taxes	163	107	118
Income tax benefit	(46)	(35)	(31)
Reduction in income from continuing operations	$117	$72	$87
Impact on diluted EPS from continuing operations	$0.19	$0.11	$0.13

Impact Of Restructuring Actions On Corporate Business Segments And Unallocated Corporate Expenses

In millions	2011	2010	2009
North American Retail	$11	$4	$–
North American Foodservice	6	10	(1)
International Beverage	34	12	53
International Bakery	28	47	38
Decrease in business segment income	79	73	90
Increase in general corporate expenses	84	34	28
Total	$163	$107	$118

Restructuring 2011 Actions [Member]
Net Charges For Exit Disposal And Transformation Actions And Related Reserve Status

In millions	Employee Termination and Other Benefits	IT and Other Costs	Non- cancellable Leases/ Contractual Obligations	Total
Exit, disposal and other costs recognized during 2011	$104	$58	$9	$171
Charges recognized in discontinued operations	59	38	–	97
Cash payments	(40)	(72)	–	(112)
Non-cash charges	2	–	–	2
Foreign exchange impacts	4	–	–	4
Accrued costs as of July 2, 2011	$129	$24	$9	$162

Restructuring 2010 Actions [Member]
Net Charges For Exit Disposal And Transformation Actions And Related Reserve Status

In millions	Employee Termination and Other Benefits	IT and Other Costs	Non- cancellable Leases	Asset and Business Disposition Actions	Total
Exit, disposal and other costs recognized during 2010	$ 59	$ 24	$ 15	$ 20	$118
Charges recognized in discontinued operations	9	6	9	–	24
Cash payments	(22)	(21)	(11)	–	(54)
Non-cash charges	(1)	–	–	–	(1)
Foreign exchange impacts	(5)	–	–	–	(5)
Asset and business disposition losses	–	–	–	(20)	(20)
Accrued costs as of July 3, 2010	40	9	13	–	62
Cash payments	(24)	(9)	(5)	–	(38)
Change in estimate	(4)	–	–	–	(4)
Change in estimate recognized in discontinued operations	(1)	–	–	–	(1)
Non-cash charges	(5)	–	2	–	(3)
Foreign exchange impacts	3	–	–	–	3
Asset and business disposition losses	–	–	–	–	–
Accrued costs as of July 2, 2011	$ 9	$ –	$ 10	$ –	$ 19

Restructuring 2009 Actions [Member]
Net Charges For Exit Disposal And Transformation Actions And Related Reserve Status

In millions	Employee Termination and Other Benefits	IT and Other Costs	Total
Exit, disposal and other costs recognized during 2009	$101	$19	$120
Charges recognized in discontinued operations	13	3	16
Non-cash charges	–	(2)	(2)
Cash payments	(23)	(14)	(37)
Accrued costs as of June 27, 2009	91	6	97
Non-cash charges	(3)	–	(3)
Cash payments	(53)	(2)	(55)
Change in estimate	(11)	(1)	(12)
Foreign exchange impacts	(2)	–	(2)
Accrued costs as of July 3, 2010	22	3	25
Cash payments	(10)	–	(10)
Change in estimate	(6)	–	(6)
Foreign exchange impacts	1	–	1
Accrued costs as of July 2, 2011	$ 7	$ 3	$ 10

Common Stock (Tables)	12 Months Ended
Jul. 02, 2011
Common Stock
Changes In Outstanding Shares Of Common Stock

Shares in thousands	2011	2010	2009
Beginning balances	662,118	695,658	706,359
Stock issuances
Stock option and benefit plans	3,211	1,055	38
Restricted stock plans	1,992	1,741	543
Reacquired shares	(80,221)	(36,417)	(11,390)
Other	–	81	108
Ending balances	587,100	662,118	695,658

Schedule Of Dividends Declared

In millions except per share data	2011	2010	2009
Common stock dividends declared	$275	$299	$306
Dividends per share amount declared	$0.46	$0.44	$0.44

Accumulated Other Comprehensive Income (Tables)	12 Months Ended
Jul. 02, 2011
Accumulated Other Comprehensive Income
Components Of Accumulated Other Comprehensive Income

In millions	Cumu- lative Trans- lation Adjust- ment	Net Unrealized Gain (Loss) on Qualifying Cash Flow Hedges and Other	Pension/ Post- retire- ment Liability Adjust- ment	Accum- ulated Other Compre- hensive Income (Loss)
Balance at June 28, 2008	$ 539	$ 21	$(411)	$ 149
Measurement date adjustment	–	–	3	3
Amortization of net actuarial loss and prior service credit	–	–	1	1
Net actuarial loss arising during the period	–	–	(299)	(299)
Postretirement plan amendments	–	–	55	55
Other comprehensive income (loss) activity	(561)	(32)	79	(514)
Balance at June 27, 2009	(22)	(11)	(572)	(605)
Disposition of Godrej J.V.	14	–	–	14
Amortization of net actuarial loss and prior service credit	–	–	19	19
Net actuarial loss arising during the period	–	–	(323)	(323)
Pension plan curtailment	–	–	27	27
Pension and postretirement plan amendments	–	–	(4)	(4)
Other comprehensive income (loss) activity	(96)	10	46	(40)
Balance at July 3, 2010	(104)	(1)	(807)	(912)
Disposition of Household & Body Care businesses	55	–	–	55
Amortization of net actuarial loss and prior service credit	–	–	16	16
Net actuarial gain arising during the period	–	–	326	326
Pension plan curtailment	–	–	25	25
Other comprehensive income (loss) activity	277	7	(50)	234
Balance at July 2, 2011	$ 228	$ 6	$(490)	$(256)

Stock-Based Compensation (Tables)	12 Months Ended
Jul. 02, 2011
Schedule Of Fair Value Of Option Grants

	2011	2010	2009

Weighted average expected lives	7.2 years	8.0 years	8.0 years

Weighted average risk-free interest rates	2.08%	3.03%	3.1%

Range of risk-free interest rates	1.91 – 2.66%	3.02 – 3.15%	3.1%

Weighted average expected volatility	28.0%	27.2%	22.1%

Range of expected volatility	27.3 – 30.0%	27.2 – 27.6%	22.1%

Dividend yield	2.9%	4.4%	3.0%

Stock Option [Member]
Schedule Of Changes In Stock-Based Compensation Awards

Shares in thousands	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in millions)
Options outstanding at July 3, 2010	20,036	$15.79	4.7	$16
Granted	2,318	15.49	–	–
Exercised	(3,106)	16.41	–	–
Canceled/expired	(1,436)	14.67	–	–
Options outstanding at July 2, 2011	17,812	$15.73	4.6	$66
Options exercisable at July 2, 2011	12,041	$17.06	2.9	$29

Schedule Of Value Of Stock-Based Compensation Awards

In millions except per share data	2011	2010	2009
Number of options exercisable at end of fiscal year	12,041	13,121	22,721
Weighted average exercise price of options exercisable at end of fiscal year	$17.06	$17.66	$18.13
Weighted average grant date fair value of options granted during the fiscal year	$ 3.42	$ 1.88	$ 2.67
Total intrinsic value of options exercised during the fiscal year	$ 8.0	$ 0.9	$ 0.0
Fair value of options that vested during the fiscal year	$ 4.5	$ 6.3	$ 2.0

Restricted Stock Unit Awards [Member]
Schedule Of Changes In Stock-Based Compensation Awards

Shares in thousands	Shares	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in millions)
Nonvested share units at July 3, 2010	9,014	$12.86	1.2	$126
Granted	2,514	15.13	–	–
Vested	(2,858)	14.57	–	–
Forfeited	(947)	14.49	–	–
Nonvested share units at July 2, 2011	7,723	$12.76	1.1	$149
Exercisable share units at July 2, 2011	181	$16.20	2.9	$ 4

Schedule Of Value Of Stock-Based Compensation Awards

In millions except per share data	2011	2010	2009
Stock Unit Awards
Fair value of share-based units that vested during the fiscal year	$42	$35	$12
Weighted average grant date fair value of share based units granted during the fiscal year	$15.13	$10.06	$13.73
All Stock-Based Compensation
Total compensation expense	$41	$35	$41
Tax benefit on compensation expense	$15	$13	$12

Earnings Per Share (Tables)	12 Months Ended
Jul. 02, 2011
Earnings Per Share
Reconciliation Between Net Income (Loss) Per Share - Basic And Diluted

In millions except earnings per share	2011	2010	2009
Income from continuing operations attributable to Sara Lee	$338	$582	$184
Income (loss) from discontinued operations attributable to Sara Lee	213	(160)	180
Gain on sale of discontinued operations	736	84	–
Net income attributable to Sara Lee	$1,287	$506	$364
Average shares outstanding – basic	621	688	701
Dilutive effect of stock compensation	4	3	2
Diluted shares outstanding	625	691	703
Income (loss) per common share – Basic
Income from continuing operations	$0.54	$0.85	$0.26
Income from discontinued operations	1.53	(0.11)	0.26
Net income	$2.07	$0.74	$0.52
Income (loss) per common share – Diluted
Income from continuing operations	$0.54	$0.84	$0.26
Income from discontinued operations	1.52	(0.11)	0.26
Net income	$2.06	$0.73	$0.52

Debt Instruments (Tables)	12 Months Ended
Jul. 02, 2011
Debt Instruments
Composition Of The Corporation's Long-Term Debt, Which Includes Capital Lease Obligations

In millions	Maturity Date	2011	2010
Senior debt
Euro denominated – 2.25% note	2012	434	375
6.25% notes	2012	–	1,110
3.875% notes	2013	500	500
10% zero coupon notes ( $19 million face value)	2014	15	14
10% – 14.25% zero coupon notes ( $105 million face value)	2015	72	64
2.75% notes	2016	400	–
4.1% notes	2021	400	–
6.125% notes	2033	500	500
Total senior debt		2,321	2,563
Obligations under capital lease		3	3
Other debt		81	43
Total debt		2,405	2,609
Unamortized discounts		(5)	(6)
Hedged debt adjustment to fair value		9	26
Total long-term debt		2,409	2,629
Less current portion		(473)	(2)
		$1,936	$2,627

Selected Data On The Corporation's Short-Term Obligations

In millions	2011	2010	2009
Maximum month-end borrowings	$605	$132	$461
Average borrowings during the year	323	69	289
Year-end borrowings	238	47	20
Weighted average interest rate during the year	2.36%	2.67%	3.60%
Weighted average interest rate at year-end	1.34	2.69	6.68

Leases (Tables)	12 Months Ended
Jul. 02, 2011
Leases
Book Value Of Capital Lease Assets

In millions	July 2, 2011	July 3, 2010

Gross book value of capital lease assets included in property	$10	$10
Net book value of capital lease assets included in property	3	3

Future Minimum Lease Payments For Capital Leases

In millions	Capital Leases	Operating Leases

2012	$1	$58
2013	1	43
2014	1	31
2015	–	25
2016	–	17
Thereafter	–	69

Total minimum lease payments	3	$243

Amounts representing interest	–

Present value of net minimum payments	3
Current portion	1

Noncurrent portion	$2

Lease Depreciation And Expense

In millions	2011	2010	2009

Depreciation of capital lease assets	$1	$2	$3
Rental expense under operating leases	77	87	92

Financial Instruments (Tables)	12 Months Ended
Jul. 02, 2011
Financial Instruments
Aggregate Notional Dollar Amount Of Derivatives

In millions	July 2, 2011	July 3, 2010	Hedge Coverage (Number of Months)
Swap contracts
Rec. fixed/pay float – interest rate swap notional	$ 584	$ 761	8.9 –23.5
Rec. fixed/pay fixed – cross currency swaps notional[1]	813	704	2.5 –23.5
Forward rate agreement	–	50	–

Foreign currency forward contracts[1]
Commitments to purchase foreign currencies	$2,757	$4,211	0.1–11.6
Commitments to sell foreign currencies	2,754	4,066	0.1–11.6

Foreign currency option contracts[1,2]	$ –	$9	–
Commodity contracts
Commodity future contracts[3]	$ 193	$ 143	2.0–11.0
Commodity options contracts[2]	77	3	0.1– 5.0
Net Investment Hedges	$4,052	$4,500	–

[1]	The notional value is calculated using the exchange rates as of reporting date.
[2]	Option contract notional values are determined by the ratio of the change in option value to the change in the underlying hedged item.
[3]	Commodity futures contracts are determined by the initial cost of the contract.

Fair Value Of The Long Term Debt Including The Current Portion

	July 2, 2011		July 3, 2010
In millions	Fair Value	Carrying Amount	Fair Value	Carrying Amount
Long-term debt, including current portion	$2,413	2,409	$2,777	2,629

Schedule Of Fair Value Of All Derivative Contracts

	Assets				Liabilities
	Other Current Assets		Other Non-Current Assets		Accrued Liabilities – Other		Other
In millions	July 2, 2011	July 3, 2010	July 2, 2011	July 3, 2010	July 2, 2011	July 3, 2010	July 2, 2011	July 3, 2010
Derivatives designated as hedging instruments
Interest rate contracts[2]	$ –	$ 4	$12	$27	$ 2	$ –	$ –	$ –
Foreign exchange contracts[2]	–	143	–	–	191	2	66	153
Commodity contracts[1]	–	–	–	–	–	–	–	–
Total derivatives designated as hedging instruments	–	147	12	27	193	2	66	153
Derivatives not designated as hedging instruments
Foreign exchange contracts[2]	20	42	–	–	13	42	–	–
Commodity contracts[1]	2	–	–	–	–	–	–	–
Total derivatives not designated as hedging instruments	22	42	–	–	13	42	–	–
Total derivatives	$22	$189	$12	$27	$206	$44	$66	$153
1	Categorized as level 1: Fair value of level 1 assets and liabilities as of July 2, 2011 are $2 million and nil and at July 3, 2010 are nil and nil, respectively.
2	Categorized as level 2: Fair value of level 2 assets and liabilities as of July 2, 2011 are $32 million and $272 million and at July 3, 2010 are $216 million and $197 million, respectively.

Information Relating To Cash Flow Hedges, Net Investment Hedges, Fair Value Hedges And Other Derivatives Not Designated As Hedging Instruments

		Interest Rate Contracts		Foreign Exchange Contracts		Commodity Contracts		Total
In millions	year ended	July 2, 2011	July 3, 2010	July 2, 2011	July 3, 2010	July 2, 2011	July 3, 2010	July 2, 2011	July 3, 2010
Cash Flow Derivatives
Amount of gain (loss) recognized in other comprehensive income (OCI) [1]		$2	$(4)	$(69)	$77	$14	$ –	$(53)	$73
Amount of gain (loss) reclassified from AOCI into earnings [1,2]		3	–	(82)	65	15	(4)	(64)	61
Amount of ineffectiveness recognized in earnings[3,4]		–	–	(9)	(8)	(1)	–	(10)	(8)
Amount of gain (loss) expected to be classified into earnings during the next twelve months		–	NA	(7)	NA	–	NA	(7)	NA
Net Investment Derivatives
Amount of gain (loss) recognized in OCI[1]		–	–	(672)	411	–	–	(672)	411
Amount of gain (loss) recognized from OCI into earnings[6]		–	–	12	–	–	–	12	–
Fair Value Derivatives
Amount of derivative gain (loss) recognized in earnings[5]		3	19	–	–	–	–	3	19
Amount of Hedged Item gain (loss) recognized in earnings[5]		6	(1)	–	–	–	–	6	(1)
Derivatives Not Designated as Hedging Instruments
Amount of gain (loss) recognized in Cost of Sales		–	–	(46)	32	17	(5)	(29)	27
Amount of gain (loss) recognized in SG&A		–	–	92	(60)	6	(1)	98	(61)

[1]	Effective portion.
[2]

Gain (loss) reclassified from AOCI into earnings is reported in interest, for interest rate swaps, in selling, general, and administrative (SG&A) expenses for foreign exchange contracts and in cost of sales for commodity contracts.

[3]	Gain (loss) recognized in earnings is related to the ineffective portion and amounts excluded from the assessment of hedge effectiveness.
[4]	Gain (loss) recognized in earnings is reported in interest expense for foreign exchange contract and SG&A expenses for commodity contracts.
[5]

The amount of gain (loss) recognized in earnings on the derivative contracts and the related hedged item is reported in interest for the interest rate contracts and SG&A for the foreign exchange contracts.

[6]	The gain (loss) recognized from OCI into earnings is reported in gain on sale of discontinued operations.

Defined Benefit Pension Plans (Tables)	12 Months Ended
Jul. 02, 2011
Defined Benefit Pension Plans
Schedule Of Weighted Average Actuarial Assumptions

	2011	2010	2009
U.S. Plans
Net periodic benefit cost
Discount rate	5.4%	6.5%	6.7%
Long-term rate of return on plan assets	7.3	7.6	7.5
Rate of compensation increase	NA	3.5	3.8
Plan obligations
Discount rate	5.6%	5.4%	6.5%
Rate of compensation increase	NA	NA	3.5
International Plans
Net periodic benefit cost
Discount rate	5.2%	6.4%	6.1%
Long-term rate of return on plan assets	6.7	6.6	6.7
Rate of compensation increase	3.3	3.3	3.3
Plan obligations
Discount rate	5.6%	5.2%	6.4%
Rate of compensation increase	3.1	3.3	3.3

Components Of Net Periodic Benefit Cost

In millions	2011	2010	2009
U.S. Plans
Components of defined benefit net periodic benefit cost
Service cost	$7	$17	$21
Interest cost	73	74	69
Expected return on assets	(80)	(65)	(66)
Amortization of prior service cost	1	(2)	–
Net actuarial loss	12	33	(1)
Net periodic benefit cost	$13	$57	$23
International Plans
Components of defined benefit net periodic benefit cost
Service cost	$32	$31	$30
Interest cost	161	166	166
Expected return on assets	(198)	(176)	(180)
Amortization of prior service cost	5	7	8
Net actuarial loss	23	14	12
Net periodic benefit cost	$23	$42	$36

Schedule Of Funded Status Of Defined Benefit Pension Plans

	U.S. Plans		International Plans
In millions	2011	2010	2011	2010
Projected benefit obligation
Beginning of year	$1,372	$1,172	$2,963	$2,689
Service cost	7	17	35	37
Interest cost	73	74	161	166
Plan amendments/other	8	–	(24)	–
Benefits paid	(63)	(63)	(151)	(143)
Participant contributions	–	–	2	3
Actuarial (gain) loss	(27)	207	(169)	500
Divestitures	–	–	(8)	–
Settlement/curtailment	–	(35)	(6)	(10)
Foreign exchange	–	–	310	(279)
End of year	$1,370	$1,372	$3,113	$2,963
Fair value of plan assets
Beginning of year	$1,127	$857	$2,760	$2,652
Actual return on plan assets	179	177	241	397
Employer contributions	6	156	118	117
Participant contributions	–	–	2	3
Benefits paid	(63)	(63)	(151)	(143)
Divestitures	–	–	(5)	–
Settlement	–	–	–	(3)
Foreign exchange	–	–	307	(263)
End of year	1,249	1,127	3,272	2,760
Funded status	$(121)	$(245)	$159	$(203)
Amounts recognized on the consolidated balance sheets
Noncurrent asset	$7	$–	$258	$7
Accrued liabilities	(6)	(5)	(3)	(1)
Pension obligation	(122)	(240)	(96)	(209)
Net asset (liability) recognized	$(121)	$(245)	$159	$(203)
Amounts recognized in accumulated other comprehensive income
Unamortized prior service cost	$7	$4	$20	$45
Unamortized actuarial loss, net	215	353	500	679
Total	$222	$357	$520	$724

Schedule Of Accumulated Benefit Obligation And Fair Value Of Plan Assets

In millions	2011	2010
U.S. Plans
Projected benefit obligation	$1,113	$1,372
Accumulated benefit obligation	1,113	1,372
Fair value of plan assets	987	1,127
International Plans
Projected benefit obligation	$294	$1,466
Accumulated benefit obligation	283	1,439
Fair value of plan assets	206	1,268

Schedule Of Fair Value Of Pension Plan Assets

		Quoted
		Prices in
		Active	Significant
		Market for	Other
		Identical	Observable
	Total Fair	Assets	Inputs
In millions	Value	(Level 1)	(Level 2)
Equity securities
Non-U.S. securities – pooled funds	$875	$875	$–
Fixed income securities
Government bonds	804	804	–
Corporate bonds	1,000	1,000	–
U.S. pooled funds	157	157	–
Non-U.S. pooled funds	1,247	665	582
Total fixed income securities	3,208	2,626	582
Real estate	93	93	–
Cash and equivalents	121	121	–
Derivatives	49	61	(12)
Other	175	175	–
Total fair value of assets	$4,521	$3,951	$570

Percentage Allocation Of Pension Plan Assets

	2011	2010
U.S. Plans
Asset category
Equity securities	3%	4%
Debt securities	89	84
Real estate	2	2
Cash and other	6	10
Total	100%	100%
International Plans
Asset category
Equity securities	25%	22%
Debt securities	66	69
Real estate	2	3
Cash and other	7	6
Total	100%	100%

Postretirement Health-Care And Life-Insurance Plans (Tables)	12 Months Ended
Jul. 02, 2011
Postretirement Health-Care And Life-Insurance Plans
Schedule Of Weighted Average Actuarial Assumptions

	2011	2010	2009
Net periodic benefit cost
Discount rate	5.1%	6.3%	6.4%
Plan obligations
Discount rate	5.3	5.1	6.3
Health-care cost trend assumed for the next year	8.0	8.0	8.5
Rate to which the cost trend is assumed to decline	5.0	5.0	5.0
Year that rate reaches the ultimate trend rate	2017	2016	2016

Schedule Of Effect Of One Percent Change In Health Care Trend Rates

	One	One
	Percentage	Percentage
	Point	Point
In millions	Increase	Decrease
Effect on total service and interest components	$1	$(1)
Effect on postretirement benefit obligation	9	(7)

Schedule Of Net Periodic Benefit Cost

In millions	2011	2010	2009
Components of defined benefit net periodic cost (income)
Service cost	$2	$1	$3
Interest cost	5	6	8
Net amortization and deferral	(13)	(13)	(11)
Net periodic benefit cost (income)	$(6)	$(6)	$–
Curtailment (gains)	$–	$–	$(12)

Schedule Of Funded Status Of Postretirement Health-Care And Life-Insurance Plans

In millions	2011	2010
Accumulated postretirement benefit obligation
Beginning of year	$104	$89
Service cost	2	1
Interest cost	5	6
Net benefits paid	(9)	(12)
Plan participant contributions	2	1
Actuarial (gain) loss	(12)	13
Plan amendments	–	7
Foreign exchange	1	(1)
End of year	93	104
Fair value of plan assets	1	–
Funded status	$(92)	$(104)
Amounts recognized on the consolidated balance sheets
Accrued liabilities	$(7)	$(9)
Other liabilities	(85)	(95)
Total liability recognized	$(92)	$(104)
Amounts recognized in accumulated other comprehensive loss
Unamortized prior service credit	$(137)	$(157)
Unamortized net actuarial loss	26	51
Unamortized net initial asset	(3)	(5)
Total	$(114)	$(111)

Income Taxes (Tables)	12 Months Ended
Jul. 02, 2011
Income Taxes
Reconciliation Of U.S Statutory Tax Rate To Worldwide Effective Tax Rate

	2011	2010	2009
Income (loss) from continuing operations before income taxes
United States	7.6%	1.4%	(98.9)%
Foreign	92.4	98.6	198.9
	100.0%	100.0%	100.0%
Tax expense (benefit) at U.S. statutory rate	35.0%	35.0%	35.0%
Tax on remittance of foreign earnings	6.0	22.0	14.6
Finalization of tax reviews and audits and changes in estimate on tax contingencies	(4.0)	(25.1)	(7.1)
Foreign taxes different than U.S. statutory rate	(12.8)	(8.4)	(19.1)
Valuation allowances	8.9	(0.6)	2.9
Benefit of foreign tax credits	–	–	(5.4)
Contingent sale proceeds	–	(6.6)	(17.7)
Tax rate changes	–	–	(0.3)
Goodwill impairment	–	–	28.4
Tax provision adjustments	(1.7)	2.6	2.9
Other, net	(0.7)	(1.3)	4.2
Taxes at effective worldwide tax rates	30.7%	17.6%	38.4%

Current And Deferred Tax Provisions

In millions		2011		2010		2009
	Current	Deferred	Current	Deferred	Current	Deferred
U.S.	$13	$(23)	$(229)	$204	$42	$(48)
Foreign	92	64	176	(33)	130	(13)
State	5	(2)	4	2	4	–
	$110	$39	$(49)	$173	$176	$(61)

Components Of Deferred Tax Liabilities (Assets)

In millions	2011	2010
Deferred tax (assets)
Pension liability	$–	$(146)
Employee benefits	(137)	(167)
Unrealized foreign exchange	(180)	(49)
Nondeductible reserves	(94)	(78)
Net operating loss and other tax carryforwards	(392)	(357)
Investment in subsidiary	(257)	–
Other	–	(78)
Gross deferred tax (assets)	(1,060)	(875)
Less valuation allowances	414	215
Net deferred tax (assets)	(646)	(660)
Deferred tax liabilities
Property, plant and equipment	$153	$92
Pension asset	13	–
Intangibles	22	101
Unrepatriated earnings	763	501
Other	38	–
Deferred tax liabilities	989	694
Total net deferred tax (assets) liabilities	$343	$34

Reconciliation Of Unrecognized Tax Benefits

		July 2,	July 3,	June 27,
In millions	Year ended	2011	2010	2009
Unrecognized tax benefits
Beginning of year balance		$367	$547	$591
Increases based on current period tax positions		122	34	28
Increases based on prior period tax positions		9	39	22
Decreases based on prior period tax positions		(9)	(32)	(30)
Decreases related to settlements with tax authorities		(13)	(164)	(10)
Decreases related to a lapse of applicable statute of limitation		(58)	(25)	(7)
Foreign currency translation adjustment		44	(32)	(47)
End of year balance		$462	$367	$547

Business Segment Information (Tables)	12 Months Ended
Jul. 02, 2011
Business Segment Information
Reconciliation Of Sales And Operating Profit (Loss) From Segments To Consolidated

In millions	2011	2010	2009
Sales
North American Retail	$2,868	$2,818	$2,767
North American Foodservice	1,566	1,547	1,776
International Beverage	3,548	3,221	3,062
International Bakery	726	785	795
	8,708	8,371	8,400
Intersegment	(27)	(32)	(34)
Total	$8,681	$8,339	$8,366
Operating Segment Income (Loss)
North American Retail	$307	$343	$247
North American Foodservice	79	60	(20)
International Beverage	452	592	493
International Bakery	(12)	(14)	(194)
Total operating segment income	826	981	526
General corporate expenses	(188)	(259)	(225)
Mark-to-market derivative gain/(loss)	11	(13)	(12)
Amortization of intangibles	(22)	(21)	(21)
Contingent sale proceeds	–	133	150
Total operating income	627	821	418
Net interest expense	(85)	(115)	(120)
Debt extinguishment costs	(55)	–	–
Income from continuing operations before income taxes	$487	$706	$298

Reconciliation Of Assets, Depreciation And Additions To Long-Lived Assets From Segments To Consolidated

In millions	2011	2010	2009
Assets
North American Retail	$1,432	$1,293	$1,266
North American Foodservice	645	687	754
International Beverage	2,334	1,871	1,932
International Bakery	682	607	719
	5,093	4,458	4,671
Net assets held for sale	1,676	2,614	2,827
Other[1]	2,764	1,764	1,921
Total assets	$9,533	$8,836	$9,419
Depreciation
North American Retail	$99	$97	$95
North American Foodservice	40	50	41
International Beverage	95	88	91
International Bakery	22	24	25
	256	259	252
Discontinued operations	35	88	109
Other	11	21	22
Total depreciation	$302	$368	$383
Additions to Long-Lived Assets
North American Retail	$232	$163	$110
North American Foodservice	28	32	47
International Beverage	157	85	100
International Bakery	17	20	20
	434	300	277
Other	15	6	26
Total additions to long-lived assets	$449	$306	$303

[1]	Principally cash and cash equivalents, certain corporate fixed assets, deferred tax assets and certain other noncurrent assets.

Geographic Area Information (Tables)	12 Months Ended
Jul. 02, 2011
Geographic Area Information
Schedule Of Sales And Long-Lived Assets By Geographical Area

In millions	United States Netherlands		Spain	France	Other	Total
2011
Sales	$4,383	$ 977	$555	$562	$2,204	$8,681
Long-lived assets	1,460	302	188	346	485	2,781
2010
Sales	$4,315	$1,001	$607	$509	$1,907	$8,339
Long-lived assets	1,447	274	180	294	363	2,558
2009
Sales	$4,501	$987	$649	$526	$1,703	$8,366
Long-lived assets	1,482	345	244	316	386	2,773

Quarterly Financial Data (Unaudited) (Tables)	12 Months Ended
Jul. 02, 2011
Quarterly Financial Data (Unaudited)
Quarterly Financial Data

In millions	Quarter	First	Second	Third	Fourth
2011
Continuing operations
Net sales		$1,988	$2,254	$2,142	$2,297
Gross profit		646	763	710	694
Income (loss)		64	96	130	48
Income (loss) per common share
Basic		0.10	0.15	0.21	0.08
Diluted		0.10	0.15	0.21	0.08
Net income (loss)		194	833	156	113
Net income (loss) per common share
Basic		0.29	1.30	0.25	0.19
Diluted		0.29	1.30	0.25	0.19
Cash dividends declared		–	0.115	0.115	0.23
Market price
High		15.40	17.72	20.26	19.80
Low		13.22	14.00	16.45	17.87
Close		13.43	17.51	17.90	19.32

In millions	Quarter	First	Second	Third	Fourth
2010
Continuing operations
Net sales		$1,969	$2,262	$1,995	$2,113
Gross profit		687	835	752	709
Income (loss)		176	285	13	108
Income (loss) per common share
Basic		0.25	0.41	0.02	0.16
Diluted		0.25	0.41	0.02	0.16
Net income (loss)		287	376	(328)	192
Net income (loss) per common share
Basic		0.41	0.53	(0.49)	0.28
Diluted		0.41	0.53	(0.49)	0.28
Cash dividends declared		–	0.11	0.11	0.22
Market price
High		11.36	12.61	14.17	15.08
Low		9.17	10.64	11.67	12.83
Close		11.21	12.45	13.74	13.99

Schedule II Valuation and Qualifying Accounts (Tables)	12 Months Ended
Jul. 02, 2011
Schedule II Valuation and Qualifying Accounts
Schedule II Valuation and Qualifying Accounts

	Balance at Beginning of Year	Provision Charged to Costs and Expenses	Write-offs1 /Allowances Taken	Other Additions (Deductions)	Balance at End of Year
For the Year Ended June 27, 2009
Allowances for bad debts	$32	$4	$(2)	$(2)	$32
Other receivable allowances	41	6	(9)	(6)	32
Deferred tax asset valuation allowances	278	9	—	(84)	203

Total	$351	$19	$(11)	$(92)	$267

For the Year Ended July 3, 2010
Allowances for bad debts	$32	$5	$(2)	$(4)	$31
Other receivable allowances	32	16	(8)	(9)	31
Deferred tax asset valuation allowances	203	(5)	—	17	215

Total	$267	$16	$(10)	$4	$277

For the Year Ended July 2, 2011
Allowances for bad debts	$31	3	(4)	(4)	26
Other receivable allowances	31	13	(11)	(18)	15
Deferred tax asset valuation allowances	215	44	—	155	414

Total	$277	60	(15)	133	455

[1]	Net of collections on accounts previously written off.

Nature Of Operations And Basis Of Presentation (Details) (USD $) In Millions	12 Months Ended
Jul. 02, 2011
Fiscal period

The corporation's fiscal year ends on the Saturday closest to June 30. Fiscal years 2011 and 2009 were 52-week years. Fiscal 2010 was a 53-week year. Unless otherwise stated, references to years relate to fiscal years.

Expected change in reporting entity

In January 2011, the corporation announced that its board of directors has agreed in principle to divide the company into two separate, publicly traded companies which is expected to be completed in the first half of calendar 2012. Under the current plan, the International Beverage business will be spun off, tax-free, into a new public company (spin-off). The other company will primarily consist of Sara Lee's current North American Retail and North American Foodservice businesses. The separation plan is subject to final approval by the board of directors, other customary approvals and the receipt of an IRS tax ruling.

Other Current Assets [Member]
Other current assets and other accrued liabilities reclassified	$ 15
Other Accrued Liabilities [Member]
Other current assets and other accrued liabilities reclassified	60
Assets Held-For-Sale [Member]
Other current assets and other accrued liabilities reclassified	15
Liabilities Held For Sale [Member]
Other current assets and other accrued liabilities reclassified	$ 79

Summary Of Significant Accounting Policies (Details) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Jul. 02, 2011 USD ( $)	Jul. 02, 2011 EUR ( €)	Jul. 03, 2010 USD ( $)	Jun. 27, 2009 USD ( $)	Jul. 02, 2011 Minimum [Member]	Jul. 02, 2011 Maximum [Member]	Jul. 02, 2011 Machinery And Equipment [Member]	Jul. 02, 2011 Building And Building Improvements [Member]
Media advertising expense for continuing operations	$ 199		$ 202	$ 152
Contingent asset for cash payment due related to sale of European cut Tobacco business		95
Contingent sale proceeds effect on earnings per share			$ 0.19	$ 0.21
Shipping and handling costs	461		460	510
Property, plant, and equipment depreciation, period minimum (years)							3
Property, plant, and equipment depreciation, period maximum (years)							25	40
Capitalized interest	11		10	10
Fair value of goodwill, assumptions, cash flow growth rate, residual after year three					2.00%	4.00%
Fair value of goodwill, assumptions, cash flow discount rate	9.80%	9.80%
Accrued reserves excluding amount covered by insurance	$ 86		$ 76

Intangible Assets And Goodwill (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended			1 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended						12 Months Ended				12 Months Ended			12 Months Ended		12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009	May 31, 2011 North American Retail [Member]	Jul. 02, 2011 North American Retail [Member]	Jun. 27, 2009 North American Foodservice [Member]	Nov. 30, 2010 International Beverage [Member]	Jul. 02, 2011 International Beverage [Member]	Jun. 27, 2009 International Beverage [Member]	Jul. 02, 2011 International Bakery [Member]	Jun. 27, 2009 International Bakery [Member]	Jun. 27, 2009 Cafe Moka [Member] Trademarks And Brand Names [Member]	Jun. 27, 2009 Cafe Moka [Member] Customer Relationships [Member]	Jun. 27, 2009 Spanish Bakery [Member]	Jul. 02, 2011 North American Retail And International Beverage [Member] Trademarks And Brand Names [Member]	Jul. 02, 2011 North American Retail And International Beverage [Member] Customer Relationships [Member]	Jul. 02, 2011 North American Retail And International Beverage [Member] Other Contractual Agreements [Member]	Jul. 02, 2011 Trademarks And Brand Names [Member]	Jul. 02, 2011 Customer Relationships [Member]	Jul. 03, 2010 Customer Relationships [Member]	Jul. 02, 2011 Computer Software [Member]	Jul. 03, 2010 Computer Software [Member]	Jul. 02, 2011 Other Contractual Agreements [Member]	Jul. 03, 2010 Other Contractual Agreements [Member]
Amortization expense on intangible assets	$ 62	$ 55	$ 59
Estimated future amortization expense of intangible assets - 2012	44
Estimated future amortization expense of intangible assets - 2013	40
Estimated future amortization expense of intangible assets - 2014	36
Estimated future amortization expense of intangible assets - 2015	31
Estimated future amortization expense of intangible assets - 2016	14
Weighted average useful life, in years																		18	13		4		8
Impairment charges											79
Intangible assets												8	3
Goodwill acquired	59			36	36		23	23	18
Goodwill impairment charge						107					124			124
Trademarks and brand names acquired	56	54													47
Customer relationships																34
Intangible assets subject to amortization	794	617															5		142	100	411	352	10	5
Business Acquisition, Cost of Acquired Entity, Purchase Price				87			32		10
Assumed debt							$ 27		$ 20

Intangible Assets And Goodwill (Schedule Of Intangible Assets) (Details) (USD $) In Millions	Jul. 02, 2011	Jul. 03, 2010
Gross	$ 794	$ 617
Accumulated Amortization	528	430
Net Book Value	266	187
Trademarks and brand names not subject to amortization	56	54
Net book value of intangible assets	322	241
Trademarks [Member]
Gross	231	160
Accumulated Amortization	104	81
Net Book Value	127	79
Customer Relationships [Member]
Gross	142	100
Accumulated Amortization	106	87
Net Book Value	36	13
Computer Software [Member]
Gross	411	352
Accumulated Amortization	313	258
Net Book Value	98	94
Other Contractual Agreements [Member]
Gross	10	5
Accumulated Amortization	5	4
Net Book Value	$ 5	$ 1

Intangible Assets And Goodwill (Goodwill By Reportable Segment) (Details) (USD $) In Millions	12 Months Ended			1 Months Ended	12 Months Ended			12 Months Ended			1 Months Ended	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009	May 31, 2011 North American Retail [Member]	Jul. 02, 2011 North American Retail [Member]	Jul. 03, 2010 North American Retail [Member]	Jun. 27, 2009 North American Retail [Member]	Jul. 02, 2011 North American Foodservice [Member]	Jul. 03, 2010 North American Foodservice [Member]	Jun. 27, 2009 North American Foodservice [Member]	Nov. 30, 2010 International Beverage [Member]	Jul. 02, 2011 International Beverage [Member]	Jul. 03, 2010 International Beverage [Member]	Jun. 27, 2009 International Beverage [Member]	Jul. 02, 2011 International Bakery [Member]	Jul. 03, 2010 International Bakery [Member]	Jun. 27, 2009 International Bakery [Member]
Gross goodwill	$ 1,916	$ 1,824	$ 1,859		$ 139	$ 103	$ 103	$ 698	$ 729	$ 729		$ 367	$ 306	$ 322	$ 712	$ 686	$ 705
Accumulated impairment losses	(1,105)	(1,105)	(1,105)					(489)	(489)	(489)		(92)	(92)	(92)	(524)	(524)	(524)
Net goodwill	811	719	754		139	103	103	209	240	240		275	214	230	188	162	181
Foreign exchange / other	64	(35)										38	(16)		26	(19)
Acquisitions	59			36	36						23	23		18
Held for sale	$ (31)							$ (31)

Impairment Charges (Narrative) (Details) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Impairment charges	$ 21	$ 28	$ 314
North American Foodservice [Member]
Impairment charges	15	15	107
Impairment charge, goodwill			107
International Bakery [Member]
Impairment charges		13	207
Impairment charge, goodwill			124
Impairment charge, long-lived assets			83
Impairment charges of long-lived assets, after tax			58
Impairment charge, trademarks			79
International Beverage [Member]
Impairment charges	$ 6

Impairment Charges (Schedule Of Impairment Charges) (Details) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Pretax Impairment Charge	$ 21	$ 28	$ 314
Tax Benefit	7	9	25
After Tax Charge	14	19	289
North American Foodservice [Member]
Pretax Impairment Charge	15	15	107
Tax Benefit	5	5
After Tax Charge	10	10	107
International Beverage [Member]
Pretax Impairment Charge	6
Tax Benefit	2
After Tax Charge	4
International Bakery [Member]
Pretax Impairment Charge		13	207
Tax Benefit		4	25
After Tax Charge		$ 9	$ 182

Discontinued Operations (Narrative) (Details) In Millions	1 Months Ended	12 Months Ended			1 Months Ended		0 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended	1 Months Ended			12 Months Ended	1 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended	0 Months Ended
	Mar. 31, 2010 USD ( $)	Jul. 02, 2011 USD ( $)	Jul. 03, 2010 USD ( $)	Jun. 27, 2009 USD ( $)	May 31, 2011 Maximum [Member] USD ( $)	May 31, 2011 Minimum [Member] USD ( $)	Nov. 09, 2010 North American Fresh Bakery [Member] USD ( $)	Jul. 02, 2011 North American Fresh Bakery [Member] USD ( $)	Dec. 31, 2010 Global Body Care And European Detergents [Member] USD ( $)	Jul. 02, 2011 Global Body Care And European Detergents [Member] USD ( $)	Jul. 31, 2010 Air Care Products [Member] USD ( $)	Jul. 02, 2011 Air Care Products [Member] USD ( $)	Dec. 31, 2010 Non-Indian Insecticides [Member] EUR ( €)	Dec. 31, 2010 Non-Indian Insecticides [Member] USD ( $)	Feb. 28, 2011 Australia/New Zealand Bleach [Member] USD ( $)	Jul. 02, 2011 Australia/New Zealand Bleach [Member] USD ( $)	May 31, 2011 Shoe Care Business [Member] USD ( $)	Jul. 02, 2011 Shoe Care Business [Member] USD ( $)	Jul. 03, 2010 International Household And Body Care [Member] USD ( $)	May 31, 2010 Godrej Sara Lee Joint Venture [Member] USD ( $)	Jul. 03, 2010 Godrej Sara Lee Joint Venture [Member] USD ( $)	Aug. 09, 2011 North American Refrigerated Dough [Member] USD ( $)
Proceeds from disposition of business					$ 80	$ 70	$ 959		$ 1,600		$ 411		€ 154		$ 53		$ 276			$ 230		$ 545
Debt assumed							34
Contingent decrease In proceeds from divestiture							140
Potential regulatory purchase price reduction		140
Pension plan curtailment	25		10	17															(10)
Tax expense (benefit) related to results of discontinued operations																			453
Gain on sale of discontinued operations, tax expense		568	74					122		376		179				17					72
Tax charge, repatriation of foreign earnings		190	428
Tax benefit related to reversal of tax valuation allowance			40
Tax benefit related to anticipated utilization of capital loss carryforwards			22
Gain on disposition, after tax		736	84						491	491	94	94			31	31	119				78
Income (loss) from discontinued operations, tax expense (benefit)		(50)	481	109														79
Liability for deposit received for sale of business													152	203
Maximum exposure for loss associated with Independent Operators		$ 50

Discontinued Operations (Operating Results Of Discontinued Operations) (Details) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Net Sales	$ 3,422	$ 4,580	$ 4,516
Pretax Income (Loss)	172	342	305
Income (Loss)	222	(139)	196
International Household And Body Care [Member]
Net Sales	1,078	2,126	2,000
Pretax Income (Loss)	72	254	245
Income (Loss)	36	(199)	155
North American Fresh Bakery [Member]
Net Sales	2,037	2,128	2,200
Pretax Income (Loss)	58	32	13
Income (Loss)	159	23	10
North American Refrigerated Dough [Member]
Net Sales	307	326	316
Pretax Income (Loss)	42	56	47
Income (Loss)	$ 27	$ 37	$ 31

Discontinued Operations (Gain (Loss) On Sale Of Discontinued Operations) (Details) (USD $) In Millions	12 Months Ended		1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Dec. 31, 2010 Global Body Care And European Detergents [Member]	Jul. 02, 2011 Global Body Care And European Detergents [Member]	Jul. 31, 2010 Air Care Products [Member]	Jul. 02, 2011 Air Care Products [Member]	Feb. 28, 2011 Australia/New Zealand Bleach [Member]	Jul. 02, 2011 Australia/New Zealand Bleach [Member]	Jul. 02, 2011 Shoe Care Products [Member]	Jul. 02, 2011 Other Household And Body Care Businesses [Member]	Jul. 03, 2010 Godrej Sara Lee Joint Venture [Member]	Jul. 03, 2010 Other [Member]
Pretax Gain(Loss) on Sale	$ 1,304	$ 158		$ 867		$ 273		$ 48	$ 115	$ 1	$ 150	$ 8
Tax (Charge) / Benefit	(568)	(74)		(376)		(179)		(17)	4		(72)	(2)
After Tax Gain(Loss)	$ 736	$ 84	$ 491	$ 491	$ 94	$ 94	$ 31	$ 31	$ 119	$ 1	$ 78	$ 6

Discontinued Operations (Cash Flow Impacts Of Discontinued Operations) (Details) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Discontinued Operations
Cash from operating activities	$ 221	$ 498	$ 579
Cash flow (used in) investing activities	2,446	119	(105)
Cash flow used in financing activities	(2,667)	(625)	(468)
Net cash impact of discontinued operations		(8)	6
At start of period		8	2
At end of period			8
Increase (decrease) in cash of discontinued operations		$ (8)	$ 6

Discontinued Operations (Summary Of Net Assets Held For Sale) (Details) (USD $) In Millions	Jul. 02, 2011	Jul. 03, 2010
Discontinued Operations
Trade accounts receivable	$ 173	$ 200
Inventories	84	240
Other current assets	28	51
Total current assets held for sale	285	491
Property	558	616
Trademarks and other intangibles	263	452
Goodwill	612	1,038
Deferred assets	(91)
Other noncurrent assets	49	17
Assets held for sale	1,676	2,614
Accounts payable	134	137
Accrued expenses and other current liabilities	157	303
Current maturities of long-term debt	16	20
Total current liabilities held for sale	307	460
Long-term debt	79	92
Other liabilities	194	320
Liabilities held for sale	580	872
Noncontrolling interests	$ 29	$ 28

Discontinued Operations (Balance Sheet Amounts From Consolidation Of VIEs) (Details) (USD $) In Millions	Jul. 02, 2011	Jul. 03, 2010
Inventories - Finished goods	$ 84	$ 240
Property - Machinery and equipment	558	616
Assets held for sale	1,676	2,614
Current portion of long-term debt	16	20
Long-term debt excluding current portion	79	92
Liabilities held for sale	580	872
Noncontrolling interests	29	28
Variable Interest Entities [Member]
Inventories - Finished goods	2	2
Property - Machinery and equipment	18	22
Assets held for sale	20	24
Current portion of long-term debt	13	12
Long-term debt excluding current portion	49	58
Liabilities held for sale	62	70
Noncontrolling interests	$ 28	$ 23

Exit, Disposal And Restructuring Activities (Summary Of Exit, Disposal And Restructuring Actions) (Details) (USD $) In Millions, except Per Share data	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Exit and business dispositions	$ 105	$ 84	$ 98
Selling, general and administrative expenses	2,060	2,183	2,072
Reduction in income from continuing operations before income taxes	163	107	118
Income tax benefit	(46)	(35)	(31)
Reduction in income from continuing operations	117	72	87
Impact on diluted EPS from continuing operations	$ 0.19	$ 0.11	$ 0.13
Transformation Project Acceleration Spin Off [Member]
Exit and business dispositions	105	84	98
Selling, General And Administrative Expenses [Member]
Selling, general and administrative expenses	$ 58	$ 23	$ 20

Exit, Disposal And Restructuring Activities (Impact Of Restructuring Actions On Corporate Business Segments And Unallocated Corporate Expenses) (Details) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Increase in general corporate expenses	$ 84	$ 34	$ 28
Total	163	107	118
North American Retail [Member]
Decrease in business segment income	11	4
North American Foodservice [Member]
Decrease in business segment income	6	10	(1)
International Beverage [Member]
Decrease in business segment income	34	12	53
International Bakery [Member]
Decrease in business segment income	28	47	38
Business Segment [Member]
Decrease in business segment income	$ 79	$ 73	$ 90

Exit, Disposal And Restructuring Activities (2011 Actions Narrative) (Details) (Restructuring 2011 Actions [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
Jul. 02, 2011
Restructuring charges	$ 171
Planned employee terminations	1,500
Employee terminations	200
Additional restructuring charges expected to be recognized, minimum	30
Additional restructuring charges expected to be recognized, maximum	40
Scenario, Forecast [Member] | Discontinued Operations [Member]
Restructuring charges	425
Discontinued Operations [Member]
Restructuring charges	$ 97

Exit, Disposal And Restructuring Activities (2011 Actions Net Charges For Exit Disposal And Transformation Action And Related Reserve Status) (Details) (Restructuring 2011 Actions [Member], USD  $)
In Millions	12 Months Ended
Jul. 02, 2011
Exit, disposal and other costs recognized during period	$ 171
Charges recognized in discontinued operations	97
Cash payments	(112)
Non-cash charges	2
Foreign exchange	4
Accrued costs, ending balance	162
Employee Termination And Other Benefits [Member]
Exit, disposal and other costs recognized during period	104
Charges recognized in discontinued operations	59
Cash payments	(40)
Non-cash charges	2
Foreign exchange	4
Accrued costs, ending balance	129
IT And Other Costs [Member]
Exit, disposal and other costs recognized during period	58
Charges recognized in discontinued operations	38
Cash payments	(72)
Non-cash charges
Foreign exchange
Accrued costs, ending balance	24
Non-Cancellable Leases/Contractual Obligations [Member]
Exit, disposal and other costs recognized during period	9
Accrued costs, ending balance	$ 9

Exit, Disposal And Restructuring Activities (2010 Actions Narrative) (Details) (Restructuring 2010 Actions [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
Jul. 03, 2010
Restructuring 2010 Actions [Member]
Restructuring charges	$ 118
Planned employee terminations	1,100
Number of employees remaining to be terminated	70
Net loss on disposition of property	$ 20

Exit, Disposal And Restructuring Activities (2010 Actions Net Charges For Exit Disposal And Transformation Action And Related Reserve Status) (Details) (Restructuring 2010 Actions [Member], USD  $)
In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010
Exit, disposal and other costs recognized during period		$ 118
Charges recognized in discontinued operations	(1)	24
Cash payments	(38)	(54)
Non-cash charges	(3)	(1)
Change in estimate	(4)
Foreign exchange impacts	3	(5)
Asset and business disposition losses		(20)
Accrued costs, beginning balance	62
Accrued costs, ending balance	19	62
Employee Termination And Other Benefits [Member]
Exit, disposal and other costs recognized during period		59
Charges recognized in discontinued operations	(1)	9
Cash payments	(24)	(22)
Non-cash charges	(5)	(1)
Change in estimate	(4)
Foreign exchange impacts	3	(5)
Accrued costs, beginning balance	40
Accrued costs, ending balance	9	40
IT And Other Costs [Member]
Exit, disposal and other costs recognized during period		24
Charges recognized in discontinued operations		6
Cash payments	(9)	(21)
Accrued costs, beginning balance	9
Accrued costs, ending balance		9
Non-Cancellable Leases [Member]
Exit, disposal and other costs recognized during period		15
Charges recognized in discontinued operations		9
Cash payments	(5)	(11)
Non-cash charges	2
Accrued costs, beginning balance	13
Accrued costs, ending balance	10	13
Asset And Business Dispositions [Member]
Exit, disposal and other costs recognized during period		20
Asset and business disposition losses		$ (20)

Exit, Disposal And Restructuring Activities (2009 Actions Narrative) (Details) (Restructuring 2009 Actions [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
Jun. 27, 2009
Restructuring 2009 Actions [Member]
Restructuring charges	$ 120
Planned employee terminations	1,000

Exit, Disposal And Restructuring Activities (2009 Actions Net Charges For Exit Disposal And Transformation Action And Related Reserve Status) (Details) (Restructuring 2009 Actions [Member], USD  $)
In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Exit, disposal and other costs recognized during period			$ 120
Charges recognized in discontinued operations			16
Non-cash charges		(3)	(2)
Cash payments	(10)	(55)	(37)
Accrued costs, beginning balance	25	97
Change in estimate	(6)	(12)
Foreign exchange impacts	1	(2)
Accrued costs, ending balance	10	25	97
Employee Termination And Other Benefits [Member]
Exit, disposal and other costs recognized during period			101
Charges recognized in discontinued operations			13
Non-cash charges		(3)
Cash payments	(10)	(53)	(23)
Accrued costs, beginning balance	22	91
Change in estimate	(6)	(11)
Foreign exchange impacts	1	(2)
Accrued costs, ending balance	7	22	91
IT And Other Costs [Member]
Exit, disposal and other costs recognized during period			19
Charges recognized in discontinued operations			3
Non-cash charges			(2)
Cash payments		(2)	(14)
Accrued costs, beginning balance		6
Change in estimate		(1)
Accrued costs, ending balance	$ 3	$ 3	$ 6

Exit, Disposal And Restructuring Activities (Prior Actions Narrative) (Details) (Restructuring Actions Prior To 2009 [Member], USD $) In Millions	12 Months Ended
Jul. 02, 2011
Restructuring Actions Prior To 2009 [Member]
Accrued costs	$ 14
Restructuring adjustments	$ 2

Common Stock (Narrative) (Details) (USD $) Share data in Millions	1 Months Ended	12 Months Ended
	Mar. 31, 2010	Jul. 02, 2011	Jul. 03, 2010
Common Stock
Share repurchase authorization, value			$ 3,000,000,000
Shares repurchased	36.4	80.2
Cost of stock repurchased	500,000,000	1,300,000,000
Settlement on ASR		13,000,000
Share repurchase program remaining amount		$ 1,200,000,000
Share repurchase authorization, shares remaining under prior share repurchase program		13.5

Common Stock (Changes In Outstanding Shares Of Common Stock) (Details)	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Common Stock
Beginning balances	662,118,377	695,658,000	706,359,000
Stock option and benefit plans	3,211,000	1,055,000	38,000
Restricted stock plans	1,992,000	1,741,000	543,000
Reacquired shares	(80,221,000)	(36,417,000)	(11,390,000)
Other		81,000	108,000
Ending balances	587,099,794	662,118,377	695,658,000

Common Stock (Schedule Of Dividends Declared) (Details) (USD $) In Millions, except Per Share data	3 Months Ended							12 Months Ended
	Jul. 02, 2011	Apr. 02, 2011	Jan. 01, 2011	Oct. 02, 2010	Jul. 03, 2010	Mar. 27, 2010	Dec. 26, 2009	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Common Stock
Common stock dividends declared								$ 275	$ 299	$ 306
Dividends per share amount declared	$ 0.23	$ 0.115	$ 0.115		$ 0.22	$ 0.11	$ 0.11	$ 0.46	$ 0.44	$ 0.44

Accumulated Other Comprehensive Income (Components Of Accumulated Other Comprehensive Income) (Details) (USD $) In Millions	1 Months Ended	12 Months Ended			12 Months Ended
	Mar. 31, 2010	Jul. 03, 2010	Jun. 27, 2009	Jul. 02, 2011	Jul. 02, 2011 Cumulative Translation Adjustment [Member]	Jul. 03, 2010 Cumulative Translation Adjustment [Member]	Jun. 27, 2009 Cumulative Translation Adjustment [Member]	Jul. 02, 2011 Net Unrealized Gain (Loss) On Qualifying Cash Flow Hedges And Other [Member]	Jul. 03, 2010 Net Unrealized Gain (Loss) On Qualifying Cash Flow Hedges And Other [Member]	Jun. 27, 2009 Net Unrealized Gain (Loss) On Qualifying Cash Flow Hedges And Other [Member]	Jul. 02, 2011 Pension/Postretirement Liability Adjustment [Member]	Jul. 03, 2010 Pension/Postretirement Liability Adjustment [Member]	Jun. 27, 2009 Pension/Postretirement Liability Adjustment [Member]	Jul. 02, 2011 Accumulated Other Comprehensive Income (Loss) [Member]	Jul. 03, 2010 Accumulated Other Comprehensive Income (Loss) [Member]	Jun. 27, 2009 Accumulated Other Comprehensive Income (Loss) [Member]
Balance at beginning of period				$ (256)	$ (104)	$ (22)	$ 539	$ (1)	$ (11)	$ 21	$ (807)	$ (572)	$ (411)	$ (912)	$ (605)	$ 149
Measurement date adjustment													3			3
Amortization of net actuarial loss and prior service credit											16	19	1	16	19	1
Net actuarial gain(loss) arising during the period											326	(323)	(299)	326	(323)	(299)
Disposition of Godrej J.V.						14									14
Disposition of Household and Body Care business					55						0			55
Pension plan curtailment	25	10	17								25	27		25	27
Pension and postretirement plan amendments												(4)	55		(4)	55
Other comprehensive income (loss) activity					277	(96)	(561)	7	10	(32)	(50)	46	79	234	(40)	(514)
Balance at end of period		$ (912)		$ (256)	$ 228	$ (104)	$ (22)	$ 6	$ (1)	$ (11)	$ (490)	$ (807)	$ (572)	$ (256)	$ (912)	$ (605)

Stock-Based Compensation (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Jul. 02, 2011
Shares available for future grant	101.9
Shares authorized for grant	118.7
Stock Option [Member]
Terms of exercised options, maximum, in years	10
Proceeds from stock options exercised	$ 51
Unrecognized compensation expense related to stock option plans	7.3
Weighted average recognition period	1
Restricted Stock Unit Awards [Member]
Unrecognized compensation expense related to stock option plans	$ 30
Weighted average recognition period	1.77

Stock-Based Compensation (Schedule Of Fair Value Of Option Grants) (Details)	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Stock-Based Compensation
Weighted average expected lives, years	7.2	8	8
Weighted average risk-free interest rates	2.08%	3.03%	3.10%
Range of risk-free interest rates, minimum	1.91%	3.02%
Range of risk-free interest rates, maximum	2.66%	3.15%	3.10%
Weighted average expected volatility	28.00%	27.20%	22.10%
Range of expected volatility, minimum	27.30%	27.20%
Range of expected volatility, maximum	30.00%	27.60%	22.10%
Dividend yield	2.90%	4.40%	3.00%

Stock-Based Compensation (Schedule Of Changes In Stock-Based Compensation Awards, Stock Options) (Details) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Stock-Based Compensation
Options outstanding at July 3, 2010, Shares	20,036
Granted, Shares	2,318
Exercised, Shares	(3,106)
Canceled/expired, Shares	(1,436)
Options outstanding at July 2, 2011, shares	17,812
Options exercisable at July 2, 2011, Shares	12,041	13,121	22,721
Options outstanding at July 3, 2010, Weighted Average Exercise Price	$ 15.79
Granted, Weighted Average Exercise Price	$ 15.49
Exercised, Weighted Average Exercise Price	$ 16.41
Canceled/expired, Weighted Average Exercise Price	$ 14.67
Options outstanding at July 2, 2011, Weighted Average Exercise Price	$ 15.73
Options exercisable at July 2, 2011, Weighted Average Exercise Price	$ 17.06	$ 17.66	$ 18.13
Options outstanding at July 3, 2010, Weighted Average Remaining Contractual Term (years)	4.7
Options outstanding at July 2, 2011, Weighted Average Remaining Contractual Term (years)	4.6
Options exercisable at July 2, 2011, Weighted Average Remaining Contractual Term (years)	2.9
Options outstanding at July 3, 2010, Aggregate Intrinsic Value	$ 16
Options outstanding at July 2, 2011, Aggregate Intrinsic Value	66
Options exercisable at July 2, 2011, Aggregate Intrinsic Value	$ 29

Stock-Based Compensation (Schedule Of Value Of Stock-Based Compensation Awards, Stock Options) (Details) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Stock-Based Compensation
Number of options exercisable at end of fiscal year	12,041	13,121	22,721
Weighted average exercise price of options exercisable at end of fiscal year	$ 17.06	$ 17.66	$ 18.13
Weighted average grant date fair value of options granted during the fiscal year	$ 3.42	$ 1.88	$ 2.67
Total intrinsic value of options exercised during the fiscal year	$ 8	$ 0.9	$ 0
Fair value of options that vested during the fiscal year	$ 4.5	$ 6.3	$ 2

Stock-Based Compensation (Schedule Of Changes In Stock-Based Compensation Awards, Restricted Stock Units) (Details) (USD $) Share data in Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Stock-Based Compensation
Nonvested share units, shares	7,723	9,014
Granted, Shares	2,514
Vested, Shares	(2,858)
Forfeited, Shares	(947)
Exercisable share units at July 2, 2011, Shares	181
Nonvested share units, weighted average grant date fair value	$ 12.76	$ 12.86
Granted, Weighted Average Grant Date Fair Value	$ 15.13	$ 10.06	$ 13.73
Vested, Weighted Average Grant Date Fair Value	$ 14.57
Forfeited, Weighted Average Grant Date Fair Value	$ 14.49
Exercisable share units at July 2, 2011, Weighted Average Grant Date Fair Value	$ 16.2
Nonvested share units, weighted average remaining contractual term (years)	1.1	1.2
Exercisable share units at July 2, 2011, Weighted Average Remaining Contractual Term (years)	2.9
Nonvested share units, aggregate intrinsic value	149,000,000	126,000,000
Exercisable share units at July 2, 2011, Aggregate Intrinsic Value	$ 4,000,000

Stock-Based Compensation (Schedule Of Value Of Stock-Based Compensation Awards, Restricted Stock Units) (Details) (USD $) In Millions, except Per Share data	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Stock-Based Compensation
Fair value of share-based units that vested during fiscal year	$ 42	$ 35	$ 12
Weighted average grant date fair value of share-based units granted during fiscal year	$ 15.13	$ 10.06	$ 13.73
Total compensation expense	41	35	41
Tax benefit on compensation expense	$ 15	$ 13	$ 12

Employee Stock Ownership Plans (ESOP) (Details) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Employee Stock Ownership Plans ESOP
Unallocated shares in ESOP	6	7
ESOP related expenses	$ 15	$ 7	$ 5
Payments to ESOP	$ 23	$ 11	$ 11

Earnings Per Share (Narrative) (Details) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Earnings Per Share
Anti-dilutive stock option	8.4	16.1	27.7

Earnings Per Share (Reconciliation Between Net Income (Loss) Per Share Basic And Diluted) (Details) (USD $) In Millions, except Per Share data	3 Months Ended								12 Months Ended
	Jul. 02, 2011	Apr. 02, 2011	Jan. 01, 2011	Oct. 02, 2010	Jul. 03, 2010	Mar. 27, 2010	Dec. 26, 2009	Sep. 26, 2009	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Earnings Per Share
Income from continuing operations attributable to Sara Lee									$ 338	$ 582	$ 184
Income (loss) from discontinued operations attributable to Sara Lee									213	(160)	180
Gain on sale of discontinued operations									736	84
Net income attributable to Sara Lee									$ 1,287	$ 506	$ 364
Average shares outstanding - basic									621	688	701
Dilutive effect of stock compensation									4	3	2
Diluted shares outstanding									625	691	703
Income from continuing operations, per common share - Basic	$ 0.08	$ 0.21	$ 0.15	$ 0.1	$ 0.16	$ 0.02	$ 0.41	$ 0.25	$ 0.54	$ 0.85	$ 0.26
Income from discontinued operations, per common share - Basic									$ 1.53	$ (0.11)	$ 0.26
Net income, per common share - Basic	$ 0.19	$ 0.25	$ 1.3	$ 0.29	$ 0.28	$ (0.49)	$ 0.53	$ 0.41	$ 2.07	$ 0.74	$ 0.52
Income from continuing operations, per common share - Diluted	$ 0.08	$ 0.21	$ 0.15	$ 0.1	$ 0.16	$ 0.02	$ 0.41	$ 0.25	$ 0.54	$ 0.84	$ 0.26
Income from discontinued operations, per common share - Diluted									$ 1.52	$ (0.11)	$ 0.26
Net income, per common share - Diluted	$ 0.19	$ 0.25	$ 1.3	$ 0.29	$ 0.28	$ (0.49)	$ 0.53	$ 0.41	$ 2.06	$ 0.73	$ 0.52

Debt Instruments (Narrative) (Details)	1 Months Ended	12 Months Ended				0 Months Ended			12 Months Ended		1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended	1 Months Ended				12 Months Ended
	Mar. 31, 2010	Jul. 02, 2011 USD ( $)	Jul. 03, 2010 USD ( $)	Jun. 27, 2009 USD ( $)	Mar. 31, 2010 EUR ( €)	Oct. 08, 2010 6.25% Notes [Member] USD ( $)	Sep. 07, 2010 6.25% Notes [Member] USD ( $)	Sep. 07, 2010 6.25% Notes [Member] USD ( $)	Jul. 02, 2011 6.25% Notes [Member] USD ( $)	Sep. 08, 2010 6.25% Notes [Member]	Sep. 30, 2010 2.75% Notes [Member] USD ( $)	Jul. 02, 2011 2.75% Notes [Member]	Sep. 30, 2010 4.1% Notes [Member] USD ( $)	Jul. 02, 2011 4.1% Notes [Member]	Mar. 31, 2010 Retired Debt [Member] EUR ( €)	Jun. 30, 2011 Revolving Credit Facility [Member]	Jul. 02, 2011 Revolving Credit Facility [Member] USD ( $)	Jun. 30, 2011 Amended Credit Facility [Member] USD ( $)	Jul. 02, 2011 Maximum [Member]	Jul. 02, 2011 Minimum [Member]
Debt instrument interest rate					2.25%		6.25%	6.25%	6.25%	6.25%	2.75%	2.75%	4.10%	4.10%
Debt instrument maturity date	Mar 1, 2012						Sep 15, 2011				Sep 1, 2015		Sep 1, 2020			Dec 1, 2011
Aggregate principal amount							$ 1,110,000,000	$ 1,110,000,000
Debt redemption date										October 8, 2010
Debt redeemed						456,700,000		653,300,000
Charge associated with the early extinguishment of debt		(55,000,000)							55,000,000
Issuance of debt					300,000,000						400,000,000		400,000,000
Retirement of debt															(285,000,000)
Debt instrument year of maturity									2012			2016		2021	2011
Payments required on long-term debt during the year ending 2012		473,000,000
Payments required on long-term debt during the year ending 2013		521,000,000
Payments required on long-term debt during the year ending 2014		20,000,000
Payments required on long-term debt during the year ending 2015		77,000,000
Payments required on long-term debt during the year ending 2016		405,000,000
Cash interest payments		123,000,000	131,000,000	156,000,000
Line of credit facility, maximum borrowing capacity																	1,850,000,000	1,200,000,000
Letters of credit outstanding		$ 150,000,000
Credit facility annual fee		0.05%
Interest coverage ratio covenant																			2	1
Interest coverage ratio																			7	1

Debt Instruments (Composition Of The Corporation's Long-Term Debt, Which Includes Capital Lease Obligations) (Details)	Jul. 02, 2011 USD ( $)	Jul. 03, 2010 USD ( $)	Mar. 31, 2010 EUR ( €)	Jul. 02, 2011 Euro Denominated - 2.25% Note [Member] USD ( $)	Jul. 03, 2010 Euro Denominated - 2.25% Note [Member] USD ( $)	Jul. 02, 2011 6.25% Notes [Member]	Sep. 08, 2010 6.25% Notes [Member]	Sep. 07, 2010 6.25% Notes [Member]	Jul. 03, 2010 6.25% Notes [Member] USD ( $)	Jul. 02, 2011 3.875% Notes [Member] USD ( $)	Jul. 03, 2010 3.875% Notes [Member] USD ( $)	Jul. 02, 2011 10% Zero Coupon Notes [Member] USD ( $)	Jul. 03, 2010 10% Zero Coupon Notes [Member] USD ( $)	Jul. 02, 2011 10%-14.25% Zero Coupon Notes [Member] USD ( $)	Jul. 03, 2010 10%-14.25% Zero Coupon Notes [Member] USD ( $)	Jul. 02, 2011 2.75% Notes [Member] USD ( $)	Sep. 30, 2010 2.75% Notes [Member] USD ( $)	Jul. 02, 2011 4.1% Notes [Member] USD ( $)	Sep. 30, 2010 4.1% Notes [Member] USD ( $)	Jul. 02, 2011 6.125% Notes [Member] USD ( $)	Jul. 03, 2010 6.125% Notes [Member] USD ( $)
Senior debt, fixed interest rate			2.25%	2.25%		6.25%	6.25%	6.25%		3.88%		10.00%				2.75%	2.75%	4.10%	4.10%	6.13%
Senior debt, minimum interest rate														10.00%
Senior debt, maximum interest rate														14.25%
Debt instrument, face value			€ 300,000,000									$ 19,000,000		$ 105,000,000			$ 400,000,000		$ 400,000,000
Debt instrument year of maturity				2012		2012				2013		2014		2015		2016		2021		2033
Total senior debt	2,321,000,000	2,563,000,000		434,000,000	375,000,000				1,110,000,000	500,000,000	500,000,000	15,000,000	14,000,000	72,000,000	64,000,000	400,000,000		400,000,000		500,000,000	500,000,000
Obligations under capital lease	3,000,000	3,000,000
Other debt	81,000,000	43,000,000
Total debt	2,405,000,000	2,609,000,000
Unamortized discounts	(5,000,000)	(6,000,000)
Hedged debt adjustment to fair value	9,000,000	26,000,000
Total long-term debt	2,409,000,000	2,629,000,000
Less current portion	(473,000,000)	(2,000,000)
Total long-term debt non-current	$ 1,936,000,000	$ 2,627,000,000

Debt Instruments (Selected Data On The Corporation's Short-Term Obligations) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Debt Instruments
Maximum month-end borrowings	$ 605	$ 132	$ 461
Average borrowings during the year	323	69	289
Year-end borrowings	$ 238	$ 47	$ 20
Weighted average interest rate during the year	2.36%	2.67%	3.60%
Weighted average interest rate at year-end	1.34%	2.69%	6.68%

Leases (Narrative) (Details)	12 Months Ended
Jul. 02, 2011
Minimum [Member] | Building And Building Improvements [Member]
Lease term	10
Maximum [Member] | Building And Building Improvements [Member]
Lease term	15
Maximum [Member] | Machinery And Equipment [Member]
Lease term	7

Leases (Book Value Of Capital Lease Assets) (Details) (USD $) In Millions	Jul. 02, 2011	Jul. 03, 2010
Leases
Gross book value of capital lease assets included in property	$ 10	$ 10
Net book value of capital lease assets included in property	$ 3	$ 3

Leases (Future Minimum Lease Payments For Capital Leases) (Details) (USD $) In Millions	Jul. 02, 2011
Leases
Capital leases, future minimum payments due 2012	$ 1
Capital leases, future minimum payments due 2013	1
Capital leases, future minimum payments due 2014	1
Capital leases, future minimum payments due 2015
Capital leases, future minimum payments due 2016
Capital leases, future minimum payments due thereafter
Total minimum lease payments	3
Amounts representing interest
Present value of net minimum payments	3
Current portion	1
Noncurrent portion	2
Operating leases, future minimum payments due 2012	58
Operating leases, future minimum payments due 2013	43
Operating leases, future minimum payments due 2014	31
Operating leases, future minimum payments due 2015	25
Operating leases, future minimum payments due 2016	17
Operating leases, future minimum payments due thereafter	69
Operating leases, future minimum payments due, total	$ 243

Leases (Lease Depreciation And Expense) (Details) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Leases
Depreciation of capital lease assets	$ 1	$ 2	$ 3
Rental expense under operating leases	$ 77	$ 87	$ 92

Contingencies And Commitments (Details) In Millions	12 Months Ended						3 Months Ended		1 Months Ended		12 Months Ended
	Jul. 02, 2011 USD ( $)	Jul. 03, 2010 USD ( $)	Jun. 27, 2009 USD ( $)	Jun. 26, 2006 USD ( $)	Jul. 02, 2011 EUR ( €)	Dec. 31, 1997 EUR ( €)	Jan. 01, 2011 Italian Cartel Authority [Member] EUR ( €)	Dec. 26, 2009 Spanish Competition Authorities [Member] EUR ( €)	Jun. 30, 2010 Nestec/Nespresso [Member] EUR ( €)	Feb. 29, 2008 German Cartel Authorities [Member] EUR ( €)	Jul. 02, 2011 Discontinued North American Fresh Bakery Operations [Member] USD ( $)	Jul. 03, 2010 Discontinued North American Fresh Bakery Operations [Member] USD ( $)	Jun. 27, 2009 Discontinued North American Fresh Bakery Operations [Member] USD ( $)	Jul. 02, 2011 Netherlands [Member] EUR ( €)
Loss related to litigation settlement				$ 80
Hanesbrands, Inc. binding arbitration claim related to tax sharing agreement	72
Reserve account for Hanesbrands, Inc. binding arbitration claim related to tax sharing agreement	3.3
Regular scheduled contributions to multi-employer pension plans	3	4	5								45	43	42
Withdrawal liabilities from multi-employer pension plans	(3)	23	31
Government imposed fines							4	3.7		5.5
Accrual for competition matters					7.7									(20)
Belgian tax liability						30
Belgian taxes, interest, and penalties					32
Potential amount of payment for leases on property operators in default, maximum	74
Lawsuit damages									50
Purchase commitment, remaining amount committed	22
Minimum annual rentals due in 2012	15
Minimum annual rentals due in 2013	11
Minimum annual rentals due in 2014	10
Minimum annual rentals due in 2015	8
Minimum annual rentals due in 2016	2
Minimum annual rentals due thereafter	28
Letter of credit	8
Maximum potential guarantee on third party debt	12
Mexican tax indemnification		$ 26

Financial Instruments (Narrative) (Details) (USD $) In Millions, unless otherwise specified	Jul. 02, 2011	Jul. 03, 2010	Jul. 02, 2011 Highly Leveraged Trade Accounts Receivable [Member]	Jul. 03, 2010 Highly Leveraged Trade Accounts Receivable [Member]	Jul. 02, 2011 Maximum [Member] Credit Risk Contract [Member]	Jul. 03, 2010 Maximum [Member] Credit Risk Contract [Member]	Jul. 02, 2011 Interest Rate Swap [Member]	Jul. 02, 2011 Cash Flow Hedging [Member]	Jul. 02, 2011 Credit Risk Contract [Member]	Jul. 03, 2010 Credit Risk Contract [Member]
Notional amount of interest rate swaps settled							$ 285
Forward starting swap							50
Percent of long-term debt and notes payable instruments with fixed interest rates	68.00%
Minimum correlation rate of commodity instrument and underlying hedges								80.00%
Maximum correlation rate of commodity instrument and underlying hedges								125.00%
Aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position									272	197
Collateral required if credit-risk related features are triggered					272	197
Trade accounts receivable	$ 929	$ 1,035	$ 132	$ 103

Financial Instruments (Changes In Foreign Currency Denominated Subsidiary Net Assets Declared As Net Investment Hedges) (Details) (USD $) In Millions, unless otherwise specified	Jul. 02, 2011	Jul. 03, 2010	Jul. 02, 2011 Minimum [Member] Interest Rate Swap [Member]	Jul. 02, 2011 Minimum [Member] Cross Currency Swap [Member]	Jul. 02, 2011 Minimum [Member] Commitment To Purchase Foreign Currencies [Member]	Jul. 02, 2011 Minimum [Member] Commitment To Sell Foreign Currencies [Member]	Jul. 02, 2011 Minimum [Member] Commodity Future Contracts [Member]	Jul. 02, 2011 Minimum [Member] Commodity Options Contracts [Member]	Jul. 02, 2011 Maximum [Member] Interest Rate Swap [Member]	Jul. 02, 2011 Maximum [Member] Cross Currency Swap [Member]	Jul. 02, 2011 Maximum [Member] Commitment To Purchase Foreign Currencies [Member]	Jul. 02, 2011 Maximum [Member] Commitment To Sell Foreign Currencies [Member]	Jul. 02, 2011 Maximum [Member] Commodity Future Contracts [Member]	Jul. 02, 2011 Maximum [Member] Commodity Options Contracts [Member]	Jul. 02, 2011 Interest Rate Swap [Member]	Jul. 03, 2010 Interest Rate Swap [Member]	Jul. 02, 2011 Cross Currency Swap [Member]		Jul. 03, 2010 Cross Currency Swap [Member]		Jul. 02, 2011 Forward Rate Agreement [Member]	Jul. 03, 2010 Forward Rate Agreement [Member]	Jul. 02, 2011 Commitment To Purchase Foreign Currencies [Member]		Jul. 03, 2010 Commitment To Purchase Foreign Currencies [Member]		Jul. 02, 2011 Commitment To Sell Foreign Currencies [Member]		Jul. 03, 2010 Commitment To Sell Foreign Currencies [Member]		Jul. 03, 2010 Foreign Currency Option Contracts [Member]		Jul. 02, 2011 Commodity Future Contracts [Member]		Jul. 03, 2010 Commodity Future Contracts [Member]		Jul. 02, 2011 Commodity Options Contracts [Member]		Jul. 03, 2010 Commodity Options Contracts [Member]
Swap Contracts, Notional Amount															$ 584	$ 761	$ 813	[1]	$ 704	[1]		$ 50
Foreign Currency Contracts, Notional Amount																							2,757	[1]	4,211	[1]	2,754	[1]	4,066	[1]	9	[1],[2]
Commodity Contracts, Notional Amount																																	193	[3]	143	[3]	77	[2]	3	[2]
Net Investments Hedges	$ 4,052	$ 4,500
Number of Months of Hedge Coverage			8.9	2.5	0.1	0.1	2	0.1	23.5	23.5	11.6	11.6	11	5

[1]	The notional value is calculated using the exchange rates as of reporting date.
[2]	Option contract notional values are determined by the ratio of the change in option value to the change in the underlying hedged item.
[3]	Commodity futures contracts are determined by the initial cost of the contract.

Financial Instruments (Fair Value Of The Long Term Debt Including The Current Portion) (Details) (USD $) In Millions	Jul. 02, 2011	Jul. 03, 2010
Financial Instruments
Fair Value of Long-term debt	$ 2,413	$ 2,777
Carrying Amount of Long-term debt	$ 2,409	$ 2,629

Financial Instruments (Schedule Of Fair Value Of All Derivative Contracts) (Details) (USD $) In Millions	Jul. 02, 2011		Jul. 03, 2010
Designated As Hedging Instrument [Member] | Interest Rate Contracts [Member] | Other Current Assets [Member]
Total fair value of asset derivatives			$ 4	[1]
Designated As Hedging Instrument [Member] | Interest Rate Contracts [Member] | Other Non-Current Assets [Member]
Total fair value of asset derivatives	12	[1]	27	[1]
Designated As Hedging Instrument [Member] | Interest Rate Contracts [Member] | Accrued Liabilities - Other [Member]
Total fair value of liability derivatives	2	[1]
Designated As Hedging Instrument [Member] | Foreign Exchange Contracts [Member] | Other Current Assets [Member]
Total fair value of asset derivatives			143	[1]
Designated As Hedging Instrument [Member] | Foreign Exchange Contracts [Member] | Accrued Liabilities - Other [Member]
Total fair value of liability derivatives	191	[1]	2	[1]
Designated As Hedging Instrument [Member] | Foreign Exchange Contracts [Member] | Liabilities Other [Member]
Total fair value of liability derivatives	66	[1]	153	[1]
Designated As Hedging Instrument [Member] | Other Current Assets [Member]
Total fair value of asset derivatives			147
Designated As Hedging Instrument [Member] | Other Non-Current Assets [Member]
Total fair value of asset derivatives	12		27
Designated As Hedging Instrument [Member] | Accrued Liabilities - Other [Member]
Total fair value of liability derivatives	193		2
Designated As Hedging Instrument [Member] | Liabilities Other [Member]
Total fair value of liability derivatives	66		153
Derivatives Not Designated As Hedging Instruments [Member] | Foreign Exchange Contracts [Member] | Other Current Assets [Member]
Total fair value of asset derivatives	20	[1]	42	[1]
Derivatives Not Designated As Hedging Instruments [Member] | Foreign Exchange Contracts [Member] | Accrued Liabilities - Other [Member]
Total fair value of liability derivatives	13	[1]	42	[1]
Derivatives Not Designated As Hedging Instruments [Member] | Commodity Contracts [Member] | Other Current Assets [Member]
Total fair value of asset derivatives	2	[2]
Derivatives Not Designated As Hedging Instruments [Member] | Other Current Assets [Member]
Total fair value of asset derivatives	22		42
Derivatives Not Designated As Hedging Instruments [Member] | Accrued Liabilities - Other [Member]
Total fair value of liability derivatives	13		42
Quoted Prices In Active Market For Identical Assets (Level 1) [Member]
Assets	2
Liabilities
Significant Other Observable Inputs (Level 2) [Member]
Assets	32		216
Liabilities	272		197
Other Current Assets [Member]
Total fair value of asset derivatives	22	[2]	189	[2]
Other Non-Current Assets [Member]
Total fair value of asset derivatives	12	[2]	27	[2]
Accrued Liabilities - Other [Member]
Total fair value of liability derivatives	206	[2]	44	[2]
Liabilities Other [Member]
Total fair value of liability derivatives	$ 66	[2]	$ 153	[2]

[1]	Categorized as level 2: Fair value of level 2 assets and liabilities as of July 2, 2011 are $32 million and $272 million and at July 3, 2010 are $216 million and $197 million, respectively.
[2]	Categorized as level 1: Fair value of level 1 assets and liabilities as of July 2, 2011 are $2 million and nil and at July 3, 2010 are nil and nil, respectively.

Financial Instruments (Information Relating To Cash Flow Hedges, Net Investment Hedges, Fair Value Hedges And Other Derivatives Not Designated As Hedging Instruments) (Details) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011		Jul. 03, 2010
Interest Rate Contracts [Member] | Cost Of Sales [Member] | Derivatives Not Designated As Hedging Instruments [Member]
Amount of derivative gain (loss) recognized in earnings
Foreign Exchange Contracts [Member] | Cost Of Sales [Member] | Derivatives Not Designated As Hedging Instruments [Member]
Amount of derivative gain (loss) recognized in earnings	(46)		32
Commodity Contracts [Member] | Cost Of Sales [Member] | Derivatives Not Designated As Hedging Instruments [Member]
Amount of derivative gain (loss) recognized in earnings	17		(5)
Cost Of Sales [Member] | Derivatives Not Designated As Hedging Instruments [Member]
Amount of derivative gain (loss) recognized in earnings	(29)		27
Interest Rate Contracts [Member] | Selling, General And Administrative Expenses [Member] | Derivatives Not Designated As Hedging Instruments [Member]
Amount of derivative gain (loss) recognized in earnings
Foreign Exchange Contracts [Member] | Selling, General And Administrative Expenses [Member] | Derivatives Not Designated As Hedging Instruments [Member]
Amount of derivative gain (loss) recognized in earnings	92		(60)
Commodity Contracts [Member] | Selling, General And Administrative Expenses [Member] | Derivatives Not Designated As Hedging Instruments [Member]
Amount of derivative gain (loss) recognized in earnings	6		(1)
Selling, General And Administrative Expenses [Member] | Derivatives Not Designated As Hedging Instruments [Member]
Amount of derivative gain (loss) recognized in earnings	98		(61)
Interest Rate Contracts [Member] | Cash Flow Hedging [Member]
Amount of gain (loss) recognized in other comprehensive income (OCI)	2	[1]	(4)	[1]
Amount of gain (loss) reclassified from AOCI into earnings	3	[1],[2]
Amount of ineffectiveness recognized in earnings		[3],[4]		[3],[4]
Amount of gain (loss) expected to be reclassified into earnings during the next twelve months
Interest Rate Contracts [Member] | Net Investment Hedging [Member]
Amount of gain (loss) recognized in other comprehensive income (OCI)
Amount of gain (loss) recognized from OCI into earnings		[5]		[5]
Interest Rate Contracts [Member] | Fair Value Hedging [Member]
Amount of derivative gain (loss) recognized in earnings	3	[6]	19	[6]
Amount of Hedged Item gain (loss) recognized in earnings	6	[6]	(1)	[6]
Foreign Exchange Contracts [Member] | Cash Flow Hedging [Member]
Amount of gain (loss) recognized in other comprehensive income (OCI)	(69)	[1]	77	[1]
Amount of gain (loss) reclassified from AOCI into earnings	(82)	[1],[2]	65	[1],[2]
Amount of ineffectiveness recognized in earnings	(9)	[3],[4]	(8)	[3],[4]
Amount of gain (loss) expected to be reclassified into earnings during the next twelve months	(7)
Foreign Exchange Contracts [Member] | Net Investment Hedging [Member]
Amount of gain (loss) recognized in other comprehensive income (OCI)	(672)		411
Amount of gain (loss) recognized from OCI into earnings	12	[5]		[5]
Foreign Exchange Contracts [Member] | Fair Value Hedging [Member]
Amount of derivative gain (loss) recognized in earnings		[6]		[6]
Amount of Hedged Item gain (loss) recognized in earnings		[6]		[6]
Commodity Contracts [Member] | Cash Flow Hedging [Member]
Amount of gain (loss) recognized in other comprehensive income (OCI)	14	[1]
Amount of gain (loss) reclassified from AOCI into earnings	15	[1],[2]	(4)	[1],[2]
Amount of ineffectiveness recognized in earnings	(1)	[3],[4]		[3],[4]
Amount of gain (loss) expected to be reclassified into earnings during the next twelve months
Commodity Contracts [Member] | Net Investment Hedging [Member]
Amount of gain (loss) recognized in other comprehensive income (OCI)
Amount of gain (loss) recognized from OCI into earnings		[5]		[5]
Commodity Contracts [Member] | Fair Value Hedging [Member]
Amount of derivative gain (loss) recognized in earnings		[6]		[6]
Amount of Hedged Item gain (loss) recognized in earnings		[6]		[6]
Cash Flow Hedging [Member]
Amount of gain (loss) recognized in other comprehensive income (OCI)	(53)	[1]	73	[1]
Amount of gain (loss) reclassified from AOCI into earnings	(64)	[1],[2]	61	[1],[2]
Amount of ineffectiveness recognized in earnings	(10)	[3],[4]	(8)	[3],[4]
Amount of gain (loss) expected to be reclassified into earnings during the next twelve months	(7)
Net Investment Hedging [Member]
Amount of gain (loss) recognized in other comprehensive income (OCI)	(672)		411
Amount of gain (loss) recognized from OCI into earnings	12	[5]		[5]
Fair Value Hedging [Member]
Amount of derivative gain (loss) recognized in earnings	3	[6]	19	[6]
Amount of Hedged Item gain (loss) recognized in earnings	$ 6	[6]	$ (1)	[6]

[1]	Effective portion.
[2]	Gain (loss) reclassified from AOCI into earnings is reported in interest, for interest rate swaps, in selling, general, and administrative (SG&A) expenses for foreign exchange contracts and in cost of sales for commodity contracts.
[3]	Gain (loss) recognized in earnings is related to the ineffective portion and amounts excluded from the assessment of hedge effectiveness.
[4]	Gain (loss) recognized in earnings is reported in interest expense for foreign exchange contract and SG&A expenses for commodity contracts.
[5]	The gain (loss) recognized from OCI into earnings is reported in gain on sale of discontinued operations.
[6]	The amount of gain (loss) recognized in earnings on the derivative contracts and the related hedged item is reported in interest for the interest rate contracts and SG&A for the foreign exchange contracts.

Defined Benefit Pension Plans (Narrative) (Details) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended					3 Months Ended		12 Months Ended				12 Months Ended			12 Months Ended			1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended
	Mar. 31, 2010 USD ( $)	Jul. 02, 2011 USD ( $)	Jul. 03, 2010 USD ( $)	Jun. 27, 2009 USD ( $)	Jul. 02, 2011 Netherlands [Member] USD ( $)	Jul. 02, 2011 Netherlands [Member] EUR ( €)	Jul. 03, 2010 Defined Benefit Pension Plans [Member] USD ( $)	Jul. 02, 2011 Defined Benefit Pension Plans [Member] USD ( $)	Jul. 02, 2011 Scenario, Forecast [Member] U.S. Plans [Member] USD ( $)	Jul. 02, 2011 U.S. Plans [Member] USD ( $)	Jul. 03, 2010 U.S. Plans [Member] USD ( $)	Jul. 02, 2011 Scenario, Forecast [Member] International Plans [Member] USD ( $)	Jul. 02, 2011 International Plans [Member] USD ( $)	Jul. 03, 2010 International Plans [Member] USD ( $)	Jul. 02, 2011 International Plans [Member] Fixed Income Securities [Member]	Jul. 02, 2011 Scenario, Forecast [Member] USD ( $)	Jul. 03, 2010 International Household And Body Care [Member] USD ( $)	Jun. 27, 2009 International Household And Body Care [Member] USD ( $)	Mar. 31, 2010 Continuing Operations [Member] USD ( $)	Jun. 27, 2009 Continuing Operations [Member] USD ( $)	Mar. 31, 2010 Discontinued Operations [Member] USD ( $)	Jul. 02, 2011 Discontinued Operations [Member] USD ( $)
Pension plan curtailment	$ 25		$ 10	$ 17													$ (10)		$ 20	$ 12	$ 5	$ (5)
Pension plan settlements																		(2)
Recognition of net prior service credits	3
Reduction in projected benefit obligation	22				24
Expected amortizaton of prior service cost in 2012									1				3			10
Expected amortization of net actuarial loss in 2012									2				9			0
Net periodic benefit plan increase (decrease) from prior year		(44)	34										(19)	6
Improvement in expected return on plan assets													22
Increase in amortization of net actuarial losses due to actuarial gains in prior year			34
Funded status										(121)	(245)		159	(203)
Increase in projected benefit obligation													150
Increase in benefit plan assets										122			512
Accumulated pension obligation										1,370	1,372		3,049	2,875
Asset allocation aggregate fair value basis, fixed income securities										89.00%	84.00%		66.00%	69.00%	72.00%
Asset allocation aggregate fair value basis, equity securities		20.00%								3.00%	4.00%		25.00%	22.00%
Notional value basis of target allocation of equity securities percentage of assets													25.00%
Notional value basis of target allocation of fixed-income securities percentage of assets													70.00%
Notional value basis of target allocation of real estate and other investments percentage of assets													5.00%
Notional value basis of actual allocation of fixed-income securities percentage of assets													72.00%
Notional value basis of actual allocation of equity securities percentage of assets													22.00%
Future plan benefit payments 2012								234
Future plan benefit payments 2013								222
Future plan benefit payments 2014								228
Future plan benefit payments 2015								234
Future plan benefit payments 2016								243
Future plan benefit payments 2017 to 2021								1,344
Voluntary Employer contributions							200			6	156		118	117
Employer contributions						60						194				200
Defined contribution plan expense		34	31	29
Multi-employer plan annual contributions		3	4	5
Multi-employer partial withdrawal - collective bargaining unit			22
Multi-employer plan partial withdrawal liability		$ (3)	$ 23	$ 31

Defined Benefit Pension Plans (Schedule Of Weighted Average Actuarial Assumptions) (Details)	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
U.S. Plans [Member]
Net periodic benefit cost, Discount rate	5.40%	6.50%	6.70%
Net periodic benefit cost, Long-term rate of return on plan assets	7.30%	7.60%	7.50%
Net periodic benefit cost, Rate of compensation increase	0.00%	3.50%	3.80%
Plan obligations, Discount rate	5.60%	5.40%	6.50%
Plan obligations, Rate of compensation increase	0.00%	0.00%	3.50%
International Plans [Member]
Net periodic benefit cost, Discount rate	5.20%	6.40%	6.10%
Net periodic benefit cost, Long-term rate of return on plan assets	6.70%	6.60%	6.70%
Net periodic benefit cost, Rate of compensation increase	3.30%	3.30%	3.30%
Plan obligations, Discount rate	5.60%	5.20%	6.40%
Plan obligations, Rate of compensation increase	3.10%	3.30%	3.30%

Defined Benefit Pension Plans (Components Of Net Periodic Benefit Cost) (Details) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
U.S. Plans [Member]
Service cost	$ 7	$ 17	$ 21
Interest cost	73	74	69
Expected return on assets	(80)	(65)	(66)
Amortization of prior service cost	1	(2)
Amortization of net actuarial loss	12	33	(1)
Net periodic benefit cost (income)	13	57	23
International Plans [Member]
Service cost	32	31	30
Interest cost	161	166	166
Expected return on assets	(198)	(176)	(180)
Amortization of prior service cost	5	7	8
Amortization of net actuarial loss	23	14	12
Net periodic benefit cost (income)	$ 23	$ 42	$ 36

Defined Benefit Pension Plans (Schedule Of Funded Status Of Defined Benefit Pension Plans) (Details) (USD $) In Millions	Jul. 02, 2011	Jul. 03, 2010 Defined Benefit Pension Plans [Member]	Jul. 02, 2011 U.S. Plans [Member]	Jul. 03, 2010 U.S. Plans [Member]	Jun. 27, 2009 U.S. Plans [Member]	Jul. 02, 2011 International Plans [Member]	Jul. 03, 2010 International Plans [Member]	Jun. 27, 2009 International Plans [Member]
Beginning of year			$ 1,372	$ 1,172		$ 2,963	$ 2,689
Service cost			7	17		35	37
Interest cost			73	74	69	161	166	166
Plan amendments/other			8			(24)
Benefits paid			(63)	(63)		(151)	(143)
Participant contributions						2	3
Actuarial (gain) loss			(27)	207		(169)	500
Divestitures						(8)
Divestitures, assets						(5)
Settlement/curtailment				(35)		(6)	(10)
Foreign exchange						310	(279)
End of year			1,370	1,372	1,172	3,113	2,963	2,689
Beginning of year	4,521		1,127	857		2,760	2,652
Actual return on plan assets			179	177		241	397
Employer contributions		200	6	156		118	117
Settlement							(3)
Foreign exchange						307	(263)
End of year	4,521		1,249	1,127	857	3,272	2,760	2,652
Funded status			(121)	(245)		159	(203)
Noncurrent asset			7			258	7
Accrued liabilities			(6)	(5)		(3)	(1)
Pension obligation			(122)	(240)		(96)	(209)
Net asset (liability) recognized			(121)	(245)		159	(203)
Unamortized prior service cost			7	4		20	45
Unamortized actuarial loss, net			215	353		500	679
Total			$ 222	$ 357		$ 520	$ 724

Defined Benefit Pension Plans (Schedule Of Accumulated Benefit Obligation And Fair Value Of Plan Assets) (Details) (USD $) In Millions	Jul. 02, 2011	Jul. 03, 2010
U.S. Plans [Member]
Projected benefit obligation	$ 1,113	$ 1,372
Accumulated benefit obligation	1,113	1,372
Fair value of plan assets	987	1,127
International Plans [Member]
Projected benefit obligation	294	1,466
Accumulated benefit obligation	283	1,439
Fair value of plan assets	$ 206	$ 1,268

Defined Benefit Pension Plans (Schedule Of Fair Value Of Pension Plan Assets) (Details) (USD $) In Millions	Jul. 02, 2011
Total fair value of assets	$ 4,521
Real Estate [Member]
Total fair value of assets	93
Real Estate [Member] | Quoted Prices In Active Market For Identical Assets (Level 1) [Member]
Total fair value of assets	93
Government Bonds [Member] | Fixed Income Securities [Member]
Total fair value of assets	804
Government Bonds [Member] | Fixed Income Securities [Member] | Quoted Prices In Active Market For Identical Assets (Level 1) [Member]
Total fair value of assets	804
Corporate Bond [Member] | Fixed Income Securities [Member]
Total fair value of assets	1,000
Corporate Bond [Member] | Fixed Income Securities [Member] | Quoted Prices In Active Market For Identical Assets (Level 1) [Member]
Total fair value of assets	1,000
Cash And Equivalents [Member]
Total fair value of assets	121
Cash And Equivalents [Member] | Quoted Prices In Active Market For Identical Assets (Level 1) [Member]
Total fair value of assets	121
Derivative [Member]
Total fair value of assets	49
Derivative [Member] | Quoted Prices In Active Market For Identical Assets (Level 1) [Member]
Total fair value of assets	61
Derivative [Member] | Significant Other Observable Inputs (Level 2) [Member]
Total fair value of assets	(12)
Other Securities [member]
Total fair value of assets	175
Other Securities [member] | Quoted Prices In Active Market For Identical Assets (Level 1) [Member]
Total fair value of assets	175
Non-U.S. Securities [Member] | Fixed Income Securities [Member]
Total fair value of assets	1,247
Non-U.S. Securities [Member] | Fixed Income Securities [Member] | Quoted Prices In Active Market For Identical Assets (Level 1) [Member]
Total fair value of assets	665
Non-U.S. Securities [Member] | Fixed Income Securities [Member] | Significant Other Observable Inputs (Level 2) [Member]
Total fair value of assets	582
Non-U.S. Securities [Member] | Equity Securities [Member]
Total fair value of assets	875
Non-U.S. Securities [Member] | Equity Securities [Member] | Quoted Prices In Active Market For Identical Assets (Level 1) [Member]
Total fair value of assets	875
U.S. Securities [Member] | Fixed Income Securities [Member]
Total fair value of assets	157
U.S. Securities [Member] | Fixed Income Securities [Member] | Quoted Prices In Active Market For Identical Assets (Level 1) [Member]
Total fair value of assets	157
Fixed Income Securities [Member]
Total fair value of assets	3,208
Fixed Income Securities [Member] | Quoted Prices In Active Market For Identical Assets (Level 1) [Member]
Total fair value of assets	2,626
Fixed Income Securities [Member] | Significant Other Observable Inputs (Level 2) [Member]
Total fair value of assets	582
Quoted Prices In Active Market For Identical Assets (Level 1) [Member]
Total fair value of assets	3,951
Significant Other Observable Inputs (Level 2) [Member]
Total fair value of assets	$ 570

Defined Benefit Pension Plans (Percentage Allocation Of Pension Plan Assets) (Details)	Jul. 02, 2011	Jul. 03, 2010
Equity securities	20.00%
U.S. Plans [Member]
Equity securities	3.00%	4.00%
Debt securities	89.00%	84.00%
Real estate	2.00%	2.00%
Cash and other	6.00%	10.00%
Total	100.00%	100.00%
International Plans [Member]
Equity securities	25.00%	22.00%
Debt securities	66.00%	69.00%
Real estate	2.00%	3.00%
Cash and other	7.00%	6.00%
Total	100.00%	100.00%

Postretirement Health-Care And Life-Insurance Plans (Narrative) (Details) (USD $) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended
	Mar. 31, 2010	Jul. 02, 2011 years	Jul. 03, 2010	Jun. 27, 2009	Mar. 28, 2009
Minimum age for eligibility for postretirement benefits		55
Postretirement benefits, requisite service period		10
Pension plan curtailment	$ 25		$ 10	$ 17
Effect of plan amendment on accumulated postretirement obligation				32	50
Scenario, Forecast [Member]
Amortization of prior service cost		10
Amortization of net actuarial loss		0
Amortization of net initial asset		2
Continuing Operations [Member]
Pension plan curtailment	20			12
Postretirement Health-Care And Life Insurance Plan [Member]
Pension plan curtailment				(12)
Future plan benefit payments 2012		8
Future plan benefit payments 2013		8
Future plan benefit payments 2014		8
Future plan benefit payments 2015		8
Future plan benefit payments 2016		8
Future plan benefit payments from 2017 to 2021		43
Medicare Part D subsidy			$ 2

Postretirement Health-Care And Life-Insurance Plans (Schedule Of Weighted Average Actuarial Assumptions) (Details) (Postretirement Plan [Member])	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Postretirement Plan [Member]
Net periodic benefit cost, Discount rate	5.10%	6.30%	6.40%
Plan obligations, Discount rate	5.30%	5.10%	6.30%
Plan obligations, Health-care cost trend assumed for the next year	8.00%	8.00%	8.50%
Plan obligations, Rate to which the cost trend is assumed to decline	5.00%	5.00%	5.00%
Plan obligations, Year that rate reaches the ultimate trend rate	2017	2016	2016

Postretirement Health-Care And Life-Insurance Plans (Schedule Of Effect Of One Percent Change In Health Care Trend Rates) (Details) (USD $) In Millions	12 Months Ended
Jul. 02, 2011
Postretirement Health-Care And Life-Insurance Plans
Effect on total service and interest components, One Percentage Point Increase	$ 1
Effect on total service and interest components, One Percentage Point Decrease	(1)
Effect on postretirement benefit obligation, One Percentage Point Increase	9
Effect on postretirement benefit obligation, One Percentage Point Decrease	$ (7)

Postretirement Health-Care And Life-Insurance Plans (Schedule Of Net Periodic Benefit Cost) (Details) (USD $) In Millions	1 Months Ended	12 Months Ended
	Mar. 31, 2010	Jul. 03, 2010	Jun. 27, 2009	Jul. 02, 2011 Postretirement Health-Care And Life Insurance Plan [Member]	Jul. 03, 2010 Postretirement Health-Care And Life Insurance Plan [Member]	Jun. 27, 2009 Postretirement Health-Care And Life Insurance Plan [Member]
Service cost				$ 2	$ 1	$ 3
Interest cost				5	6	8
Net amortization and deferral				(13)	(13)	(11)
Net periodic benefit cost (income)				(6)	(6)
Curtailment (gains)	$ 25	$ 10	$ 17			$ (12)

Postretirement Health-Care And Life-Insurance Plans (Schedule Of Funded Status Of Postretirement Health-Care And Life-Insurance Plans) (Details) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Fair value of plan assets	$ 4,521
Postretirement Health-Care And Life Insurance Plan [Member]
Beginning of year	104	89
Service cost	2	1	3
Interest cost	5	6	8
Net benefits paid	(9)	(12)
Plan participant contributions	2	1
Actuarial (gain) loss	(12)	13
Plan amendments/Other		7
Foreign exchange	1	(1)
End of year	93	104	89
Fair value of plan assets	1
Funded status	(92)	(104)
Accrued liabilities	(7)	(9)
Other liabilities	(85)	(95)
Total liability recognized	(92)	(104)
Unamortized prior service credit	(137)	(157)
Unamortized net actuarial loss	26	51
Unamortized net initial asset	(3)	(5)
Total	$ (114)	$ (111)

Income Taxes (Narrative) (Details) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended						12 Months Ended
	May 31, 2010 EUR ( €)	Jul. 02, 2011 USD ( $)	Jul. 03, 2010 USD ( $)	Jun. 27, 2009 USD ( $)	Jul. 02, 2011 Minimum [Member] USD ( $)	Jul. 02, 2011 Maximum [Member] USD ( $)	Jul. 02, 2011 State [Member] USD ( $)	Jul. 02, 2011 Continuing Operations [Member] USD ( $)	Jul. 03, 2010 Continuing Operations [Member] USD ( $)	Jun. 27, 2009 Continuing Operations [Member] USD ( $)
Increase in tax expense related to income from continuing operations		$ 25	$ 9
Income from continuing operations before income taxes increase (decrease) from prior year		(219)	408
Tax benefit related to the release of tax contingencies and audit settlements			177
Tax benefit related to contingent proceeds			47
Tax expense recognition on certain earnings outside US not indefinitely reinvested			121					14	145	44
Potential US federal income tax not yet recognized on foreign unremitted earnings		763	501		200	225
Cash payments for income taxes		325	427	273				291	305	218
Net operating loss and other tax carryforwards expiring in 2012		1
Net operating loss and other tax carryforwards expiring in 2013		1
Net operating loss and other tax carryforwards expiring in 2014		1
Net operating loss and other tax carryforwards expiring in 2015		2
Net operating loss and other tax carryforwards expiring in 2016		1
Net operating loss and other tax carryforwards expiring in 2017		3
Net operating loss and other tax carryforwards expiring in 2018		5
Net operating loss and other tax carryforwards expiring in 2019		3
Net operating loss and other tax carryforwards expiring in 2020		2
Net operating loss and other tax carryforwards expiring in 2022 and beyond		34
Net operating loss carryforwards		288					51
Tax benefit likeliness threshold		50.00%
Unrecognized tax benefits that would affect effective tax rate		440
Unrecognized tax benefits range of potential decrease in twelve months, lower limit		15
Unrecognized tax benefits range of potential decrease in twelve months, upper limit		40
Interest and penalties for unrecognized tax (benefits) expense		10	(43)	15
Accrued interest and penalties for unrecognized tax benefits		86	61	111
Bank guarantee as security against tax allegations	€ 64

Income Taxes (Reconciliation Of U.S Statutory Tax Rate To Worldwide Effective Tax Rate) (Details)	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Income Taxes
United States	7.60%	1.40%	(98.90%)
Foreign	92.40%	98.60%	198.90%
Total	100.00%	100.00%	100.00%
Tax expense (benefit) at U.S. statutory rate	35.00%	35.00%	35.00%
Tax on remittance of foreign earnings	6.00%	22.00%	14.60%
Finalization of tax reviews and audits and changes in estimate on tax contingencies	(4.00%)	(25.10%)	(7.10%)
Foreign taxes different than U.S. statutory rate	(12.80%)	(8.40%)	(19.10%)
Valuation allowances	8.90%	(0.60%)	2.90%
Benefit of foreign tax credits			(5.40%)
Contingent sale proceeds		(6.60%)	(17.70%)
Tax rate changes			(0.30%)
Goodwill impairment			28.40%
Tax provision adjustments	(1.70%)	2.60%	2.90%
Other, net	(0.70%)	(1.30%)	4.20%
Taxes at effective worldwide tax rates	30.70%	17.60%	38.40%

Income Taxes (Current And Deferred Tax Provisions) (Details) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Income Taxes
U.S. - Current	$ 13	$ (229)	$ 42
U.S. - Deferred	(23)	204	(48)
Foreign - Current	92	176	130
Foreign - Deferred	64	(33)	(13)
State - Current	5	4	4
State - Deferred	(2)	2
Total - Current	110	(49)	176
Total - Deferred	$ 39	$ 173	$ (61)

Income Taxes (Components Of Deferred Tax Liabilities (Assets)) (Details) (USD $) In Millions	Jul. 02, 2011	Jul. 03, 2010
Income Taxes
Pension liability		$ (146)
Employee benefits	(137)	(167)
Unrealized foreign exchange	(180)	(49)
Nondeductible reserves	(94)	(78)
Net operating loss and other tax carryforwards	(392)	(357)
Investment in subsidiary	(257)
Other		(78)
Gross deferred tax (assets)	(1,060)	(875)
Less valuation allowances	414	215
Net deferred tax (assets)	(646)	(660)
Property, plant and equipment	153	92
Pension asset	13
Intangibles	22	101
Unrepatriated earnings	763	501
Other	38
Deferred tax liabilities	989	694
Total net deferred tax (assets) liabilities	$ 343	$ 34

Income Taxes (Reconciliation Of Unrecognized Tax Benefits) (Details) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Income Taxes
Beginning of year balance	$ 367	$ 547	$ 591
Increases based on current period tax positions	122	34	28
Increases based on prior period tax positions	9	39	22
Decreases based on prior period tax positions	(9)	(32)	(30)
Decreases related to settlements with tax authorities	(13)	(164)	(10)
Decreases related to a lapse of applicable statute of limitation	(58)	(25)	(7)
Foreign currency translation adjustment	44	(32)	(47)
End of year balance	$ 462	$ 367	$ 547

Business Segment Information (Narrative) (Details) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Revenues	$ 8,681	$ 8,339	$ 8,366
Wal-Mart Stores Inc. [Member]
Revenues	$ 1,000	$ 1,000	$ 900

Business Segment Information (Reconciliation Of Sales And Operating Profit (Loss) From Segments To Consolidated) (Details) (USD $) In Millions	3 Months Ended								12 Months Ended
	Jul. 02, 2011	Apr. 02, 2011	Jan. 01, 2011	Oct. 02, 2010	Jul. 03, 2010	Mar. 27, 2010	Dec. 26, 2009	Sep. 26, 2009	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Total business segment sales									$ 8,708	$ 8,371	$ 8,400
Intersegment									(27)	(32)	(34)
Total net sales	2,297	2,142	2,254	1,988	2,113	1,995	2,262	1,969	8,681	8,339	8,366
Total operating income (loss)									627	821	418
Net interest expense									(85)	(115)	(120)
Debt extinguishment costs									(55)
Income from continuing operations before income taxes									487	706	298
North American Retail [Member]
Total business segment sales									2,868	2,818	2,767
Total operating income (loss)									307	343	247
North American Foodservice [Member]
Total business segment sales									1,566	1,547	1,776
Total operating income (loss)									79	60	(20)
International Beverage [Member]
Total business segment sales									3,548	3,221	3,062
Total operating income (loss)									452	592	493
International Bakery [Member]
Total business segment sales									726	785	795
Total operating income (loss)									(12)	(14)	(194)
Operating Segments [Member]
Total operating income (loss)									826	981	526
General Corporate Expenses [Member]
Total operating income (loss)									(188)	(259)	(225)
Mark-To-Market Derivative Gain/(Loss) [Member]
Total operating income (loss)									11	(13)	(12)
Amortization Of Intangibles [Member]
Total operating income (loss)									(22)	(21)	(21)
Contingent Sale Proceeds [Member]
Total operating income (loss)										$ 133	$ 150

Business Segment Information (Reconciliation Of Assets, Depreciation And Additions To Long-Lived Assets From Segments To Consolidated) (Details) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011		Jul. 03, 2010		Jun. 27, 2009
Total assets	$ 9,533		$ 8,836		$ 9,419
Net assets held for sale	1,676		2,614		2,827
Other assets	2,764	[1]	1,764	[1]	1,921	[1]
Total depreciation	302		368		383
Discontinued operations	35		88		109
Other depreciation	11		21		22
Other	15		6		26
Total additions to long-lived assets	449		306		303
Operating Segments [Member]
Total assets	5,093		4,458		4,671
Total depreciation	256		259		252
Additions to Long-Lived Assets	434		300		277
North American Retail [Member]
Total assets	1,432		1,293		1,266
Total depreciation	99		97		95
Additions to Long-Lived Assets	232		163		110
North American Foodservice [Member]
Total assets	645		687		754
Total depreciation	40		50		41
Additions to Long-Lived Assets	28		32		47
International Beverage [Member]
Total assets	2,334		1,871		1,932
Total depreciation	95		88		91
Additions to Long-Lived Assets	157		85		100
International Bakery [Member]
Total assets	682		607		719
Total depreciation	22		24		25
Additions to Long-Lived Assets	$ 17		$ 20		$ 20

[1]	Principally cash and cash equivalents, certain corporate fixed assets, deferred tax assets and certain other noncurrent assets.

Geographic Area Information (Schedule Of Sales And Long-Lived Assets By Geographical Area) (Details) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Sales	$ 8,681	$ 8,339	$ 8,366
Long-lived Assets	2,781	2,558	2,773
United States [Member]
Sales	4,383	4,315	4,501
Long-lived Assets	1,460	1,447	1,482
Netherlands [Member]
Sales	977	1,001	987
Long-lived Assets	302	274	345
Spain [Member]
Sales	555	607	649
Long-lived Assets	188	180	244
France [Member]
Sales	562	509	526
Long-lived Assets	346	294	316
Other Geographic Area [Member]
Sales	2,204	1,907	1,703
Long-lived Assets	$ 485	$ 363	$ 386

Quarterly Financial Data (Unaudited) (Quarterly Financial Data) (Details) (USD $) In Millions, except Per Share data	3 Months Ended								12 Months Ended
	Jul. 02, 2011	Apr. 02, 2011	Jan. 01, 2011	Oct. 02, 2010	Jul. 03, 2010	Mar. 27, 2010	Dec. 26, 2009	Sep. 26, 2009	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Quarterly Financial Data (Unaudited)
Net sales	$ 2,297	$ 2,142	$ 2,254	$ 1,988	$ 2,113	$ 1,995	$ 2,262	$ 1,969	$ 8,681	$ 8,339	$ 8,366
Gross profit	694	710	763	646	709	752	835	687
Income (loss)	48	130	96	64	108	13	285	176	338	582	184
Income (loss) per common share - Basic	$ 0.08	$ 0.21	$ 0.15	$ 0.1	$ 0.16	$ 0.02	$ 0.41	$ 0.25	$ 0.54	$ 0.85	$ 0.26
Income (loss) per common share - Diluted	$ 0.08	$ 0.21	$ 0.15	$ 0.1	$ 0.16	$ 0.02	$ 0.41	$ 0.25	$ 0.54	$ 0.84	$ 0.26
Net income (loss)	$ 113	$ 156	$ 833	$ 194	$ 192	$ (328)	$ 376	$ 287
Net income (loss), per common share - Basic	$ 0.19	$ 0.25	$ 1.3	$ 0.29	$ 0.28	$ (0.49)	$ 0.53	$ 0.41	$ 2.07	$ 0.74	$ 0.52
Net income (loss), per common share - Diluted	$ 0.19	$ 0.25	$ 1.3	$ 0.29	$ 0.28	$ (0.49)	$ 0.53	$ 0.41	$ 2.06	$ 0.73	$ 0.52
Cash dividends declared	$ 0.23	$ 0.115	$ 0.115		$ 0.22	$ 0.11	$ 0.11		$ 0.46	$ 0.44	$ 0.44
Market price - High	$ 19.8	$ 20.26	$ 17.72	$ 15.4	$ 15.08	$ 14.17	$ 12.61	$ 11.36
Market price - Low	$ 17.87	$ 16.45	$ 14	$ 13.22	$ 12.83	$ 11.67	$ 10.64	$ 9.17
Market price - Close	$ 19.32	$ 17.9	$ 17.51	$ 13.43	$ 13.99	$ 13.74	$ 12.45	$ 11.21

Schedule II Valuation and Qualifying Accounts (Details) (USD $) In Millions	12 Months Ended
	Jul. 02, 2011	Jul. 03, 2010	Jun. 27, 2009
Balance at Beginning of Year	$ 277	$ 267	$ 351
Provision Charged to Cost and Expenses	60	16	19
Write-offs/ Allowances Taken	(15)	(10)	(11)
Other Additions (Deductions)	133	4	(92)
Balance at End of Year	455	277	267
Allowance for Bad Debts [Member]
Balance at Beginning of Year	31	32	32
Provision Charged to Cost and Expenses	3	5	4
Write-offs/ Allowances Taken	(4)	(2)	(2)
Other Additions (Deductions)	(4)	(4)	(2)
Balance at End of Year	26	31	32
Other Receivable Allowances [Member]
Balance at Beginning of Year	31	32	41
Provision Charged to Cost and Expenses	13	16	6
Write-offs/ Allowances Taken	(11)	(8)	(9)
Other Additions (Deductions)	(18)	(9)	(6)
Balance at End of Year	15	31	32
Deferred Tax Asset Valuation Allowances [Member]
Balance at Beginning of Year	215	203	278
Provision Charged to Cost and Expenses	44	(5)	9
Other Additions (Deductions)	155	17	(84)
Balance at End of Year	$ 414	$ 215	$ 203